OMB APPROVAL

OMB Number: 3235-0570

Expires: August 31, 2011

Estimated average burden hours per response: 18.9

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:  811-2514

ING Variable Funds

(Exact name of registrant as specified in charter)

7337 E. Doubletree Ranch Rd., Scottsdale, AZ	85258
(Address of principal executive offices)	(Zip code)

CT Corporation System, 101 Federal Street, Boston, MA 02110

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-992-0180

Date of fiscal year end:	December 31

Date of reporting period:	January 1, 2010 to December 31, 2010

ITEM 1.                             REPORTS TO STOCKHOLDERS.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

Annual Report

December 31, 2010

Classes ADV, I, S and S2

ING Variable Product Funds

Domestic Equity and Income Portfolios

■ ING Balanced Portfolio

■ ING Growth and Income Portfolio

Domestic Equity Growth Portfolio

■ ING Small Company Portfolio

Fixed-Income Portfolios

■ ING Intermediate Bond Portfolio

■ ING Money Market Portfolio

Global Equity Portfolio

■ ING BlackRock Science and Technology Opportunities Portfolio

This report is submitted for general information to shareholders of the ING Funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds' investment objectives, risks, charges, expenses and other information. This information should be read carefully.

MUTUAL FUNDS

TABLE OF CONTENTS

President's Letter	1

Market Perspective	2

Portfolio Managers' Reports	4

Shareholder Expense Examples	15

Report of Independent Registered Public Accounting Firm	17

Statements of Assets and Liabilities	18

Statements of Operations	22

Statements of Changes in Net Assets	24

Financial Highlights	27

Notes to Financial Statements	30

Summary Portfolios of Investments	50

Tax Information	93

Director/Trustee and Officer Information	94

Advisory Contract Approval Discussion	99

PROXY VOTING INFORMATION

A description of the policies and procedures that the Portfolios use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the ING Funds' website at www.ingfunds.com; and (3) on the U.S. Securities and Exchange Commission's (the "SEC") website at www.sec.gov. Information regarding how the Portfolios voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the ING Funds' website at www.ingfunds.com and on the SEC's website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Portfolios file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This report contains a summary portfolio of investments for certain Portfolios. The Portfolios' Forms N-Q are available on the SEC's website at www.sec.gov. The Portfolios' Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Portfolios' Forms N-Q, as well as a complete portfolio of investments, are available without charge upon request from the Portfolios by calling Shareholder Services toll-free at (800) 992-0180.

PRESIDENT'S LETTER

Big Picture vs. Details

Dear Shareholder,

On January 25, 2011, President Obama delivered his second State of the Union address. He called on Americans to put aside partisan differences and harness the nation's creativity to adapt and thrive in a rapidly changing global economy. The president's challenge is timely: the United States is approaching a nexus of intermediate- and long-term concerns, and the choices we make over the next two years could determine the nation's competitiveness in the global economy for decades to come.

There are reasons to be optimistic — the International Monetary Fund ("IMF") predicts the U.S. economy will grow about 3% in 2011. China and India are expected to grow at about 9% and even the euro zone appears to be recovering from crisis; this growth, however, is being accompanied by mounting inflation pressures in certain regions, suggesting that many economies are expanding at unsustainable rates.

As I write this, the World Economic Forum is getting underway in Davos, Switzerland, and there are numerous concerns to deal with. Chief among them are the still-present risk of sovereign debt defaults in the euro zone; high unemployment and banking problems in the advanced economies; and inflationary pressures in emerging markets, especially with regard to food, fuel and commodities.

As we've noted before, uncertainty is a defining characteristic of our age and, in our opinion, is likely to remain so beyond this year. How should you respond within your investment portfolio? Remember that the most important consideration is your long-term goals, not the outlook for 2011. With investment hazards and opportunities everywhere, we believe it makes sense to cast as broad a net as possible around the globe. In our opinion, you want your portfolio to be well diversified so that it is not harmed too much by the trouble spots, and has some exposure to positive trends.

As always, we believe the best approach is a well-diversified portfolio and a well-defined investment plan. As we've noted many times before, it's important to discuss any proposed changes thoroughly with your advisor before taking any action. Thank you for your continued confidence in ING Funds. We look forward to serving your investment needs in the future.

Sincerely,

Shaun Mathews
President and Chief Executive Officer
ING Funds
January 26, 2011

The views expressed in the President's Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and ING Funds disclaims any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for an ING Fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any ING Fund. Reference to specific company securities should not be construed as recommendations or investment advice.

International investing poses special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic.

MARKET PERSPECTIVE: YEAR ENDED DECEMBER 31, 2010

In our semi-annual report we described how, after a 13-month advance through mid-April, a confluence of local and world issues sent global equities, in the form of the MSCI World IndexSM measured in local currencies, including net reinvested dividends ("MSCI" for regions discussed below), reeling to a loss for the first half of the fiscal year. In the second half of the year, the MSCI World IndexSM bounced back and for 2010 returned 10.01%. (The MSCI World IndexSM returned 11.76% for the one year ended December 31, 2010, measured in U.S. dollars.) By year end, investor sentiment had turned distinctly positive, despite the grave concerns that remained.

It was a bumpy ride. Markets from stocks to bonds to currencies were continually buffeted by news and events relating to three main themes: the stuttering U.S. economic recovery, the sovereign debt crisis in the Eurozone and growth dynamics in China.

In the U.S., quarterly gross domestic product ("GDP") growth decelerated from 2.7% (annualized) in the first quarter of 2010 to 1.7% in the second, before recovering to 2.6% in the third. But attention was focused more on employment and housing. The 18-month recession which ended in June of 2009 had cost some 8.7 million jobs. But since then, the unemployment rate had been stuck between 9.4% and 10.1%, barely dented by private sector new jobs averaging 107,000 per month as 2010 ended.

The other weakening link was housing. Sales of new and existing homes collapsed after the expiry in April of a program of tax credits for home buyers and languished thereafter. House prices (based on the S&P/Case-Shiller 20-City Composite Home Price Index), having shown annual increases from February, resumed a downward trend in October with the index still 30% below the peak recorded in April 2006.

To be sure, there were some grounds for optimism as 2010 drew to a close. Consumer spending had risen for five straight months. Investment in equipment and software was growing at double-digit annual percentage rates. On December 30, new unemployment claims were reported below 400,000 for the first time since July 2008. The Federal Reserve in November announced a second round of quantitative easing and would buy $600 billion in Treasury notes and bonds. The mixed mid-term election results forced a "compromise" stimulus package worth an estimated $858 billion for 2011. In combination, these two measures increased the attractiveness of riskier asset classes like equities at the expense of high grade bonds, which sold off.

In the Eurozone, after default was narrowly averted on Greece's maturing bonds, the creation in May of a European Financial Stabilization "mechanism", funded with up to €750 billion seemed to calm nerves for a while. But in October, attention turned to Ireland, where the Irish government had injected huge sums into local banks, rendering its own fiscal position untenable. The November 29, 2010 European Union/International Monetary Fund bail-out worth €67.5 billion left markets unimpressed. Suddenly it was May again with downgrades, soaring yields on peripheral Eurozone bonds, fears of contagion, falling stock markets and doubts about the viability of the euro itself. The European Central Bank aggressively bought sovereign bonds and the mood settled. But with Spain's banks needing to refinance €85 billion of debt in 2011, the issue remains unresolved.

Investors watched nervously as China, the source of much of the world's growth, wrestled with inflation, which reached 5.1% in November, and a housing bubble. The authorities tightened mortgage requirements, raised banks' reserve ratio requirements six times in 2010 and interest rates twice in the last quarter. More interest rate increases seem inevitable.

In U.S. fixed income markets, the Barclays Capital U.S. Aggregate Bond Index of investment grade bonds returned 6.54% in 2010. A slight balance towards risk aversion in the first half gave way to improved risk appetite in the second. For the whole year, the Barclays Capital U.S. Treasury index returned 5.87%, underperforming the Barclays Capital Corporate Investment Grade Bond Index with a return of 9.00%, but both fell well short of the Barclays Capital High Yield Bond — 2% Issuer Constrained Composite Index which gained 14.94% for the one year period.

U.S. equities, represented by the S&P 500® Index including dividends, rose 15.06% in 2010, including its best September, a return of 8.92%, since 1939 and best December, a return of 6.68%, since 1991. Prices were supported by strong earnings reports, with operating earnings per share for S&P 500® companies recording four straight quarters of annual growth. Equities also benefited from improved risk appetite through the quantitative easing initiative and stimulus package referred to above.

In currencies, the worst of the gloom about the Eurozone in early June was replaced by renewed pessimism about the dollar in a stalling economy, before markets were seized by another bout of Eurozone angst. For the year, the dollar gained 8.15% against the euro and 2.95% against the pound, but lost 11.59% to the yen, which was sold in the market by the Bank of Japan after breaching 15-year high levels.

In international markets, the MSCI Japan® Index returned just 0.57% for the year after a strong last quarter, as quarterly GDP growth bounced back to 1.1% and the yen retreated from multi-year peaks. The tone of the market was generally poor with household spending fragile and consumer prices down for 21 months. The MSCI Europe ex UK® Index returned 4.84%, with Germany up 15.97% and Portugal, Italy, Ireland, Greece and Spain all falling. This broadly reflected the two-tier economy that has developed, with economic statistics favoring more soundly based countries at the expense of the peripherals. The MSCI UK® Index advanced 12.18%, despite the prospect of severe public spending cuts intended to eliminate an 11% budget deficit. Supporting sentiment was resilient, if perhaps temporary, quarterly GDP growth averaging 0.9% in the second half of the year.

Parentheses denote a negative number.

All indices are unmanaged and investors cannot invest directly in an index. Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Portfolios' performance is subject to change since the period's end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.ingfunds.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of ING's Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

BENCHMARK DESCRIPTIONS

Index	Description
MSCI World IndexSM	An unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.

S&P/Case-Shiller 20-City Composite Home Price Index	A composite index of the home price index for the top 20 Metropolitan Statistical Areas in the United States. The index is published monthly by Standard & Poor's.

Barclays Capital U.S. Aggregate Bond Index	An unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.

Barclays Capital U.S. Treasury Index	An unmanaged index that includes public obligations of the U.S. Treasury. Treasury bills, certain special issues, such as state and local government series bonds (SLGs), as well as U.S. Treasury TIPS and STRIPS, are excluded.

Barclays Capital Corporate Investment Grade Bond Index	The corporate component of the Barclays Capital U.S. Credit Index. The U.S. Credit Index includes publicly-issued U.S. corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity, and quality requirements. The index includes both corporate and non-corporate sectors. The corporate sectors are industrial, utility and finance, which includes both U.S. and non-U.S. corporations.

Barclays Capital High Yield Bond — 2% Issuer Constrained Composite Index	An unmanaged index that includes all fixed income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.

S&P 500® Index	An unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.

MSCI Europe ex UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.

MSCI UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.

S&P Target Risk Growth Index	Seeks to provide increased exposure to equities, while also using some fixed-income exposure to dampen risk.

Russell 2000® Index	An unmanaged index that measures the performance of securities of small U.S. companies.

iMoneyNet First Tier Retail Index	An unmanaged index that includes the most broadly based money market funds.

NYSE Arca Tech 100 Index	A multi-industry technology index measuring the performance of companies using technology innovation across a broad spectrum of industries. It is comprised of 100 listed and over-the-counter stocks from 14 different subsectors including computer hardware, software, semiconductors, telecommunications, data storage and processing, electronics and biotechnology.

ING BALANCED PORTFOLIO

PORTFOLIO MANAGERS' REPORT

ING Balanced Portfolio (the "Portfolio") seeks total return consisting of capital appreciation (both realized and unrealized) and current income; the secondary investment objective is long-term capital appreciation. The Portfolio is managed by Christine Hurtsellers, Paul Zemsky, Heather Hackett and Christopher Corapi, Portfolio Managers, of ING Investment Management Co. — the Sub-Adviser.*

Performance: For the year ended December 31, 2010, the Portfolio's Class I shares provided a total return of 14.22% compared to the S&P Target Risk Growth Index and the ING Balanced Portfolio Composite Index (29% S&P 500 Index; 8% S&P MidCap 400 Index; 18% MSCI EAFE Index; 5% MSCI Emerging Markets Index; 40% Barclays Capital Global Aggregate Bond Index) which returned 11.18% and 11.37%, respectively, for the same period.

Portfolio Specifics(1): On April 30, 2010, the Portfolio changed its benchmark indices from the S&P 500® Index and the Barclays Capital U.S. Aggregate Bond Index to the S&P Target Risk Growth Index because the adviser considers the S&P Target Risk Growth Index to be a more appropriate benchmark index, as it reflects the types of securities in which the Portfolio invests.

From the beginning of the period through April 30, 2010, allocation and stock selection effects were both positive compared to the Composite Index. Our average underweight to fixed income contributed to performance. Strong stock selection helped performance in all asset classes including the large-, mid- and small-capitalization stocks; bonds also contributed to results.

When the Portfolio switched benchmarks as of May 1, 2010, we began to switch its investments as well. The Portfolio's investments in large- and mid-cap enhanced index funds were replaced by investments in fundamental equity funds in May. Small-cap exposure was eliminated and international exposure was added through developed international markets and emerging markets. From May 1, 2010 through the end of the year, allocation effect was slightly negative compared to the Composite Index. U.S. stock selection was favorable overall, especially within mid-cap equities. Stock selection within international equities detracted from performance. We added global bonds to the Portfolio's fixed income allocation in May; this strategic change had a neutral asset allocation effect compared to the Composite Index. On a total return basis, global bonds outperformed core bonds benefiting the Portfolio.

As we entered 2010, our assessment of the U.S. economy and financial markets suggested that equities were attractive. In particular, we believed that markets were too skeptical about the sustainability and magnitude of economic recovery in the Unites States and around the world. This skepticism meant that consensus earnings estimates for U.S. and global stocks were probably too low. In January, we moved to an overweight position in large-cap core U.S. stocks and an underweight in fixed income. On average, we remained tactically bullish and more optimistic than the consensus about cyclical economic prospects for the U.S. and world economies throughout the year.

While the capital markets activity, bank lending and other financial processes slowly and unevenly moved back to normal, they remained under pressure and sensitive to shifts in the outlook. Therefore, we made tactical moves back to a neutral asset allocation stance, reversing the equity overweight at different key points throughout the year. For example, in spring the heightened risk of a sovereign debt crisis affecting Greece, and other highly indebted European countries such as Portugal, seemed likely to offset positive economic and earnings news in the short term. Spreads on risky assets widened, inter-bank lending contracted and stock markets declined as this reappraisal of risk continued. Eventually, the Eurozone governments, the European Central Bank and the International Monetary Fund made an aggressive policy response stemming the nearly panic conditions that had emerged on global markets and providing near-term stability to European bond markets and to the euro exchange rate.

Current Strategy and Outlook: We continue to see the overall economic environment of the U.S. economy developing in the direction of a sustainable recovery through an expansion driven more broadly by final demand. U.S. economic data have turned relatively more positive with the Purchasing Managers' Index, initial jobless claims, and retail sales data suggesting that the economy is gaining momentum. U.S. monetary and fiscal policies remain stimulative. We believe the extension of the Bush tax cuts along with the large scale Treasury purchases by the U.S. Federal Reserve should provide additional stimulus via consumer spending and stable interest rates.

Investment Type Allocation
as of December 31, 2010
(as a percent of net assets)

Common Stock	56.1%
Corporate Bonds/Notes	13.6%
U.S. Government Agency Obligations	8.2%
U.S. Treasury Obligations	6.7%
Exchange-Traded Funds	5.1%
Collateralized Mortgage Obligations	4.9%
Asset-Backed Securities	3.5%
Other Bonds	3.2%
Municipal Bonds	0.1%
Preferred Stock	0.1%
Real Estate Investment Trusts	0.1%
Positions in Purchased Options	0.0%
Other Assets and Liabilities — Net*	(1.6)%
Net Assets	100.0%

*  Includes short-term investments related to Blackrock Liquidity Funds TempFund Portfolio — Class I and securities lending collateral.

Portfolio holdings are subject to change daily.

Top Ten Holdings*
as of December 31, 2010
(as a percent of net assets)

Vanguard Emerging Markets ETF	4.5%
ExxonMobil Corp.	1.5%
Apple, Inc.	1.3%
U.S. Treasury Note, 0.625%, due 12/31/12	1.2%
Microsoft Corp.	1.2%
U.S. Treasury Note, 3.875%, due 08/15/40	1.2%
JPMorgan Chase & Co.	1.0%
Wells Fargo & Co.	1.0%
Qualcomm, Inc.	0.9%
Wal-Mart Stores, Inc.	0.9%

*  Excludes short-term investments related to Blackrock Liquidity Funds TempFund Portfolio — Class I and securities lending collateral.

Portfolio holdings are subject to change daily.

*  Effective April 30, 2010, Vincent Costa and Michael Hyman were removed as portfolio managers to the Portfolio and Heather Hackett and Christopher Corapi were added as portfolio managers to the Portfolio.

(1)  Effective April 30, 2010, the Portfolio changed from a quantitatively oriented allocation to a fundamental one.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

ING BALANCED PORTFOLIO

PORTFOLIO MANAGERS' REPORT

Average Annual Total Returns for the Periods Ended December 31, 2010
	1 Year	5 Year	10 Year	Since Inception of Class S May 29, 2003
Class I	14.22%	2.60%	2.85%	—
Class S	13.87%	2.32%	—	4.58%
S&P Target Risk Growth Index	11.18%	—	—	—
ING Balanced Portfolio Composite Index	11.37%	5.37%	5.53%	7.85	%(1)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Balanced Portfolio against the indices indicated. An index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers' views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1) Since inception performance for the indices is shown from June 1, 2003.

Effective March 1, 2002, ING Investments, LLC began serving as investment adviser and ING Investment Management Co., the former investment adviser, began serving as sub-adviser to the Portfolio.

ING GROWTH AND INCOME PORTFOLIO

PORTFOLIO MANAGERS' REPORT

ING Growth and Income Portfolio (the "Portfolio") seeks to maximize total return through investments in a diversified portfolio of common stocks and securities convertible into common stocks. It is anticipated that capital appreciation and investment income will both be major factors in achieving total return. The Portfolio is managed by Christopher F. Corapi and Michael Pytosh, Portfolio Managers of ING Investment Management Co. — the Sub-Adviser.

Performance: For the year ended December 31, 2010, the Portfolio's Class I shares provided a total return of 14.14% compared to the S&P 500® Index, which returned 15.06% for the same period.

Portfolio Specifics: The Portfolio lagged the benchmark for the one year period. Security selection in a handful of stocks, particularly in the financials, healthcare and consumer discretionary sectors, detracted from performance during the period. Selection among industrials and information technology, however, partially offset those losses.

Within financials our focus on what we believe are high quality companies was a headwind for the Portfolio as a number of high quality banks and lenders got tarnished due to the foreclosure issues towards the middle of the past year. The Portfolio's position in Bank of America Corp. was most unfavorable within the sector. We owned the stock as it was trading at a significantly discounted valuation, representing an attractive entry point for the stock of a dominant consumer bank with opportunities to better leverage its scale and more efficiently integrate its diverse business lines. The company had disappointing second quarter earnings and was mired in the mortgage foreclosure issues during the third quarter, which led to a drop in the stock price.

Within healthcare, the Portfolio's position in Zimmer Holdings, Inc. was negatively affected by some bad news at a competitor firm. In technology, our position in Cisco Systems, Inc. was unfavorable as the stock was down for the period. We owned the stock because we believed it had strong growth potential. The company has had some near term sales and earnings variability which hurt its stock price. We have exited all the above mentioned positions as of the end of the reporting period.

Among the Portfolio's favorable positions was Wabco Holdings, Inc. ("Wabco"), an industrials company. The company is a component supplier to trucks, trailers, buses and autos, predominantly in Western Europe. The Portfolio owns shares of Wabco as we believe it offers exposure to the cyclical recovery in European trucks, is a good play on secular growth and most importantly, it is a company that is not well covered by sell-side analysts. The position added returns to the portfolio as it reported strong third quarter numbers which were above analyst's estimates. We continue to hold this position as we believe it has further upside potential.

Apple, Inc. was among the top performers for the period. We believed in the company's growth prospects due to its strong product cycles despite the weak economy, and due to the success of the iPhone. We see further upside potential for the stock with the launch of the iPad and the iPhone4, which we believe will add value to the company's bottom line. We believe the market did not fully appreciate the strength of these products; the stock rose with the successful launches and better than anticipated sales of both the iPad and iPhone. We continue to hold the stock as we believe it has more upside potential.

Current Strategy and Outlook: Currently, the Portfolio is positioned in companies that we believe have strong or improving competitive positions, robust end markets or superior capital allocation opportunities. We believe each stock possesses an attractive valuation and a clear catalyst to improve it. We continue to be cautiously optimistic about the economy and believe that the Portfolio is well positioned to benefit from any uptick in the markets. We find plenty of companies that have strong financial characteristics, which we believe will benefit as the markets continue to invest in and differentiate among companies based on fundamentals. We continue to be constructive on U.S. and global economic prospects and are slightly biased towards companies that are leveraged to the global economic recovery. In light of this, we are currently overweight in technology, energy and early cycle industrials. We are cautious, however, about sectors that may confront significant policy changes or are defensively positioned in the business cycle, such as healthcare, utilities and consumer staples.

Industry Allocation
as of December 31, 2010
(as a percent of net assets)

Information Technology	19.5%
Financials	16.3%
Energy	13.4%
Industrials	10.8%
Health Care	10.2%
Consumer Discretionary	9.8%
Consumer Staples	9.7%
Materials	3.9%
Telecommunication Services	2.6%
Utilities	1.8%
Other Assets and Liabilities — Net*	2.0%
Net Assets	100.0%

*  Includes short-term investments related to Blackrock Liquidity Funds TempFund Portfolio — Class I and securities lending collateral.

Portfolio holdings are subject to change daily.

Top Ten Holdings*
as of December 31, 2010
(as a percent of net assets)

ExxonMobil Corp.	5.0%
Apple, Inc.	4.3%
Microsoft Corp.	3.7%
JPMorgan Chase & Co.	3.3%
Wells Fargo & Co.	3.1%
Qualcomm, Inc.	2.9%
Wal-Mart Stores, Inc.	2.9%
PepsiCo, Inc.	2.8%
Google, Inc. — Class A	2.5%
Citigroup, Inc.	2.5%

*  Excludes short-term investments related to securities lending collateral.

Portfolio holdings are subject to change daily.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

ING GROWTH AND INCOME PORTFOLIO

PORTFOLIO MANAGERS' REPORT

Average Annual Total Returns for the Periods Ended December 31, 2010
	1 Year	5 Year	10 Year	Since Inception of Class ADV December 20, 2006		Since Inception of Class S June 11, 2003		Since Inception of Class S2 February 27, 2009
Class ADV	13.55%	—	—	(0.69)%		—		—
Class I	14.14%	2.60%	0.28%	—		—		—
Class S	13.81%	2.31%	—	—		5.17%		—
Class S2	12.55%	—	—	—		—		34.09%
S&P 500® Index	15.06%	2.29%	1.41%	(0.83	)%(1)	5.67	%(2)	36.89	%(3)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Growth and Income Portfolio against the index indicated. An index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager only through the end of the period as stated on the cover. The portfolio manager's views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1) Since inception performance for the index is shown from January 1, 2007.

(2) Since inception performance for the index is shown from June 1, 2003.

(3) Since inception performance for the index is shown from March 1, 2009.

Effective March 1, 2002, ING Investments, LLC began serving as investment adviser and ING Investment Management Co., the former investment adviser, began serving as sub-adviser to the Portfolio.

ING SMALL COMPANY PORTFOLIO

PORTFOLIO MANAGERS' REPORT

ING Small Company Portfolio (the "Portfolio") seeks growth of capital primarily through investment in a diversified portfolio of common stocks of companies with smaller market capitalizations. The Portfolio is managed by Joseph Basset, CFA, and Steve Salopek, Portfolio Managers of ING Investment Management Co. — the Sub Adviser.

Performance: For the year ended December 31, 2010, the Portfolio's Class I shares provided a total return of 24.38% compared to the Russell 2000® Index, which returned 26.85% for the same period.

Portfolio Specifics: The Russell 2000® Index gained nearly 27% during 2010, outperforming both large- and mid-capitalization stocks for the reporting period. Small caps responded positively to the launch of a second round of quantitative easing by the U.S. Federal Reserve, coupled with improved economic data. Also helping to boost performance was greater merger and acquisition activity than in the past few years, due to cash on company balance sheets and easier access to capital. Cyclical sectors, e.g., information technology, materials, energy and consumer discretionary, led the benchmark's performance. All sectors produced double-digit returns, with technology leading the way.

The Portfolio's underperformance was due largely to negative security selection within the financials, information technology and materials sectors. In information technology, returns were held back by stock selection within semiconductors and semiconductor equipment and computers and peripherals. Within financials, stock selection within capital markets and commercial banks detracted from performance.

Positive stock selection within healthcare, energy and consumer staples partially offset those negative effects. Notable outperformance within healthcare was due to strong stock selection within biotechnology, healthcare providers and services and healthcare equipment and supplies. Energy benefited from stock selection within oil, gas and consumable fuels, while strong stock selection within food products benefited consumer staples.

McMoRan Exploration Co. ("McMoRan") and American Italian Pasta contributed significantly to performance over the period. McMoRan engages in the exploration and production of crude oil and natural gas offshore in the Gulf of Mexico and onshore in the Gulf Coast area. The company announced a very large natural gas discovery in the Gulf of Mexico in January. Also, energy companies with exposure to the Gulf of Mexico generally rebounded in the third quarter after the BP oil well was plugged. Specific to McMoRan, the market has begun to anticipate good results from its Blackbeard East project.

American Italian Pasta, which engages in the production of dry pasta, has agreed to be acquired by Ralcorp for $1.2 billion, a 27% premium. The acquisition will expand Ralcorp's private label business by entering into the pasta category.

QLogic Corp. ("QLogic") and FormFactor, Inc. ("FormFactor") were two of the largest detractors from performance over the period. QLogic engages in the design and supply of storage networking, high performance computing networking and converged networking infrastructure solutions. The company is a steady albeit slower growing company. We believe it underperformed other faster growing storage companies in 2010, which benefited from M&A speculation or by being acquired by larger technology companies. We continue to hold the stock for its attractive valuation, consistent cash flow generation and our belief that the business will show growth in 2011 supported by good IT spending.

FormFactor, which designs and sells semiconductor wafer probe cards, negatively pre-announced fourth quarter earnings at the beginning of 2010. The fact that they were one of the very few semiconductor companies that pre-announced negatively caused investor uncertainty regarding this stock. The company's earnings announcement and guidance for first quarter were also below expectations. Furthermore, FormFactor had a change in management which created uncertainty regarding its future business strategy. We continue to hold the position in the Portfolio as we believe that the company's technology is still good and that despite numerous missteps the intermediate term value of the company far exceeds the current stock price. As a result, we believe the company remains attractive from a risk/return perspective.

Current Strategy and Outlook: We continue to believe that the economy will improve slowly and that this environment will favor quality companies, as investors focus on fundamentals. The Portfolio's positioning has not changed significantly. We have slightly increased our exposure to commodities due to the attractiveness of individual stocks. We are cautious about possible inflationary pressures and the potential impact they may have on the performance of companies and valuations.

As the Portfolio has, in our opinion, a higher quality bias and we remain focused on companies that we believe have strong managements teams, strong balance sheets and good cash flow generation capabilities, we believe that we are well positioned for this market environment. Even among cyclicals our primary focus is on management quality, cash flows and the strength of the balance sheet. We continue to take advantage of the volatility in the market to invest in what we believe we are quality companies that are attractively valued.

Industry Allocation
as of December 31, 2010
(as a percent of net assets)

Financials	20.1%
Information Technology	17.1%
Industrials	16.4%
Consumer Discretionary	14.6%
Health Care	10.5%
Materials	6.0%
Energy	5.3%
Utilities	4.0%
Consumer Staples	2.0%
Exchange-Traded Funds	1.7%
Telecommunication Services	1.6%
Other Assets and Liabilities — Net*	0.7%
Net Assets	100.0%

*  Includes short-term investments related to Blackrock Liquidity Funds TempFund Portfolio — Class I and securities lending collateral.

Portfolio holdings are subject to change daily.

Top Ten Holdings*
as of December 31, 2010
(as a percent of net assets)

iShares Russell 2000 Index Fund	1.3%
Jo-Ann Stores, Inc.	1.2%
Healthsouth Corp.	1.1%
Silgan Holdings, Inc.	1.1%
OfficeMax, Inc.	1.1%
Portland General Electric Co.	1.1%
DiamondRock Hospitality Co.	1.1%
Collective Brands, Inc.	1.0%
Life Time Fitness, Inc.	1.0%
Watsco, Inc.	1.0%

*  Excludes short-term investments related to Blackrock Liquidity Funds TempFund Portfolio — Class I.

Portfolio holdings are subject to change daily.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

ING SMALL COMPANY PORTFOLIO

PORTFOLIO MANAGERS' REPORT

Average Annual Total Returns for the Periods Ended December 31, 2010
	1 Year	5 Year	10 Year	Since Inception of Class ADV December 16, 2008		Since Inception of Class S November 1, 2001	Since Inception of Class S2 February 27, 2009
Class ADV	23.75%	—	—	27.22%		—	—
Class I	24.38%	6.23%	6.47%	—		—
Class S	24.00%	5.88%	—	—		7.57%	—
Class S2	23.85%	—	—	—		—	44.36%
Russell 2000® Index	26.85%	4.47%	6.33%	27.01	%(1)	8.22%	48.56	%(2)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Small Company Portfolio against the index indicated. An index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager, only through the end of the period as stated on the cover. The portfolio manager's views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1) Since inception performance for the index is January 1, 2009.

(2) Since inception performance for the index is March 1, 2009.

Effective March 1, 2002, ING Investments, LLC began serving as investment adviser and ING Investment Management Co., the former investment adviser, began serving as sub-adviser to the Portfolio.

ING INTERMEDIATE BOND PORTFOLIO

PORTFOLIO MANAGERS' REPORT

ING Intermediate Bond Portfolio (the "Portfolio") seeks to maximize total return consistent with reasonable risk. The Portfolio seeks its objective through investments in a diversified portfolio consisting primarily of debt securities. It is anticipated that capital appreciation and investment income will both be major factors in achieving total return. The Portfolio is managed by Christine Hurtsellers, Matthew Toms and Michael Mata, Portfolio Managers of ING Investment Management Co. — the Sub-Adviser.*

Performance: For the year ended December 31, 2010, the Portfolio's Class I shares provided a total return of 9.84% compared to the Barclays Capital U.S. Aggregate Bond Index, which returned 6.54% for the same period.

Portfolio Specifics: The Portfolio outperformed its benchmark for 2010. We saw dramatic shifts of interest rates throughout the year as the economy reacted to events such as the BP oil spill in the Gulf of Mexico, the European debt crisis, quantitative easing and tax policy changes. On balance the Portfolio stayed close to the benchmark duration for most of the year. Consequently, our yield curve and duration positioning slightly detracted from performance over the period.

The economy continued to heal and expand in 2010. Most non-Treasury or spread sectors within fixed income consequently outperformed. Our specific overweight positions to several spread sectors, e.g., corporate bonds, residential mortgage-backed securities ("RMBS") and commercial mortgage-backed securities ("CMBS") led our outperformance for the year. Additionally, allocations to non-index sectors like emerging market debt and high yield debt also helped contribute to the strong performance. Our underweighting of U.S. Treasuries and agency debentures to fund the spread sector overweight positions also benefited the performance of the Portfolio.

As economic data improved through the year and consumer confidence and spending returned, investment grade credit outperformed along with our security selection within investment grade corporate bonds. Our favoring of issuers in a variety of subsectors in the financial services sector, and several industrials subsectors, helped the portfolio outperform. Finally, our security selection decisions within mortgage-backed securities also had a very positive impact on Portfolio results for the year.

Our derivatives usage consisted of futures, swaps and options in the Portfolio. Futures and swaps were mostly used for duration management, which was a detractor over the period. Also, some swaps and options were used to hedge mortgage volatility towards the end of the year, due to our slight underweight in agency MBS. The net result and impact to relative performance over the period was negligible.

Current Outlook and Strategy: We begin 2011 with an economy that is absent any signs of inflation. We believe this allows the U.S. Federal Reserve (the "Fed") to remain accommodative, keeping short rates near zero and following its program of Treasury purchases out the yield curve. We believe interest rates will be somewhat contained given our tempered economic growth view and the Fed's commitment to a second round of quantitative easing. Consequently, we remain close to neutral in our duration positioning.

We believe this base case of slow continued economic growth with zero inflation will be supportive of risk assets and therefore remain overweight across most spread sectors. We continue to be positive on investment grade credit. Discussions about potentially more quantitative easing and the sovereign debt issues could keep investors seeking a safer trade for some time, which could be supportive for high-quality fixed income assets. Even if interest rates drift modestly higher, we believe corporate bonds still could perform well under our base economic forecast.

We believe MBS remain fundamentally sound, and if interest rate volatility remains contained they could outperform Treasuries in 2011. We continue to overweight CMBS and non-agency RMBS, as we believe the supply/demand factors will remain supportive and the underlying fundamentals are likely to continue to support current valuations.

In non-index sectors, we remain constructive but selective in high yield and see value in emerging market debt ("EMD"). We see the greatest value and opportunity in local currency EMD as further dollar depreciation could benefit investments denominated in local currencies.

Investment Type Allocation
as of December 31, 2010
(as a percent of net assets)

Corporate Bonds/Notes	39.1%
U.S. Government Agency Obligations	27.0%
Collateralized Mortgage Obligations	13.8%
U.S. Treasury Obligations	11.7%
Asset-Backed Securities	9.9%
Foreign Government Bonds	5.7%
Preferred Stock	0.2%
Municipal Bonds	0.1%
Other Assets and Liabilities — Net*	(7.5)%
Net Assets	100.0%

*  Includes short-term investments related to Blackrock Liquidity Funds TempFund Portfolio — Class I and securities lending collateral.

Portfolio holdings are subject to change daily.

Top Ten Holdings*
as of December 31, 2010
(as a percent of net assets)

U.S. Treasury Note, 3.875%, due 08/15/40	3.8%
Federal National Mortgage Association,
4.500%, due 01/25/39	3.2%
Brazil Notas do Tesouro Nacional Series F,
10.000%, due 01/01/14	2.6%
U.S. Treasury Note, 3.375%, due 11/15/19	2.0%
Federal Home Loan Mortgage Corporation,
4.000%, due 08/15/40	1.8%
U.S. Treasury Note, 2.250%, due 11/30/17	1.6%
South Africa Government International Bond,
7.250%, due 01/15/20	1.6%
U.S. Treasury Note, 2.625%, due 11/15/20	1.6%
MBNA Credit Card Master Note Trust,
5.600%, due 07/17/14	1.5%
Mexican Bonos, 8.000%, due 06/11/20	1.5%

*  Excludes short-term investments related to Blackrock Liquidity Funds TempFund Portfolio — Class I.

Portfolio holdings are subject to change daily.

*  Effective August 2, 2010 Michael Hyman, Peter Guan and Christopher Diaz were removed as Portfolio Managers to the Portfolio and Matthew Toms and Michael Mata were added as Portfolio Managers to the Portfolio.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

ING INTERMEDIATE BOND PORTFOLIO

PORTFOLIO MANAGERS' REPORT

Average Annual Total Returns for the Periods Ended December 31, 2010
	1 Year	5 Year	10 Year	Since Inception of Class ADV December 20, 2006		Since Inception of Class S May 3, 2002		Since Inception of Class S2 February 27, 2009
Class ADV	9.01%	—	—	3.71%		—		—
Class I	9.84%	4.35%	5.30%	—		—		—
Class S	9.51%	4.07%	—	—		4.77%		—
Class S2	9.29%	—	—	—		—		13.01%
Barclays Capital U.S. Aggregate Bond Index	6.54%	5.80%	5.84%	6.17	%(1)	5.52	%(2)	7.56	%(3)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Intermediate Bond Portfolio against the index indicated. An index has has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers' views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1) Since inception performance for the the index is shown from January 1, 2007.

(2) Since inception performance for the index is shown from May 1, 2002.

(3) Since inception performance for the index is shown from March 1, 2009.

Effective March 1, 2002, ING Investments, LLC began serving as investment adviser and ING Investment Management Co., the former investment adviser, began serving as sub-adviser to the Portfolio.

ING MONEY MARKET PORTFOLIO

PORTFOLIO MANAGERS' REPORT

ING Money Market Portfolio (the "Portfolio") seeks to provide high current return, consistent with preservation of capital and liquidity, through investment in high-quality money market instruments, while maintaining a stable share price of $1.00 per share. The Portfolio is managed by David S. Yealy, Portfolio Manager of ING Investment Management Co. — the Sub-Adviser.

Performance: For the year ended December 31, 2010, the Portfolio's shares provided a total return of 0.24% compared to the iMoneyNet First Tier Retail Index, which returned 0.03% for the same period.

Portfolio Specifics: For money market investors, 2010 was a year characterized by a low interest rate environment, continued government support and both the U.S. economy and global economy struggling in the first half of the year followed by stabilization and modest recovery in the second half of the year. Most money market funds were forced to waive a portion of their fees in order to maintain a yield at or above 0.00%.

Economic conditions improved modestly during the first quarter of 2010, building on the improvement seen in the second half of 2009, although portions of the economy such as housing continued to struggle. The unemployment rate remained elevated but declined to 9.7% at quarter-end, down from 10.0% as of December 31, 2009. The Federal Open Market Committee ("FOMC") kept short-term rates extremely low versus historical standards and indicated that rates would remain low for an extended period of time. Short-term money market rates changed little during the quarter. Revisions to SEC Rule 2a-7 were announced late in the quarter seeking to reduce risks for money market funds; but the revisions also reduce potential yields going forward.

During the second quarter of 2010, the public finance problems faced by the Greek government gradually evolved into a full-blown fiscal crisis for the euro zone. This weighed heavily on the short-term money markets here in the United States as most of the large European banks fund a portion of their liquidity needs in our market. In light of the deteriorating outlook for Europe and implications for global economic growth, the stubbornly high U.S. unemployment, continuing week housing market and below target inflation, the FOMC reiterated at both of the Federal Reserve (the "Fed") meetings during the quarter its intent to maintain an "exceptionally low levels of the federal funds rate for an extended period."

Economic reports during the third quarter of 2010 primarily painted a picture of a slowing recovery, continued high unemployment, below target inflation and continued difficulty in the housing sector. Market expectations for the Fed to start the next round of quantitative easing ("QE2") as early as November increased as the quarter progressed. Short-term yields declined during the quarter with the two-year Treasury going from 0.61% as of the end of June to 0.43% at the end of September. Yield for the various money market securities declined as well, led by the money market securities of high quality European banks on improving credit outlook.

The fourth quarter of 2010 saw the implementation of QE2 and on balance an improving economic picture, albeit only a modest recovery and not one expected to pull the economy out of the ditch in the near term. Housing and unemployment continued to recover in the U.S. Unemployment ended the year at 9.4%. Longer-term U.S. Treasury yields rose as the economic outlook improved but short-term money market rates remained anchored by expectations that the FOMC would keep the federal funds rate within the current range well into 2011 or beyond.

Our focus this past year was similar to 2009: not on maximizing yield and return but on preservation of capital, limiting credit risk and keeping an excess liquidity cushion against the still elevated risks in the market. We adjusted the overall makeup of the Portfolio to comply with SEC Rule 2a-7. The Portfolio performed in-line with its benchmark despite our risk reduction strategy, returning 0.02% for the year compared to the 0.03% return of the iMoneyNet First Tier Retail average return. The Portfolio took on interest rate risk throughout the year, maintaining a weighted average maturity ("WAM") at the longer end of its maturity range primarily by buying longer term Treasury and agency securities and selectively adding longer-term credit exposure later in the year. The Portfolio finished the year with a 54-day WAM, which is just shy of the new 60 day maximum WAM limit.

Current Strategy and Outlook: It is our opinion that the economy is positioned for a slow recovery in 2011 due to expected high continuing unemployment and the significant slack in the productive capacity. The lack of a sustained and significant housing recovery, constrained consumer spending and low inflation presents significant headwinds to a robust recovery. We believe the FOMC will be forced to keep the federal funds rate in the 0.00% to 0.25% range well into 2011 or beyond and that additional quantitative easing may be warranted. In our opinion, the potential for a significant increase in short-term money market yields and increase in the Portfolio's yield remain very low.

The Portfolio continues to focus on maintaining an extended weighted average maturity posture with limited credit risk, though current yields reduce the incentive to do so. Preservation of capital and liquidity remain our top objectives. We plan to maintain above normal liquidity to give the Portfolio the flexibility to take advantage of any periods of temporary yield increases.

Principal Risk Factors: Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

Investment Type Allocation
as of December 31, 2010
(as a percent of net assets)

Commercial Paper	49.3%
Repurchase Agreement	22.5%
Corporate Bonds/Notes	16.8%
Certificates Of Deposit	7.3%
U.S. Government Agency Obligations	3.7%
U.S. Treasury Notes	0.7%
Securities Lending Collateral	0.1%
Other Assets and Liabilities — Net	(0.4)%
Net Assets	100.0%

Portfolio holdings are subject to change daily.

*  Please see Note 5 for more information regarding the contractual waiver in place to reimburse certain expenses of the Portfolio to the extent necessary to assist the Portfolio in maintaining a net yield of not less than zero.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

ING BLACKROCK SCIENCE AND TECHNOLOGY OPPORTUNITIES PORTFOLIO

PORTFOLIO MANAGERS' REPORT

ING BlackRock Science and Technology Opportunities Portfolio (the "Portfolio") seeks long-term capital appreciation. The Portfolio is managed by Thomas P. Callan, CFA, Managing Director and Senior Portfolio Manager, Erin Xie, PhD, Managing Director and Portfolio Manager and Jean M. Rosenbaum, CFA, Managing Director and Portfolio Manager of BlackRock Advisors, LLC — the Sub-Adviser.

Performance: For the year ended December 31, 2010, the Portfolio's Class I shares provided a total return of 18.56% compared to the S&P 500® Index and the NYSE Arca Tech 100 IndexSM, which returned 15.06% and 25.40%, respectively, for the same period.

Portfolio Specifics: Since the market lows in March of 2009, we have witnessed a robust, albeit choppy, recovery in equity markets. Similar to past recoveries, consumer-related stocks and other early-stage cyclicals were leaders of the rebound. Overall, emerging markets and small cap equities have led the recovery in financial markets. Despite the upward trend, equity markets have not been unidirectional, but rather characterized by pronounced reversals of range-bound trading patterns driven by massive swings in investor risk tolerance. These trading patterns suggest to us that the market is still searching for a consistent trend and one might argue that the late-stage 2010 rally was fueled more by market-friendly developments in Washington, DC and rampant energy and commodity prices rather than fundamentally solid signals of sustained economic recovery.

The Portfolio underperformed its reference benchmark, the NYSE Arca Tech 100 IndexSM, for the year. Disappointing stock selection across the semiconductors, communication equipment, and internet software & services sub-industries stood out as the primary cause of Portfolio underperformance, while cash was a notable drag and the effects of sector allocation were mixed. To start off the year, the software & services industry group was notably weak as the mix of Portfolio holdings within the internet software & services, systems software, and application software sub-industries returned poor relative results. In the second quarter, transaction timing hurt performance as additions to the Portfolio's semiconductors holdings suffered when the advancing market stalled out in mid-April as the European sovereign crisis took hold and fell steadily to close the first half of 2010. The underperformance of semiconductors was in part driven by fears of a global slowdown in economic growth coupled with investors' shifting opinions that forward earnings estimates were too high relative to current business conditions. Fears of a double dip recession were abruptly replaced with renewed optimism in the second half of 2010, causing equities to rebound sharply through year end. As investors turned toward higher-risk assets, information technology ("IT") stocks handily outperformed the health care sector, and as such, the Portfolio's large overweight in IT relative to the NYSE Arca Tech 100 IndexSM was a source of strength. In healthcare, the biggest detractor for the year was the decision to underweight the life sciences tools & services sub-industry. Industry consolidation and the advancement of research & development in the emerging markets were key drivers for these stocks.

From an individual holdings perspective, priceline.com, Inc., ARM Holdings PLC and Western Digital Corp. were the strongest relative contributors to returns, while Cisco Systems, Inc. and AsiaInfo-Linkage detracted from performance, as did underweight positions in Salesforce.com, Inc. and F5 Networks, Inc.

Current Strategy and Outlook: We are cautiously optimistic on financial markets in 2011. While we are alert to continuing signs of economic strength, particularly as it relates to employment figures in the U.S., we remain cognizant that the recent equity rally might not be long-sustained and a short-term retrenchment is possible. The robust government spending in the U.S. may prove successful in pulling the U.S. economy fully out of the doldrums, but an eventual need for austerity seems likely. The theme of austerity has already entered the lexicon in the Eurozone amidst the very real exogenous risks tied to the unresolved sovereign debt crisis. Given these environmental factors, we have constructively positioned the Portfolio with a bias toward companies that we believe have been demonstrating sustainable growth.

At year-end, 88% of the Portfolio was invested in IT, 4.5% in healthcare, and 2.5% in telecommunication services, with the remainder invested in industrials and consumer discretionary stocks. Within IT, the Portfolio's primary overweights relative to the benchmark were in semiconductors, internet software & services, and systems software, while it was underweight in application software, data processing & outsourced services, and communications equipment.

Industry Allocation
as of December 31, 2010
(as a percent of net assets)

Information Technology	87.1%
Health Care	4.4%
Telecommunication Services	2.4%
Consumer Discretionary	2.2%
Industrials	0.6%
Other Assets and Liabilities — Net*	3.3%
Net Assets	100.0%

*  Includes short-term investments related to Blackrock Liquidity Funds TempFund Portfolio — Class I and securities lending collateral.

Portfolio holdings are subject to change daily.

Top Ten Holdings*
as of December 31, 2010
(as a percent of net assets)

Apple, Inc.	8.4%
International Business Machines Corp.	3.4%
Google, Inc. — Class A	3.0%
F5 Networks, Inc.	2.5%
Qualcomm, Inc.	2.4%
Microsoft Corp.	2.3%
EMC Corp.	2.2%
Oracle Corp.	2.1%
Cisco Systems, Inc.	1.9%
Texas Instruments, Inc.	1.8%

*  Excludes short-term investments related to Blackrock Liquidity Funds TempFund Portfolio — Class I and securities lending collateral.

Portfolio holdings are subject to change daily.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

ING BLACKROCK SCIENCE AND TECHNOLOGY OPPORTUNITIES PORTFOLIO

PORTFOLIO MANAGERS' REPORT

Average Annual Total Returns for the Periods Ended December 31, 2010
	1 Year	5 Year	10 Year	Since Inception of Class S November 1, 2001	Since Inception of Class ADV December 16, 2008		Since Inception of Class S2 February 27, 2009
Class ADV	18.02%	—	—	—	32.35%		—
Class I	18.56%	6.82%	0.10%	—	—		—
Class S(1)	18.15%	6.53%	—	2.18%	—		—
Class S2	18.18%	—	—	—	—		43.47%
S&P 500® Index	15.06%	2.29%	1.41%	3.89%	20.63	%(2)	36.89	%(3)
NYSE Arca Tech 100 IndexSM	25.40%	6.10%	3.43%	7.27%	34.54	%(2)	44.43	%(3)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING BlackRock Global Science and Technology Portfolio against the indices indicated. An index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers' views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1) On December 16, 2003, all outstanding shares of Class S were fully redeemed. On July 20, 2005, Class S recommenced operations. The returns for Class S include the performance for Class I, adjusted to reflect the higher expenses of Class S, for the period December 17, 2003 to July 19, 2005.

(2) Since inception performance for the indices is shown from January 1, 2009.

(3) Since inception performance for the indices is shown from March 1, 2009.

Effective March 1, 2002, ING Investments, LLC began serving as investment adviser. Formerly, ING Investment Management Co. served as the investment adviser. Prior to January 1, 2004, the Portfolio was sub-advised by a different sub-adviser.

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED)

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2010 to December 31, 2010. The Portfolios' expenses are shown without the imposition of any charges which are, or may be, imposed under your annuity contract. Expenses would have been higher if such charges were included.

Actual Expenses

The left section of the table shown below, "Actual Portfolio Return," provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The right section of the table shown below, "Hypothetical (5% return before expenses)," provides information about hypothetical account values and hypothetical expenses based on a Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not a Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Portfolio and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the hypothetical lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Portfolio Return				Hypothetical (5% return before expenses)
ING Balanced Portfolio	Beginning Account Value July 1, 2010	Ending Account Value December 31, 2010	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2010*	Beginning Account Value July 1, 2010	Ending Account Value December 31, 2010	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2010*
Class I	$1,000.00	$1,147.80	0.62%	$3.36	$1,000.00	$1,022.08	0.62%	$3.16
Class S	1,000.00	1,146.60	0.87	4.71	1,000.00	1,020.82	0.87	4.43
ING Growth and Income Portfolio
Class ADV	$1,000.00	$1,222.20	1.10%	$6.16	$1,000.00	$1,019.66	1.10%	$5.60
Class I	1,000.00	1,224.60	0.60	3.36	1,000.00	1,022.18	0.60	3.06
Class S	1,000.00	1,223.20	0.85	4.76	1,000.00	1,020.92	0.85	4.33
Class S2	1,000.00	1,222.70	1.00	5.60	1,000.00	1,020.16	1.00	5.09

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED) (CONTINUED)

	Actual Portfolio Return					Hypothetical (5% return before expenses)
ING Small Company Portfolio	Beginning Account Value July 1, 2010	Ending Account Value December 31, 2010	Annualized Expense Ratio		Expenses Paid During the Period Ended December 31, 2010*	Beginning Account Value July 1, 2010	Ending Account Value December 31, 2010	Annualized Expense Ratio		Expenses Paid During the Period Ended December 31, 2010*
Class ADV	$1,000.00	$1,260.90	1.34%		$7.64	$1,000.00	$1,018.45	1.34%		$6.82
Class I	1,000.00	1,264.80	0.84		4.80	1,000.00	1,020.97	0.84		4.28
Class S	1,000.00	1,262.40	1.09		6.22	1,000.00	1,019.71	1.09		5.55
Class S2	1,000.00	1,262.40	1.24		7.07	1,000.00	1,018.95	1.24		6.31
ING Intermediate Bond Portfolio
Class ADV	$1,000.00	$1,026.50	1.00%		$5.11	$1,000.00	$1,020.16	1.00%		$5.09
Class I	1,000.00	1,029.90	0.50		2.56	1,000.00	1,022.68	0.50		2.55
Class S	1,000.00	1,028.20	0.75		3.83	1,000.00	1,021.42	0.75		3.82
Class S2	1,000.00	1,026.50	0.90		4.60	1,000.00	1,020.67	0.90		4.58
ING Money Market Portfolio
Class I	$1,000.00	$1,000.20	0.31	%(1)	$1.56	$1,000.00	$1,023.64	0.31	%(1)	$1.58
Class S	1,000.00	1,000.00	0.36	(1)	1.81	1,000.00	1,023.39	0.36	(1)	1.84
ING BlackRock Science and Technology Opportunities Portfolio
Class ADV	$1,000.00	$1,281.30	1.55%		$8.91	$1,000.00	$1,017.39	1.55%		$7.88
Class I	1,000.00	1,285.70	1.05		6.05	1,000.00	1,019.91	1.05		5.35
Class S	1,000.00	1,282.30	1.30		7.48	1,000.00	1,018.65	1.30		6.61
Class S2	1,000.00	1,282.90	1.45		8.34	1,000.00	1,017.90	1.45		7.37

*  Expenses are equal to each Portfolio's respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year.

(1)  Expense ratios reflect waivers of 0.03% and 0.13% of distribution and shareholder servicing fees for Classes I and S, respectively, in order to maintain a yield of not less than zero.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders, Board of Directors/Trustees
ING Balanced Portfolio, Inc., ING Variable Funds, ING Variable Portfolios, Inc., ING Intermediate Bond Portfolio, and ING Money Market Portfolio

We have audited the accompanying statements of assets and liabilities, including the portfolio of investments or summary portfolios of investments, as indicated, of ING Balanced Portfolio, ING Growth and Income Portfolio, a series of ING Variable Funds, ING Small Company Portfolio and ING BlackRock Science and Technology Opportunities Portfolio, each a series of ING Variable Portfolios, Inc., ING Intermediate Bond Portfolio, and ING Money Market Portfolio, as of December 31, 2010, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian, transfer agent, and brokers, or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned portfolios as of December 31, 2010, and the results of their operations, the changes in their net assets, and the financial highlights for the periods specified in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 24, 2011

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2010

	ING Balanced Portfolio	ING Growth and Income Portfolio	ING Small Company Portfolio
ASSETS:
Investments in securities at value+*	$632,026,619	$2,686,321,310	$625,050,403
Short-term investments at value**	26,549,259	128,178,767	15,318,226
Cash	41,758	224,041	328,938
Cash collateral for futures	2,383,527	—	—
Derivatives collateral, at value (Note 2)	980,000	—	—
Foreign currencies at value***	447,131	—	—
Foreign cash collateral for futures****	406,690	—	—
Receivables:
Investment securities sold	14,029,027	—	2,101,263
Investment securities sold on a delayed-delivery or when-issued basis	9,431,305	—	—
Fund shares sold	60,919	107,923	148,024
Dividends and interest	2,903,060	2,911,055	677,660
Unrealized appreciation on forward foreign currency contracts	2,560,193	—	—
Upfront payments made on swap agreements	167,974	—	—
Unrealized appreciation on swap agreements	30,993	—	—
Prepaid expenses	11,347	44,295	9,450
Total assets	692,029,802	2,817,787,391	643,633,964
LIABILITIES:
Payable for investment securities purchased	14,814,416	709,837	2,200,751
Payable for investment securities purchased on a delayed-delivery or when-issued basis	32,266,220	—	—
Payable for fund shares redeemed	285,056	3,522,644	5,852,043
Payable upon receipt of securities loaned	18,547,690	71,347,354	5,706,180
Unrealized depreciation on forward foreign currency contracts	2,568,076	—	—
Upfront payments received on swap agreements	189,180	—	—
Unrealized depreciation on swap agreements	621,736	—	—
Payable to affiliates	293,723	1,381,429	457,634
Payable for directors fees	3,113	12,509	2,701
Other accrued expenses and liabilities	152,181	447,698	87,160
Written options^, at fair value	94,388	—	—
Total liabilities	69,835,779	77,421,471	14,306,469
NET ASSETS	$622,194,023	$2,740,365,920	$629,327,495
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$729,137,953	$2,935,426,170	$567,481,949
Undistributed net investment income	16,455,621	9,058	2,207,911
Accumulated net realized loss	(163,164,149)	(661,764,439)	(69,563,001)
Net unrealized appreciation	39,764,598	466,695,131	129,200,636
NET ASSETS	$622,194,023	$2,740,365,920	$629,327,495
+ Including securities loaned at value	$18,140,531	$69,727,858	$5,587,097
* Cost of investments in securities	$591,720,548	$2,219,462,869	$495,426,813
** Cost of short-term investments	$26,874,690	$128,343,354	$15,741,180
*** Cost of foreign currencies	$437,110	$—	$—
**** Cost of foreign cash collateral for futures	$405,507	$—	$—
^ Premiums received on written options	$293,535	$—	$—

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2010 (CONTINUED)

	ING Balanced Portfolio	ING Growth and Income Portfolio	ING Small Company Portfolio
Class ADV:
Net assets	n/a	$6,037,481	$3,252,788
Shares authorized	n/a	unlimited	100,000,000
Par value	n/a	$1.000	$0.001
Shares outstanding	n/a	277,746	180,933
Net asset value and redemption price per share	n/a	$21.74	$17.98
Class I:
Net assets	$614,260,911	$2,253,794,002	$503,739,380
Shares authorized	500,000,000	unlimited	100,000,000
Par value	$0.001	$1.000	$0.001
Shares outstanding	53,037,514	102,720,601	27,472,895
Net asset value and redemption price per share	$11.58	$21.94	$18.34
Class S:
Net assets	$7,933,112	$480,529,350	$122,285,691
Shares authorized	500,000,000	unlimited	100,000,000
Par value	$0.001	$1.000	$0.001
Shares outstanding	689,555	22,071,149	6,758,763
Net asset value and redemption price per share	$11.50	$21.77	$18.09
Class S2:
Net assets	n/a	$5,087	$49,636
Shares authorized	n/a	unlimited	100,000,000
Par value	n/a	$1.000	$0.001
Shares outstanding	n/a	236	2,751
Net asset value and redemption price per share	n/a	$21.52	$18.04

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2010

	ING Intermediate Bond Portfolio	ING Money Market Portfolio	ING BlackRock Science and Technology Opportunities Portfolio
ASSETS:
Investments in securities at value+*	$2,703,761,087	$—	$388,384,956
Short-term investments at value**	52,987,668	597,605	21,567,413
Short-term investments at amortized cost	—	832,669,564	—
Repurchase agreements	—	240,855,000	—
Cash	5,603,560	551	—
Cash collateral for futures	2,398,134	—	—
Derivatives collateral, at value (Note 2)	3,514,000	—	—
Foreign currencies at value***	1,392,232	—	695,896
Receivables:
Investment securities sold	9,920,592	—	—
Investment securities sold on a delayed-delivery or when-issued basis	143,893,058	—	—
Fund shares sold	13,062,217	3,635	682
Dividends and interest	29,244,163	595,132	78,470
Unrealized appreciation on forward foreign currency contracts	—	—	126,112
Upfront payments made on swap agreements	2,245,812	—	—
Unrealized appreciation on swap agreements	62,616	—	—
Prepaid expenses	48,571	25,535	8,040
Total assets	2,968,133,710	1,074,747,022	410,861,569
LIABILITIES:
Payable for investment securities purchased	36,130,753	—	—
Payable for investment securities purchased on a delayed-delivery or when-issued basis	386,018,141	—	—
Payable for fund shares redeemed	5,524,400	3,248,467	1,476,945
Payable for derivatives collateral, at value (Note 2)	410,000	—	—
Payable upon receipt of securities loaned	9,829,180	747,006	7,302,409
Unrealized depreciation on forward foreign currency contracts	6,392,110	—	59,601
Upfront payments received on swap agreements	2,512,996	—	—
Unrealized depreciation on swap agreements	5,328,312	—	—
Payable to affiliates	1,240,957	280,199	400,721
Payable for directors fees	12,752	5,987	1,716
Other accrued expenses and liabilities	404,508	205,132	58,035
Total liabilities	453,804,109	4,486,791	9,299,427
NET ASSETS	$2,514,329,601	$1,070,260,231	$401,562,142
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$2,842,373,224	$1,070,443,676	$333,930,354
Undistributed (distributions in excess of) net investment income/accumulated net investment loss	7,614,810	—	(66,455)
Accumulated net realized loss	(407,347,887)	(34,044)	(29,726,232)
Net unrealized appreciation or depreciation	71,689,454	(149,401)	97,424,475
NET ASSETS	$2,514,329,601	$1,070,260,231	$401,562,142
+ Including securities loaned at value	$9,665,366	$—	$7,049,598
* Cost of investments in securities	$2,618,197,207	$—	$291,010,051
** Cost of short-term investments	$54,829,180	$747,006	$21,646,773
*** Cost of foreign currencies	$1,389,148	$—	$636,451

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2010 (CONTINUED)

	ING Intermediate Bond Portfolio	ING Money Market Portfolio	ING BlackRock Science and Technology Opportunities Portfolio
Class ADV:
Net assets	$4,314,975	n/a	$5,608,701
Shares authorized	unlimited	n/a	100,000,000
Par value	$1.000	n/a	$0.001
Shares outstanding	358,289	n/a	962,088
Net asset value and redemption price per share	$12.04	n/a	$5.83
Class I:
Net assets	$1,217,279,965	$1,069,947,193	$121,442,851
Shares authorized	unlimited	unlimited	100,000,000
Par value	$1.000	$1.000	$0.001
Shares outstanding	100,873,734	1,069,798,389	20,436,830
Net asset value and redemption price per share	$12.07	$1.00	$5.94
Class S:
Net assets	$1,292,731,302	$313,038	$274,470,844
Shares authorized	unlimited	unlimited	100,000,000
Par value	$1.000	$1.000	$0.001
Shares outstanding	107,637,360	313,015	46,813,963
Net asset value and redemption price per share	$12.01	$1.00	$5.86
Class S2:
Net assets	$3,359	n/a	$39,746
Shares authorized	unlimited	n/a	100,000,000
Par value	$1.000	n/a	$0.001
Shares outstanding	278	n/a	6,798
Net asset value and redemption price per share	$12.08	n/a	$5.85

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2010

	ING Balanced Portfolio	ING Growth and Income Portfolio	ING Small Company Portfolio
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*(1)	$7,667,475	$43,030,168	$7,241,779
Interest, net of foreign taxes withheld*	11,528,260	30	398
Securities lending income, net	63,311	43,685	74,006
Total investment income	19,259,046	43,073,883	7,316,183
EXPENSES:
Investment management fees	3,112,916	12,509,222	4,051,441
Distribution and service fees:
Class ADV	—	10,930	4,522
Class S	19,859	1,151,631	217,984
Class S2	6	22	109
Transfer agent fees	753	8,503	756
Administrative service fees	342,410	1,375,973	297,097
Shareholder reporting expense	53,160	136,081	25,274
Professional fees	96,144	149,928	34,750
Custody and accounting expense	200,479	495,590	66,825
Directors fees	30,909	148,735	22,701
Miscellaneous expense	38,659	169,613	36,646
Interest expense	2,391	3,287	346
Total expenses	3,897,686	16,159,515	4,758,451
Net waived and reimbursed fees	(17,089)	(43,057)	(8,881)
Net expenses	3,880,597	16,116,458	4,749,570
Net investment income	15,378,449	26,957,425	2,566,613
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	74,555,219	277,163,301	78,068,411
Foreign currency related transactions	(330,614)	(3,248)	—
Futures	786,874	2,849,405	—
Swaps	(149,841)	—	—
Written options	466,371	—	—
Net realized gain	75,328,009	280,009,458	78,068,411
Net change in unrealized appreciation or depreciation on:
Investments	(7,605,632)	41,876,840	45,929,479
Foreign currency related transactions	(54,297)	(3,545)	—
Futures	(337,122)	(240,734)	—
Swaps	(495,547)	—	—
Written options	199,147	—	—
Net change in unrealized appreciation or depreciation	(8,293,451)	41,632,561	45,929,479
Net realized and unrealized gain	67,034,558	321,642,019	123,997,890
Increase in net assets resulting from operations	$82,413,007	$348,599,444	$126,564,503
* Foreign taxes withheld	$212,951	$447,995	$2,441
(1) Dividends from affiliates	$37,187	$83,265	$17,121

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2010

	ING Intermediate Bond Portfolio	ING Money Market Portfolio	ING BlackRock Science and Technology Opportunities Portfolio
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*(1)	$454,673	$—	$2,883,192
Interest, net of foreign taxes withheld*	137,787,238	3,990,858	1,831
Securities lending income, net	99,230	—	31,819
Total investment income	138,341,141	3,990,858	2,916,842
EXPENSES:
Investment management fees	10,201,809	2,991,847	3,261,318
Distribution and service fees:
Class ADV	3,778	—	8,284
Class S	3,295,392	449	591,130
Class S2	17	—	50
Transfer agent fees	5,038	1,381	668
Administrative service fees	1,402,703	658,186	188,807
Shareholder reporting expense	166,025	51,221	16,801
Professional fees	196,953	54,230	29,840
Custody and accounting expense	402,190	130,177	62,619
Directors fees	144,661	62,073	14,154
Miscellaneous expense	204,590	76,563	22,364
Interest expense	3,839	—	686
Total expenses	16,026,995	4,026,127	4,196,721
Net waived and reimbursed fees	(24,988)	(314,136)	(10)
Net expenses	16,002,007	3,711,991	4,196,711
Net investment income (loss)	122,339,134	278,867	(1,279,869)
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	70,006,035	210,645	22,540,560
Foreign currency related transactions	(8,396,923)	—	(1,058,197)
Futures	(3,583,064)	—	—
Swaps	(4,321,617)	—	—
Written options	2,267,173	—	—
Net realized gain	55,971,604	210,645	21,482,363
Net change in unrealized appreciation or depreciation on:
Investments	71,352,490	—	37,767,579
Foreign currency related transactions	(6,804,550)	—	(177,257)
Futures	(4,271,889)	—	—
Swaps	(3,774,758)	—	—
Net change in unrealized appreciation or depreciation	56,501,293	—	37,590,322
Net realized and unrealized gain	112,472,897	210,645	59,072,685
Increase in net assets resulting from operations	$234,812,031	$489,512	$57,792,816
* Foreign taxes withheld	$3,231	$—	$97,984
(1) Dividends from affiliates	$55,750	$—	$2,090

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING Balanced Portfolio		ING Growth and Income Portfolio
	Year Ended December 31, 2010	Year Ended December 31, 2009	Year Ended December 31, 2010	Year Ended December 31, 2009
FROM OPERATIONS:
Net investment income	$15,378,449	$15,275,573	$26,957,425	$33,198,999
Net realized gain (loss)	75,328,009	(76,149,640)	280,009,458	(47,564,144)
Net change in unrealized appreciation or depreciation	(8,293,451)	168,234,494	41,632,561	600,589,394
Increase in net assets resulting from operations	82,413,007	107,360,427	348,599,444	586,224,249
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	—	(24)	(50,616)	(12,868)
Class I	(17,430,470)	(27,411,197)	(23,102,823)	(27,834,564)
Class S	(209,221)	(285,533)	(3,810,949)	(5,611,654)
Class S2	—	(164)	(37)	(21)
Total distributions	(17,639,691)	(27,696,918)	(26,964,425)	(33,459,107)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	4,763,613	17,370,766	108,981,973	232,270,324
Proceeds from shares issued in merger (Note 14)	—	—	133,730,864	169,747,571
Reinvestment of distributions	17,639,691	27,696,730	26,946,348	33,439,582
	22,403,304	45,067,496	269,659,185	435,457,477
Cost of shares redeemed	(103,467,259)	(95,745,942)	(424,150,059)	(328,028,775)
Net increase (decrease) in net assets resulting from capital share transactions	(81,063,955)	(50,678,446)	(154,490,874)	107,428,702
Net increase (decrease) in net assets	(16,290,639)	28,985,063	167,144,145	660,193,844
NET ASSETS:
Beginning of year	638,484,662	609,499,599	2,573,221,775	1,913,027,931
End of year	$622,194,023	$638,484,662	$2,740,365,920	$2,573,221,775
Undistributed net investment income at end of year	$16,455,621	$17,032,817	$9,058	$—

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING Small Company Portfolio		ING Intermediate Bond Portfolio
	Year Ended December 31, 2010	Year Ended December 31, 2009	Year Ended December 31, 2010	Year Ended December 31, 2009
FROM OPERATIONS:
Net investment income	$2,566,613	$3,187,842	$122,339,134	$125,593,975
Net realized gain (loss)	78,068,411	(63,907,060)	55,971,604	(266,342,197)
Net change in unrealized appreciation or depreciation	45,929,479	200,263,455	56,501,293	444,410,693
Increase in net assets resulting from operations	126,564,503	139,544,237	234,812,031	303,662,471
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(343)	(21)	(208,636)	(54)
Class I	(2,439,964)	(3,140,359)	(60,836,973)	(81,850,494)
Class S	(298,881)	(330,410)	(61,395,211)	(75,398,390)
Class S2	(16)	(26)	(163)	(213)
Total distributions	(2,739,204)	(3,470,816)	(122,440,983)	(157,249,151)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	93,100,818	163,340,263	271,722,100	368,789,890
Proceeds from shares issued in merger (Note 14)	39,171,474	—	—	—
Reinvestment of distributions	2,739,166	3,470,762	122,418,062	157,218,648
	135,011,458	166,811,025	394,140,162	526,008,538
Cost of shares redeemed	(146,270,085)	(251,517,739)	(508,433,813)	(1,113,574,605)
Net decrease in net assets resulting from capital share transactions	(11,258,627)	(84,706,714)	(114,293,651)	(587,566,067)
Net increase (decrease) in net assets	112,566,672	51,366,707	(1,922,603)	(441,152,747)
NET ASSETS:
Beginning of year	516,760,823	465,394,116	2,516,252,204	2,957,404,951
End of year	$629,327,495	$516,760,823	$2,514,329,601	$2,516,252,204
Undistributed net investment income at end of year	$2,207,911	$2,738,722	$7,614,810	$303,718

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING Money Market Portfolio		ING BlackRock Science and Technology Opportunities Portfolio
	Year Ended December 31, 2010	Year Ended December 31, 2009	Year Ended December 31, 2010	Year Ended December 31, 2009
FROM OPERATIONS:
Net investment income (loss)	$278,867	$4,033,241	$(1,279,869)	$(712,173)
Net realized gain (loss)	210,645	1,060,979	21,482,363	(16,152,304)
Net change in unrealized appreciation or depreciation	—	—	37,590,322	115,546,601
Increase in net assets resulting from operations	489,512	5,094,220	57,792,816	98,682,124
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class I	(490,254)	(4,611,290)	—	—
Class S	(1)	—	—	—
Net realized gains:
Class I	—	(674,273)	—	—
Class S	—	—	—	—
Return of capital:
Class I	(2,509,972)	—	—	—
Class S	—	—	—	—
Total distributions	(3,000,227)	(5,285,563)	—	—
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	78,344,418	83,164,700	96,792,335	128,558,035
Reinvestment of distributions	3,000,227	5,285,563	—	—
	81,344,645	88,450,263	96,792,335	128,558,035
Cost of shares redeemed	(337,002,648)	(558,662,896)	(83,946,139)	(41,766,442)
Net increase (decrease) in net assets resulting from capital share transactions	(255,658,003)	(470,212,633)	12,846,196	86,791,593
Net increase (decrease) in net assets	(258,168,718)	(470,403,976)	70,639,012	185,473,717
NET ASSETS:
Beginning of year	1,328,428,949	1,798,832,925	330,923,130	145,449,413
End of year	$1,070,260,231	$1,328,428,949	$401,562,142	$330,923,130
Undistributed (distributions in excess of) net investment income/accumulated net investment loss at end of year	$—	$—	$(66,455)	$(283,187)

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions
	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Net asset value, end of year or period

Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)
ING Balanced Portfolio
Class I
12-31-10	10.42	0.27	•	1.19	1.46	0.30	—	—	0.30	11.58
12-31-09	9.18	0.24	•	1.43	1.67	0.43	—	—	0.43	10.42
12-31-08	14.45	0.40		(4.07)	(3.67)	0.45	1.15	—	1.60	9.18
12-31-07	14.65	0.39	•	0.38	0.77	0.39	0.58	—	0.97	14.45
12-31-06	13.64	0.34	•	1.00	1.34	0.33	—	—	0.33	14.65
Class S
12-31-10	10.36	0.24		1.18	1.42	0.28	—	—	0.28	11.50
12-31-09	9.12	0.21	•	1.43	1.64	0.40	—	—	0.40	10.36
12-31-08	14.36	0.34		(4.02)	(3.68)	0.41	1.15	—	1.56	9.12
12-31-07	14.57	0.35	•	0.38	0.73	0.36	0.58	—	0.94	14.36
12-31-06	13.58	0.32	•	0.97	1.29	0.30	—	—	0.30	14.57
ING Growth and Income Portfolio
Class ADV
12-31-10	19.31	0.15	•	2.47	2.62	0.19	—	—	0.19	21.74
12-31-09	15.04	0.18	•	4.29	4.47	0.20	—	—	0.20	19.31
12-31-08	24.61	0.23	•	(9.58)	(9.35)	0.22	—	—	0.22	15.04
12-31-07	23.38	0.72	•	0.84	1.56	0.33	—	—	0.33	24.61
12-20-06(4)-12-31-06	23.70	0.01	•	(0.06)	(0.05)	0.27	—	—	0.27	23.38
Class I
12-31-10	19.42	0.22		2.53	2.75	0.23	—	—	0.23	21.94
12-31-09	15.11	0.27	•	4.30	4.57	0.26	—	—	0.26	19.42
12-31-08	24.76	0.36		(9.69)	(9.33)	0.32	—	—	0.32	15.11
12-31-07	23.38	0.33	•	1.40	1.73	0.35	—	—	0.35	24.76
12-31-06	20.71	0.25	•	2.69	2.94	0.27	—	—	0.27	23.38
Class S
12-31-10	19.28	0.18		2.48	2.66	0.17	—	—	0.17	21.77
12-31-09	15.00	0.19		4.32	4.51	0.23	—	—	0.23	19.28
12-31-08	24.63	0.25	•	(9.58)	(9.33)	0.30	—	—	0.30	15.00
12-31-07	23.30	0.37	•	1.29	1.66	0.33	—	—	0.33	24.63
12-31-06	20.69	0.20	•	2.64	2.84	0.23	—	—	0.23	23.30
Class S2
12-31-10	19.26	0.14		2.28	2.42	0.16	—	—	0.16	21.52
02-27-09(4)-12-31-09	12.69	(0.06	)•	6.72	6.66	0.09	—	—	0.09	19.26
ING Small Company Portfolio
Class ADV
12-31-10	14.60	0.04	•	3.42	3.46	0.08	—	—	0.08	17.98
12-31-09	11.58	0.08	•	3.02	3.10	0.08	—	—	0.08	14.60
12-16-08(4)-12-31-08	11.13	0.00	*•	0.45	0.45	—	—	—	—	11.58
Class I
12-31-10	14.82	0.09		3.52	3.61	0.09	—	—	0.09	18.34
12-31-09	11.70	0.09		3.11	3.20	0.08	—	—	0.08	14.82
12-31-08	19.56	0.11	•	(5.52)	(5.41)	0.18	2.27	—	2.45	11.70
12-31-07	21.70	0.24	•	0.99	1.23	0.04	3.33	—	3.37	19.56
12-31-06	21.65	0.05		3.46	3.51	0.09	3.37	—	3.46	21.70
Class S
12-31-10	14.64	0.04		3.47	3.51	0.06	—	—	0.06	18.09
12-31-09	11.57	0.05	•	3.09	3.14	0.07	—	—	0.07	14.64
12-31-08	19.39	0.09	•	(5.50)	(5.41)	0.14	2.27	—	2.41	11.57
12-31-07	21.54	0.18	•	1.00	1.18	—	3.33	—	3.33	19.39
12-31-06	21.59	(0.05	)•	3.41	3.36	0.04	3.37	—	3.41	21.54
Class S2
12-31-10	14.61	0.06	•	3.42	3.48	0.05	—	—	0.05	18.04
02-27-09(4)-12-31-09	9.27	0.03	•	5.39	5.42	0.08	—	—	0.08	14.61

			Ratios to average net assets							Supplemental data
	Total Return(1)		Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments, if any(2)(3)		Expenses net of all reductions/additions(2)(3)		Net investment income (loss)(2)(3)		Net assets, end of year or period	Portfolio turnover rate

Year or period ended	(%)		(%)	(%)		(%)		(%)		($000's)	(%)
ING Balanced Portfolio
Class I
12-31-10	14.22		0.62	0.62	†	0.62	†	2.47	†	614,261	328
12-31-09	19.23		0.63	0.63	†	0.63	†	2.55	†	631,106	337
12-31-08	(28.10)		0.62	0.62	†	0.62	†	2.97	†	602,815	294
12-31-07	5.57		0.60	0.60	†	0.60	†	2.68	†	1,046,498	257
12-31-06	9.99		0.60	0.60	†	0.60	†	2.44	†	1,183,928	236
Class S
12-31-10	13.87		0.87	0.87	†	0.87	†	2.22	†	7,933	328
12-31-09	18.94		0.88	0.88	†	0.88	†	2.30	†	7,374	337
12-31-08	(28.28)		0.87	0.87	†	0.87	†	2.73	†	6,684	294
12-31-07	5.31		0.85	0.85	†	0.85	†	2.43	†	10,281	257
12-31-06	9.62		0.85	0.85	†	0.85	†	2.29	†	10,683	236
ING Growth and Income Portfolio
Class ADV
12-31-10	13.55		1.10	1.10	†	1.10	†	0.77	†	6,037	117
12-31-09	29.69		1.11	1.11	†	1.11	†	1.10	†	1,302	104
12-31-08	(37.94	)(a)	1.10	1.10	†	1.10	†	1.14	†	791	169
12-31-07	6.66		1.09	1.09	†	1.09	†	2.95	†	1,211	146
12-20-06(4)-12-31-06	(0.23)		1.09	1.09	†	1.09	†	1.08	†	1	103
Class I
12-31-10	14.14		0.60	0.60	†	0.60	†	1.12	†	2,253,794	117
12-31-09	30.24		0.61	0.61	†	0.61	†	1.60	†	2,090,019	104
12-31-08	(37.63	)(a)	0.60	0.60	†	0.60	†	1.64	†	1,622,085	169
12-31-07	7.40		0.59	0.59	†	0.59	†	1.32	†	2,796,115	146
12-31-06	14.20		0.59	0.59	†	0.59	†	1.15	†	3,098,120	103
Class S
12-31-10	13.81		0.85	0.85	†	0.85	†	0.87	†	480,529	117
12-31-09	30.03		0.86	0.86	†	0.86	†	1.34	†	481,897	104
12-31-08	(37.82	)(a)	0.85	0.85	†	0.85	†	1.44	†	290,152	169
12-31-07	7.13		0.84	0.84	†	0.84	†	1.50	†	25,169	146
12-31-06	13.72		0.84	0.84	†	0.84	†	0.94	†	4,758	103
Class S2
12-31-10	12.55		1.10	1.00	†	1.00	†	0.72	†	5	117
02-27-09(4)-12-31-09	52.46		1.11	1.01	†	1.01	†	(0.39	)†	5	104
ING Small Company Portfolio
Class ADV
12-31-10	23.75		1.34	1.34	†	1.34	†	0.25	†	3,253	86
12-31-09	26.96		1.36	1.36	†	1.36	†	0.67	†	36	128
12-16-08(4)-12-31-08	4.04		1.35	1.35	†	1.35	†	0.65	†	3	145
Class I
12-31-10	24.38		0.84	0.84	†	0.84	†	0.51	†	503,739	86
12-31-09	27.56		0.86	0.86	†	0.86	†	0.67	†	437,930	128
12-31-08	(31.05)		0.85	0.85	†	0.85	†	0.71	†	420,626	145
12-31-07	5.90		0.84	0.84	†	0.84	†	1.16	†	603,492	106
12-31-06	16.79		0.85	0.85	†	0.85	†	0.26	†	512,446	83
Class S
12-31-10	24.00		1.09	1.09	†	1.09	†	0.29	†	122,286	86
12-31-09	27.33		1.11	1.11	†	1.11	†	0.43	†	78,790	128
12-31-08	(31.28)		1.10	1.10	†	1.10	†	0.71	†	44,764	145
12-31-07	5.68		1.09	1.09	†	1.09	†	0.90	†	2,890	106
12-31-06	16.07		1.10	1.10	†	1.10	†	(0.24	)†	2,162	83
Class S2
12-31-10	23.85		1.34	1.24	†	1.24	†	0.40	†	50	86
02-27-09(4)-12-31-09	58.73		1.36	1.26	†	1.26	†	0.27	†	5	128

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions
	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income		From net realized gains	From return of capital	Total distributions		Net asset value, end of year or period

Year or period ended	($)	($)		($)	($)	($)		($)	($)	($)		($)
ING Intermediate Bond Portfolio
Class ADV
12-31-10	11.62	0.57	•	0.48	1.05	0.63		—	—	0.63		12.04
12-31-09	11.12	0.47		0.76	1.23	0.73		—	—	0.73		11.62
12-31-08	13.23	0.58		(1.77)	(1.19)	0.62		0.30	—	0.92		11.12
12-31-07	12.96	0.63		0.09	0.72	0.45		—	—	0.45		13.23
12-20-06(4)-12-31-06	13.53	0.02		(0.06)	(0.04)	0.53		—	—	0.53		12.96
Class I
12-31-10	11.57	0.61	•	0.53	1.14	0.64		—	—	0.64		12.07
12-31-09	11.08	0.53	•	0.75	1.28	0.79		—	—	0.79		11.57
12-31-08	13.22	0.64	•	(1.73)	(1.09)	0.75		0.30	—	1.05		11.08
12-31-07	12.96	0.69	•	0.08	0.77	0.51		—	—	0.51		13.22
12-31-06	12.97	0.65	•	(0.12)	0.53	0.54		—	—	0.54		12.96
Class S
12-31-10	11.52	0.57	•	0.52	1.09	0.60		—	—	0.60		12.01
12-31-09	11.00	0.50	•	0.75	1.25	0.73		—	—	0.73		11.52
12-31-08	13.14	0.60	•	(1.72)	(1.12)	0.72		0.30	—	1.02		11.00
12-31-07	12.89	0.65	•	0.08	0.73	0.48		—	—	0.48		13.14
12-31-06	12.91	0.61	•	(0.12)	0.49	0.51		—	—	0.51		12.89
Class S2
12-31-10	11.59	0.55	•	0.53	1.08	0.59		—	—	0.59		12.08
02-27-09(4)-12-31-09	10.79	0.42	•	1.15	1.57	0.77		—	—	0.77		11.59
ING Money Market Portfolio(b)
Class I
12-31-10	1.00	0.00	*	0.00 *	0.00 *	0.00	*	—	0.00 *	0.00	*	1.00
12-31-09	1.00	0.00	*	0.00 *	0.00 *	0.00	*	0.00 *	—	0.00	*	1.00
12-31-08	1.05	0.02		0.00	0.02	0.07		—	—	0.07		1.00
12-31-07	1.04	0.05		(0.00)	0.05	0.04		—	—	0.04		1.05
12-31-06	1.02	0.05		0.00	0.05	0.03		—	—	0.03		1.04
Class S
03-15-10(4)-12-31-10	1.00	0.00	*	0.00 *	0.00 *	0.00	*	—	—	0.00	*	1.00
ING BlackRock Science and Technology Opportunities Portfolio
Class ADV
12-31-10	4.94	(0.03	)•	0.92	0.89	—		—	—	—		5.83
12-31-09	3.25	(0.02)		1.71	1.69	—		—	—	—		4.94
12-16-08(4)-12-31-08	3.29	(0.01)		(0.03)	(0.04)	—		—	—	—		3.25
Class I
12-31-10	5.01	(0.01)		0.94	0.93	—		—	—	—		5.94
12-31-09	3.28	(0.01)		1.74	1.73	—		—	—	—		5.01
12-31-08	5.45	0.00	*	(2.17)	(2.17)	—		—	—	—		3.28
12-31-07	4.58	(0.01)		0.88	0.87	—		—	—	—		5.45
12-31-06	4.27	(0.01)		0.32	0.31	—		—	—	—		4.58
Class S
12-31-10	4.96	(0.02)		0.92	0.90	—		—	—	—		5.86
12-31-09	3.25	(0.02)		1.73	1.71	—		—	—	—		4.96
12-31-08	5.42	(0.01)		(2.16)	(2.17)	—		—	—	—		3.25
12-31-07	4.56	(0.02)		0.88	0.86	—		—	—	—		5.42
12-31-06	4.27	(0.02)		0.31	0.29	—		—	—	—		4.56
Class S2
12-31-10	4.95	(0.03	)•	0.93	0.90	—		—	—	—		5.85
02-27-09(4)-12-31-09	3.01	(0.02	)•	1.96	1.94	—		—	—	—		4.95

		Ratios to average net assets							Supplemental data
	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments, if any(2)(3)		Expenses net of all reductions/additions(2)(3)		Net investment income (loss)(2)(3)		Net assets, end of year or period	Portfolio turnover rate

Year or period ended	(%)	(%)	(%)		(%)		(%)		($000's)	(%)
ING Intermediate Bond Portfolio
Class ADV
12-31-10	9.01	1.00	1.00	†	1.00	†	4.56	†	4,315	438
12-31-09	11.08	1.01	1.01	†	1.01	†	4.08	†	1	692
12-31-08	(9.16)	1.01	1.00	†	1.00	†	4.58	†	1	666
12-31-07	5.60 (a)	0.99	0.99	†	0.99	†	4.77	†	1	438
12-20-06(4)-12-31-06	(0.30)	0.99	0.99	†	0.99	†	6.82	†	1	390
Class I
12-31-10	9.84	0.50	0.50	†	0.50	†	4.93	†	1,217,280	438
12-31-09	11.57	0.51	0.51	†	0.51	†	4.62	†	1,236,593	692
12-31-08	(8.41)	0.51	0.50	†	0.50	†	5.05	†	1,803,886	666
12-31-07	5.95 (a)	0.49	0.49	†	0.49	†	5.19	†	2,267,008	438
12-31-06	4.06	0.49	0.49	†	0.49	†	4.97	†	1,909,376	390
Class S
12-31-10	9.51	0.75	0.75	†	0.75	†	4.67	†	1,292,731	438
12-31-09	11.38	0.76	0.76	†	0.76	†	4.41	†	1,279,655	692
12-31-08	(8.73)	0.76	0.75	†	0.75	†	4.82	†	1,153,518	666
12-31-07	5.70 (a)	0.74	0.74	†	0.74	†	4.92	†	1,079,662	438
12-31-06	3.77	0.74	0.74	†	0.74	†	4.69	†	620,849	390
Class S2
12-31-10	9.29	1.00	0.90	†	0.90	†	4.50	†	3	438
02-27-09(4)-12-31-09	14.59	1.01	0.91	†	0.91	†	4.31	†	3	692
ING Money Market Portfolio(b)
Class I
12-31-10	0.24	0.34	0.31	†	0.31	†	0.02	†	1,069,947	—
12-31-09	0.33	0.37	0.37		0.37		0.25		1,328,429	—
12-31-08	2.67	0.35	0.35		0.35		2.66		1,798,833	—
12-31-07	5.13	0.33	0.33		0.33		5.03		1,711,139	—
12-31-06	4.88	0.34	0.34		0.34		4.79		1,355,850	—
Class S
03-15-10(4)-12-31-10	0.00	0.59	0.36	†	0.36	†	0.00	†	313	—
ING BlackRock Science and Technology Opportunities Portfolio
Class ADV
12-31-10	18.02	1.55	1.55		1.55		(0.66)		5,609	52
12-31-09	52.00	1.57	1.55		1.55		(0.92)		54	74
12-16-08(4)-12-31-08	(1.22)	1.58	1.56		1.56		(2.08)		3	137
Class I
12-31-10	18.56	1.05	1.05		1.05		(0.20)		121,443	52
12-31-09	52.74	1.07	1.05		1.05		(0.13)		100,726	74
12-31-08	(39.82)	1.08	1.06		1.06		0.09		55,899	137
12-31-07	19.00	1.08	1.08		1.08		(0.24)		97,943	84
12-31-06	7.26	1.08	1.08		1.08		(0.29)		81,599	129
Class S
12-31-10	18.15	1.30	1.30		1.30		(0.45)		274,471	52
12-31-09	52.62	1.32	1.30		1.30		(0.41)		230,138	74
12-31-08	(40.04)	1.33	1.31		1.31		(0.02)		89,548	137
12-31-07	18.86	1.33	1.33		1.33		(0.50)		1,140	84
12-31-06	6.79	1.33	1.33		1.33		(0.51)		551	129
Class S2
12-31-10	18.18	1.55	1.45		1.45		(0.51)		40	52
02-27-09(4)-12-31-09	64.45	1.57	1.45		1.45		(0.56)		5	74

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (CONTINUED)

(1)  Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(2)  Annualized for periods less than one year.

(3)  Expense ratios reflect operating expenses of a Portfolio. Expenses before reductions/additions do not reflect amounts reimbursed by the Investment Adviser and/or Distributor or reductions from brokerage commission recapture arrangements or other expense offset arrangements and do not represent the amount paid by a Portfolio during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the Investment Adviser and/or Distributor but prior to reductions from brokerage commission recapture arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Portfolio. Net investment income (loss) is net of all such additions or reductions.

(4)  Commencement of operations.

*  Amount is less than $0.005 or more than $(0.005).

•  Calculated using average number of shares outstanding throughout the period.

†  Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio and net investment income or loss ratio (Note 4).

(a)  There was no impact on total return by the affiliate payment.

(b)  NAV and per share amounts have been restated to reflect the stock split that occurred on October 7, 2008. Effective October 7, 2008, the Portfolio converted to a stable share price of $1.00 per share. In connection with this change, the Portfolio utilized a stock split and distributed additional shares to its shareholders (adjustment factor: 12.926 shares to 1 share) such that each shareholder's proportionate interest and aggregate value of investment in the Portfolio remained the same.

See Accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2010

NOTE 1 — ORGANIZATION

Organization. The ING Variable Product Funds are comprised of ING Balanced Portfolio, Inc., ING Variable Funds, ING Variable Portfolios, Inc., ING Intermediate Bond Portfolio, and ING Money Market Portfolio (collectively, "Registrants"), all of which are open-end investment management companies registered under the Investment Company Act of 1940, as amended ("1940 Act" or "Act").

ING Balanced Portfolio, Inc. is a company incorporated under the laws of Maryland on December 14, 1988 with one diversified series, ING Balanced Portfolio ("Balanced"). ING Variable Funds is a business trust formed under the laws of Massachusetts on January 25, 1984 with one diversified series, ING Growth and Income Portfolio ("Growth and Income"). ING Variable Portfolios, Inc. is a company incorporated under the laws of Maryland on June 4, 1996 and has eighteen separate active diversified and non-diversified series. The two diversified series that are in this report are: ING Small Company Portfolio ("Small Company"), and ING BlackRock Science and Technology Opportunities Portfolio ("Science and Technology Opportunities"). ING Intermediate Bond Portfolio is a business trust formed under the laws of Massachusetts on January 25, 1984 with one diversified series, ING Intermediate Bond Portfolio ("Intermediate Bond"). ING Money Market Portfolio is a business trust formed under the laws of Massachusetts on January 25, 1984 with one diversified series, ING Money Market Portfolio ("Money Market"). Each of the portfolios is a "Portfolio" and collectively, they are the "Portfolios".

Each Portfolio offers at least two of the following classes of shares: Adviser ("ADV") Class, Class I, Class S and Service 2 Class (Class "S2") shares. Each class has equal rights as to class and voting privileges. The classes differ principally in the applicable distribution and shareholder service fees. Shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Portfolios and earn income and realized gains/losses from the Portfolios pro rata based on the average daily net assets of each class, without distinction between share classes. Expenses that are specific to a portfolio or a class are charged directly to that portfolio or class. Other operating expenses shared by several portfolios are generally allocated among those portfolios based on average net assets. Dividends are determined separately for each class based on income and expenses allocable to each class. Realized gain distributions are allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from differences in separate class expenses, including distribution and shareholder service fees, if applicable.

Shares of the Portfolios may be offered to separate accounts of insurance companies as investment options under variable annuity contracts and variable life insurance policies. Shares may also be offered to qualified pension and retirement plans outside the variable contract and to certain investment advisers and their affiliates. Class I shares may be made available to other investment companies, including series of the companies under fund-of-funds arrangements.

Participating insurance companies and other designated organizations are authorized to receive purchase orders on each Portfolio's behalf.

ING Investments, LLC serves as the investment adviser ("ING Investments" or the "Investment Adviser") to the Portfolios. ING Investment Management Co. ("ING IM") serves as the sub-adviser to each of the Portfolios except Science and Technology Opportunities. ING Funds Services, LLC serves as the administrator ("IFS" or the "Administrator") for the Portfolios. ING Investments Distributor, LLC ("IID" or the "Distributor") serves as the principal underwriter to the Portfolios.

The Investment Adviser, ING IM, IFS and IID are indirect, wholly-owned subsidiaries of ING Groep N.V. ("ING Groep"). ING Groep is a global financial institution of Dutch origin offering banking, investments, life insurance and retirement services.

ING Groep has adopted a formal restructuring plan that was approved by the European Commission in November 2009 under which the ING life insurance businesses, including the retirement services and investment management businesses, which include the Investment Adviser and its affiliates, would be divested by by ING Groep by the end of 2013. While there can be no assurance that it will be carried out, the restructuring plan presents certain risks, including uncertainty about the effect on the businesses of the ING entities that service the Portfolios and potential termination of the Portfolios' existing advisory agreement, which may trigger the need for shareholder approval of new agreements.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Portfolios in the preparation of their financial statements. Such policies are in conformity with U.S. generally accepted accounting principles for investment companies.

A.  Security Valuation. All investments in securities are recorded at their estimated fair value, as described

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2010 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

below. Investments in equity securities traded on a national securities exchange are valued at the last reported sale price. Securities reported by NASDAQ are valued at the NASDAQ official closing prices. Securities traded on an exchange or NASDAQ for which there has been no sale and securities traded in the over-the-counter-market are valued at the mean between the last reported bid and ask prices. All investments quoted in foreign currencies are valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at that time. Debt securities acquired with more than 60 days to maturity are valued using matrix pricing methods determined by an independent pricing service which takes into consideration such factors as yields, maturities, liquidity, ratings and traded prices in similar or identical securities. Securities for which valuations are not readily available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of fair market value obtained from yield data relating to investments or securities with similar characteristics. U.S. government obligations are valued by using market quotations or independent pricing services that use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Investments in open-end mutual funds are valued at net asset value. Investments in securities of sufficient credit quality maturing in 60 days or less are valued at amortized cost which approximates fair value.

Securities and assets for which market quotations are not readily available (which may include certain restricted securities, which are subject to limitations as to their sale) are valued at their fair values, as defined in the 1940 Act, and as determined in good faith by or under the supervision of the Portfolios' Board of Directors/Trustees ("Board"), in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that a Portfolio calculates its net asset value ("NAV") may also be valued at their fair values as defined by the 1940 Act, and as determined in good faith by or under the supervision of the Board, in accordance with methods that are specifically authorized by the Board. All such fair valuations are made in accordance with valuation procedures of the Portfolios (the "Valuation Procedures") which have been approved by the Board. The valuation techniques applied in any specific instance are set forth in the Valuation Procedures and may vary from case to case. With respect to a restricted security, for example, consideration is generally given to the cost of the investment, the market value of any unrestricted securities of the same class at the time of valuation, the potential expiration of restrictions on the security, the existence of any registration rights, the costs to the Portfolios related to registration of the security, as well as factors relevant to the issuer itself. Consideration may also be given to the price and extent of any public trading in similar securities of the issuer or comparable companies' securities. The value of a foreign security traded on an exchange outside the United States is generally based on its price on the principal foreign exchange where it trades as of the time a Portfolio determines its NAV or if the foreign exchange closes prior to the time a Portfolio determines its NAV, the most recent closing price of the foreign security on its principal exchange. Trading in certain non-U.S. securities may not take place on all days on which the New York Stock Exchange ("NYSE") is open. Further, trading takes place in various foreign markets on days on which the NYSE is not open. Consequently, the calculation of a Portfolio's NAV may not take place contemporaneously with the determination of the prices of securities held by a Portfolio in foreign securities markets. Further, the value of a Portfolio's assets may be significantly affected by foreign trading on days when a shareholder cannot purchase or redeem shares of a Portfolio. In calculating a Portfolio's NAV, foreign securities denominated in foreign currency are converted to U.S. dollar equivalents. If an event occurs after the time at which the market for foreign securities held by a Portfolio closes but before the time that a Portfolio's NAV is calculated, such event may cause the closing price on the foreign exchange to not represent a readily available reliable market value quotation for such securities at the time a Portfolio determines its NAV. In such a case, a Portfolio will use the fair value of such securities as determined under a Portfolio's valuation procedures. Events after the close of trading on a foreign market that could require a Portfolio to fair value some or all of its foreign securities include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters, and political and other events. Among other elements of analysis in the determination of a security's fair value, the Board has authorized the use of one or more independent research services to assist with such determinations. An independent research service may use statistical analyses and quantitative models to help determine fair value as of the time a Portfolio calculates its NAV. There can be no assurance that such models accurately reflect the behavior of the applicable

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2010 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

markets or the effect of the behavior of such markets on the fair value of securities, or that such markets will continue to behave in a fashion that is consistent with such models. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment. Consequently, the fair value assigned to a security may not represent the actual value that a Portfolio could obtain if it were to sell the security at the time of the close of the NYSE. Pursuant to procedures adopted by the Board, a Portfolio is not obligated to use the fair valuations suggested by any research service, and valuation recommendations provided by such research services may be overridden if other events have occurred or if other fair valuations are determined in good faith to be more accurate. Unless an event is such that it causes a Portfolio to determine that the closing prices for one or more securities do not represent readily available reliable market value quotations at the time a Portfolio determines its NAV, events that occur between the time of the close of the foreign market on which they are traded and the close of regular trading on the NYSE will not be reflected in a Portfolio's NAV.

Money Market uses the amortized cost method to value its portfolio securities, which approximates fair value. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period until maturity, regardless of the impact of fluctuating interest rates or the fair value of the security.

Fair value is defined as the price that the Portfolios would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Each investment asset or liability of the Portfolios is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as "Level 1," inputs other than quoted prices for an asset or liability that are observable are classified as "Level 2" and unobservable inputs, including the adviser's or sub-adviser's, judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as "Level 3." The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality which are valued at amortized cost, which approximates fair value, are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing the Portfolios' investments under these levels of classification is included following the Summary Portfolios of Investments.

For the year ended December 31, 2010, there have been no significant changes to the fair valuation methodologies.

B.  Security Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Portfolios. Premium amortization and discount accretion are determined by the effective yield method.

C.  Foreign Currency Translation. The books and records of the Portfolios are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1)  Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at the end of the day.

(2)  Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Portfolios do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities, which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statements of Assets and Liabilities for the estimated tax withholding based on the securities' current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on a Portfolio's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2010 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments, which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities.

D.  Risk Exposures and the use of Derivative Instruments. Certain Portfolios' investment strategies permit the Portfolios to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, a Portfolio will employ strategies in differing combinations to permit it to increase or decrease the level of risk, or change the level or types of exposure to market risk factors. This may allow a Portfolio to pursue its objectives more quickly, and efficiently than if it were to make direct purchases or sales of securities capable of affecting a similar response to market factors.

Market Risk Factors. In pursuit of its investment objectives, a Portfolio may seek to use derivatives to increase or decrease its exposure to the following market risk factors:

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer durations, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter durations.

Risks of Investing in Derivatives. A Portfolio's use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where a Portfolio is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by a Portfolio, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise, due to the possible inability of a Portfolio to purchase or sell a portfolio security at a time that otherwise would be favorable or the possible need to sell a portfolio security at a disadvantageous time because a Portfolio is required to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments. Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and a Portfolio. Associated risks are not the risks that a Portfolio is attempting to increase or decrease exposure to, per their investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that a Portfolio will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to a Portfolio. Associated risks can be different for each type of derivative and are discussed by each derivative type in the following notes.

Counterparty Credit Risk and Credit Related Contingent Features. Certain derivative positions are subject to counterparty credit risk, which is the risk that the

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2010 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

counterparty will not fulfill its obligation to a Portfolio. Each Portfolio's derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. A Portfolio intends to enter into financial transactions with counterparties that they believe to be creditworthy at the time of the transaction. To reduce this risk, a Portfolio has entered into master netting arrangements, established within each Portfolio's International Swap and Derivatives Association, Inc. Master Agreements ("Master Agreements"). These agreements are with select counterparties and they govern transactions, including certain over-the-counter ("OTC") derivative and forward foreign currency contracts, entered into by a Portfolio and the counterparty. The Master Agreements maintain provisions for general obligations, representations, agreements, collateral, and events of default or termination. The occurrence of a specified event of termination may give a counterparty the right to terminate all of its contracts and affect settlement of all outstanding transactions under the applicable Master Agreement.

A Portfolio may also enter into collateral agreements with certain counterparties to further mitigate counterparty risk on OTC derivative and forward foreign currency contracts. Subject to established minimum levels, collateral is generally determined based on the net aggregate unrealized gain or loss on contracts with a certain counterparty. Collateral pledged to or from a Portfolio is held in a segregated account by a third-party agent and can be in the form of cash or debt securities issued by the U.S. government or related agencies.

As of December 31, 2010, the maximum amount of loss that Balanced, Intermediate Bond, and Science and Technology Opportunities would incur if the counterparties to its derivative transactions failed to perform would be $2,773,221, $1,903,428 and $126,112, respectively, which represents the gross payments to be received by the Portfolios on open credit default swaps, interest rate swaps and forward foreign currency transactions were they to be unwound as of December 31, 2010. To reduce the risk of loss, Intermediate Bond has received $410,000 in cash collateral from various counterparties.

Each Portfolio has credit related contingent features that if triggered would allow its derivative counterparties to close out and demand payment or additional collateral to cover their exposure from a Portfolio. Credit related contingent features are established between each Portfolio and their derivatives counterparties to reduce the risk that a Portfolio will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in a Portfolio's net assets and or a percentage decrease in a Portfolio's NAV, which could cause a Portfolio to accelerate payment of any net liability owed to the counterparty. The contingent features are established within each Portfolio's Master Agreements.

As of December 31, 2010, Balanced, Intermediate Bond, and Science and Technology Opportunities had a net liability position of $3,440,166, $13,828,418 and $59,601, respectively, on open credit default swaps, interest rate swaps and forward foreign currency contracts with credit related contingent features. If a contingent feature would have been triggered as of December 31, 2010, the Portfolio's could have been required to pay this amount in cash to its counterparties. As of December 31, 2010, Balanced and Intermediate Bond have posted $980,000 and $3,514,000, respectively, for open OTC derivative transactions with their respective counterparties.

E.  Forward Foreign Currency Transactions and Futures Contracts. Certain Portfolios may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to and from the U.S. dollar in connection with the planned purchases or sales of securities. When entering into a forward foreign currency contract, a Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed upon future date. A Portfolio either enters into these transactions on a spot basis at the spot rate prevailing in the foreign currency exchange market or uses forward foreign currency contracts to purchase or sell foreign currencies. When the contract is fulfilled or closed, gains or losses are realized. Until then, the gain or loss is included in unrealized appreciation or depreciation. Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

During the year ended December 31, 2010, the following Portfolios had average contract amounts on forward foreign currency contracts to buy and sell as disclosed below:

	Buy	Sell
Balanced*	$68,370,586	$43,763,090
Intermediate Bond*	11,772,738	105,802,348
Science and Technology Opportunities**	1,953,781	12,639,796

*  For the year ended December 31, 2010, Balanced and Intermediate used forward foreign currency contracts to protect

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2010 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

its non-U.S. dollar denominated holdings from adverse currency movements and to gain exposure to currencies for the purposes of risk management or enhanced return. Please refer to the tables following the Summary Portfolio of Investments for each respective Portfolio for open forward foreign currency contract at December 31, 2010.

**  For the year ended December 31, 2010, Science and Technology Opportunities used forward foreign currency contracts primarily to protect its non-U.S. dollar denominated holdings from adverse currency movements. Please refer to the table following the Summary Portfolio of Investments for open forward foreign currency contracts at December 31, 2010.

Each Portfolio, with the exception of Money Market, may enter into futures contracts involving foreign currency, interest rates, securities and security indices. A futures contract is a commitment to buy or sell a specific amount of a financial instrument at a negotiated price on a stipulated future date. A Portfolio may buy and sell futures contracts. Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when each Portfolio's assets are valued.

Upon entering into a futures contract, a Portfolio is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by a Portfolio each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. Open futures contracts are reported on a table following each Portfolio's Summary Portfolio of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are footnoted in the Summary Portfolio of Investments. Cash collateral held by the broker to cover initial margin requirements on open futures contracts are noted in the Statements of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Statements of Operations. Realized gains (losses) are reported in the Statements of Operations at the closing or expiration of futures contracts.

Futures contracts are exposed to the market risk factor of the underlying financial instrument. During the year ended December 31, 2010, Balanced and Intermediate Bond have purchased and sold futures contracts on various equity indices (Balanced only), bonds, and notes. Balanced purchased equity futures to increase exposure to equity risk. Both Balanced and Intermediate Bond purchased and sold futures on bonds and notes as part of their duration management. Growth and Income entered into equity futures to increase exposure to equity risk. Additional associated risks of entering into futures contracts include the possibility that there may be an illiquid market where a Portfolio is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of a Portfolio's securities. With futures, there is minimal counterparty credit risk to the Portfolios since futures are exchange traded and the exchange's clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. During the year ended December 31, 2010, the following Portfolios had average notional values on futures contracts purchased and sold as disclosed below:

	Purchased	Sold
Balanced	$61,155,649	$56,534,495
Growth and Income	13,420,958	—
Intermediate Bond	280,201,095	584,715,766

F.  Options Contracts. Certain Portolios may write call and put options on futures, swaps ("swaptions"), securities, commodities or foreign currencies it owns or in which it may invest. Writing put options tends to increase the Portfolios exposure to the underlying instrument. Writing call options tends to decrease the Portfolios exposure to the underlying instrument. When a Portfolio writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statements of Assets and Liabilities. Certain options may be written with premiums to be determined on a future date. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. A Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolios may not be able to enter into a closing transaction because of an illiquid market. The Portfolios may also purchase put and call options. Purchasing call options tends to increase the Portfolios exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolios exposure

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2010 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

to the underlying instrument. The Portfolios pay a premium which is included on the Statements of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss.

During the year ended December 31, 2010, Balanced and Intermediate Bond have purchased and written foreign currency options to gain exposure to currencies and to generate income. Please refer to the Summary Portfolio of Investments for open purchased foreign currency options and the table following the Summary Portfolio of Investments for open written foreign currency options at December 31, 2010 for Balanced. Intermediate Bond had no purchased or written options outstanding at December 31, 2010.

During the year ended December 31, 2010, Balanced and Intermediate Bond have purchased and written swaptions on credit default swap indices "CDX" in order to hedge the credit risk of the Portfolios and to generate income. A CDX index is a basket of credit instruments or exposures designed to be representative of some part of the credit market. There were no open CDX swaptions at December 31, 2010 for either Portfolio.

During the year ended December 31, 2010, Intermediate Bond has written swaptions on interest rate swaps to generate income. There were no open interest rate swaptions at December 31, 2010.

Please refer to Note 9 for the volume of both purchased and written option activity during the year ended December 31, 2010.

G.  Distributions to Shareholders. The Portfolios record distributions to their shareholders on the ex-dividend date. Balanced, Small Company and Science and Technology Opportunities declare and pay dividends annually. Growth and Income and Intermediate Bond, declare and pay dividends semi-annually. Money Market declares dividends daily and pays dividends, if any, monthly. Each Portfolio distributes capital gains, if any, annually. The Portfolios may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies.

H.  Federal Income Taxes. It is the policy of the Portfolios to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized capital gains to their shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Portfolios' tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized or expire.

I.  Use of Estimates. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

J.  Repurchase Agreements. Each Portfolio may invest in repurchase agreements only with government securities dealers recognized by the Board of Governors of the Federal Reserve System. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed upon interest rate for the period of time the agreement is outstanding. The period of the repurchase agreements is usually short, from overnight to one week, while the underlying securities generally have longer maturities. Each Portfolio will receive as collateral securities acceptable to it whose market value is equal to at least 100% of the carrying amount of the repurchase agreements, plus accrued interest, being invested by the Portfolio. The underlying collateral is valued daily on a mark-to-market basis to assure that the value, including accrued interest is at least equal to the repurchase price. There would be potential loss to the Portfolio in the event the Portfolio is delayed or prevented from exercising its right to dispose of the collateral, and it might incur disposition costs in liquidating the collateral.

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2010 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

K.  Securities Lending. Each Portfolio (except Money Market) has the option to temporarily loan up to 33 1/3% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender's fee. The borrower is required to fully collateralize the loans with cash or U.S. government securities. Generally, in the event of counterparty default, a Portfolio has the right to use collateral to offset losses incurred. There would be potential loss to a Portfolio in the event a Portfolio is delayed or prevented from exercising its right to dispose of the collateral. A Portfolio bears the risk of loss with respect to the investment of collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Portfolio.

L.  Restricted Securities. The Portfolios may invest in restricted securities, which include those sold under Rule 144A of the Securities Act of 1933 ("1933 Act") or securities offered pursuant to Section 4(2) of the 1933 Act, and/or are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Restricted securities are fair valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value, as defined by the Act, determined under procedures approved by the Board.

M.  When-Issued and Delayed-Delivery Transactions. Each Portfolio may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The market value of such is identified in the Summary Portfolio of Investments. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Portfolios are required to hold liquid assets as collateral with the Portfolios' custodian sufficient to cover the purchase price.

N.  Mortgage Dollar Roll Transactions. Each Portfolio, except Small Company, may engage in dollar roll transactions with respect to mortgage-backed securities issued by Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corp. In a dollar roll transaction, a Portfolio sells a mortgage-backed security to a financial institution, such as a bank or broker/dealer, and simultaneously agrees to repurchase a substantially similar (i.e., same type, coupon, and maturity) security from the institution on a delayed delivery basis at an agreed upon price. The mortgage-backed securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. The Portfolios account for dollar roll transactions as purchases and sales.

O.  Swap Agreements. Certain Portfolios may enter into swap agreements. A swap is an agreement between two parties pursuant to which each party agrees to make one or more payments to the other at specified future intervals based on the return of an asset (such as a stock, bond or currency) or non-asset reference (such as an interest rate or index). The swap agreement will specify the "notional" amount of the asset or non-asset reference to which the contract relates. Subsequent changes in fair value, if any, are calculated based upon changes in the performance of the asset or non-asset reference multiplied by the notional value of the contract. A Portfolio may enter into credit default, interest rate, total return and currency swaps to manage its exposure to credit, currency and interest rate risk. All outstanding swap agreements are reported following each Portfolio's Summary Portfolio of Investments.

Swaps are marked to market daily using quotations primarily from third party pricing services, counterparties or brokers. The value of the swap contract is recorded on each Portfolio's Statement of Assets or Liabilities. During the term of the swap, changes in the value of the swap, if any, are recorded as unrealized gains or losses on the Statement of Operations. Upfront payments paid or received by a Portfolio when entering into the agreements are reported on the Statement of Assets and Liabilities and as a component of the changes in unrealized gains or losses on the Statement of Operations. These upfront payments represent the amounts paid or received when initially entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and the prevailing market conditions. The upfront payments are included as a component in the realized gains or losses on each Portfolio's Statement of Operations upon termination or maturity of the swap. A Portfolio also records net periodic payments paid or received on the swap contract as a realized gain or loss on the Statement of Operations.

Entering into swap agreements involves the risk that the maximum potential loss of an investment exceeds the current value of the investment as reported on each Portfolio's Statement of Assets and Liabilities. Other

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2010 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

risks involve the possibility that the counterparty to the agreements may default on its obligation to perform, that there will be no liquid market for these investments and that unfavorable changes in the market will have a negative impact on the value of the index or securities underlying the respective swap agreement.

Credit Default Swap Contracts. A credit default swap is a bilateral agreement between counterparties in which the buyer of the protection agrees to make a stream of periodic payments to the seller of protection in exchange for the right to receive a specified return in the event of a default or other credit event for a referenced entity, obligation or index. As a seller of protection on credit default swaps, a Portfolio will generally receive from the buyer a fixed payment stream based on the notional amount of the swap contract. This fixed payment stream will continue until the swap contract expires or a defined credit event occurs.

A Portfolio is subject to credit risk in the normal course of pursuing its investment objectives. As a seller of protection in a credit default swap, a Portfolio may execute these contracts to manage its exposure to the market or certain sectors of the market. Certain Portfolios may also enter into credit default swaps to speculate on changes in an issuer's credit quality, to take advantage of perceived spread advantages, or to offset an existing short equivalent (i.e. buying protection on an equivalent reference entity).

Certain Portfolios may sell credit default swaps which expose these Portfolios to the risk of loss from credit risk related events specified in the contract. Although contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default or repudiation/moratorium. If a Portfolio is a seller of protection, and a credit event occurs, as defined under the terms of that particular swap agreement, a Portfolio will generally either (i) pay to the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations, or underlying securities comprising a referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising a referenced index. If a Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements on corporate issues or sovereign issues are disclosed in each Portfolio's Summary Portfolio of Investment and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swaps on asset-backed securities or credit indices, the quoted market prices and resulting fair values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing fair values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum amount of future payments (undiscounted) that a Portfolio as seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of December 31, 2010, for which a Portfolio is seller of protection are disclosed in each Portfolio's Summary Portfolio of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreements, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Portfolio for the same referenced entity or entities.

For the year ended December 31, 2010, both Balanced and Intermediate Bond have purchased credit

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2010 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

protection through credit default swaps to decrease exposure to the credit risk of individual securities and to hedge against anticipated potential credit events. Balanced and Intermediate Bond also purchased credit protection on CDX indices to decrease its exposure to various credit sectors.

For the year ended December 31, 2010, both Balanced and Intermediate Bond have sold credit protection through credit default swaps to gain exposure to the credit risk of individual securities that are either unavailable or considered to be less attractive in the bond market.

For the year ended December 31, 2010, Balanced and Intermediate Bond had average notional amounts of $4,938,300 and $49,825,700 on credit default swaps to buy protection and average notional amounts of $2,413,264 and $26,939,966 on credit default swaps to sell protection, respectively.

Interest Rate Swap Contracts. An interest rate swap involves the agreement between counterparties to exchange periodic payments based on interest rates. One payment will be based on a floating rate of a specified interest rate while the other will be a fixed rate. Risks involve the future fluctuations of interest rates in which a Portfolio may make payments that are greater than what a Portfolio received from the counterparty. Other risks include credit, liquidity and market risk.

For the year ended December 31, 2010, Balanced has entered into interest rate swaps in which it pays a floating interest rate and receives a fixed interest rate ("Long interest rate swap") in order to increase exposure to interest rate risk. Average notional amounts on long interest rate swaps were $9,640,326.

For the year ended December 31, 2010, Balanced and Intermediate Bond have entered into interest rate swaps in which it pays a fixed interest rate and receives a floating interest rate ("Short interest rate swap") in order to decrease exposure to interest rate risk. Average notional amounts on short interest rate swaps were $9,759,891 and $38,712,000, respectively.

Balanced and Intermediate Bond entered into interest rate swaps to adjust interest rate and yield curve exposures and to substitute for physical fixed-income securities. Please refer to the tables following the Summary Portfolio of Investments for open interest rate swaps at December 31, 2010.

Cross-Currency Swap Agreements. Cross-currency swaps are interest rate swaps in which interest cash flows are exchanged between two parties based on the notional amounts of two different currencies. The notional amounts are typically determined based on the spot exchange rates at the inception of the trade. Cross-currency swaps also involve the exchange of the notional amounts at the start of the contract at the current spot rate with an agreement to re-exchange such amounts at a later date at either the same exchange rate, a specified rate or the then current spot rate. The entire principal value of a cross-currency swap is subject to the risk that the counterparty to the swap will default on its contractual delivery obligations.

For the year ended December 31, 2010, Balanced had an average notional amount of $388,052 and $400,882 on currency bought and sold, respectively, on cross-currency swaps.

For the year ended December 31, 2010, Balanced has entered into cross-currency swaps to increase exposure to both foreign exchange and interest rate risk (inflation hedge). Please refer to the table following the Summary Portfolio of Investments for open cross currency swaps at December 31, 2010.

P.  Indemnifications. In the normal course of business, the Registrants may enter into contracts that provide certain indemnifications. The Registrants' maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolios and, therefore, cannot be estimated; however, based on experience, management considers the risk of loss from such claims remote.

NOTE 3 — INVESTMENT TRANSACTIONS

For the year ended December 31, 2010, the cost of purchases and the proceeds from the sales of securities, excluding short-term and U.S. government securities, were as follows:

	Purchases	Sales
Balanced	$1,038,708,201	$1,084,676,844
Growth and Income	2,840,770,220	3,083,159,119
Small Company	451,709,429	455,167,553
Intermediate Bond	2,228,240,599	2,103,599,990
Science and Technology Opportunities	177,754,555	172,019,751

U.S. government securities not included above were as follows:

	Purchases	Sales
Balanced	$949,296,042	$976,072,883
Intermediate Bond	9,355,751,453	9,622,053,114

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2010 (CONTINUED)

NOTE 4 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

The Portfolios entered into investment management agreements ("Investment Management Agreements") with the Investment Adviser. The Investment Management Agreements compensate the Investment Adviser with a fee, computed daily and payable monthly, based on the average daily net assets of each Portfolio, at the following annual rates:

Balanced	0.500%
Growth and Income	0.500% on first $10 billion; 0.450% on next $5 billion; and 0.425% over $15 billion
Small Company	0.750%
Intermediate Bond	0.400%
Money Market	0.250%
Science and Technology Opportunities	0.950%

The Investment Adviser entered into sub-advisory agreements with ING IM. ING IM acts as sub-adviser to all Portfolios except for Science and Technology Opportunities. Subject to such policies as the Board or the Investment Adviser may determine, ING IM manages the Portfolios' assets in accordance with the Portfolios' investment objectives, policies, and limitations.

BlackRock Advisors, LLC ("BlackRock"), serves as Sub-Adviser to Science and Technology Opportunities pursuant to a Sub-Advisory Agreement, effective February 2, 2007, between the Investment Adviser and BlackRock.

During the period, ING Portfolios were permitted to invest end-of-day cash balances into ING Institutional Prime Money Market Fund. Investment management fees paid by the Portfolios were reduced by an amount equal to the management fees paid indirectly to ING Institutional Prime Money Market Fund with respect to assets invested by the Portfolios. For the year ended December 31, 2010, the Investment Adviser for Balanced, Growth and Income, Small Company, and Intermediate Bond waived $17,088, $43,053, $8,859, $24,984 of such management fees, respectively. These fees are not subject to recoupment.

Effective December 20, 2010, ING Institutional Prime Money Market Fund was liquidated. As a result of this liquidation, the Portfolios will no longer invest end-of-day cash balances into ING Institutional Prime Money Market Fund.

Pursuant to administration agreements, IFS acts as administrator and provides certain administrative and shareholder services necessary for Portfolio operations and is responsible for the supervision of other service providers.

IFS is entitled to receive from each Portfolio a fee at an annual rate of 0.055% on the first $5 billion of daily net assets and 0.03% thereafter.

In placing equity security transactions, each sub-adviser is required to use its best efforts to choose a broker capable of providing brokerage services necessary to obtain the best execution for each transaction. Subject to this requirement, each sub-adviser may allocate equity security transactions through certain designated broker-dealers. Some of these broker-dealers participate in commission recapture programs that have been established for the benefit of the Portfolios. Under these programs, the participating broker-dealers will return to a Portfolio a portion of the brokerage commissions (in the form of a credit to a Portfolio) paid to the broker-dealers to pay certain expenses of a Portfolio. These commission recapture payments benefit the Portfolios and not the sub-adviser. Any amount credited to a Portfolio is recognized as brokerage commission recapture in the Statements of Operations.

NOTE 5 — DISTRIBUTION AND SERVICE FEES

ADV Class and Class S2 shares of the respective Portfolios are subject to a Shareholder Service and Distribution Plan (the "Plan"). Under the Plan, the Distributor is paid an annual shareholder service fee at the rate of 0.25% and an annual distribution fee at the rate of 0.25% of the average daily net assets attributable to its ADV Class and Class S2 shares. The Distributor has contractually agreed to waive a portion of its fee equal to 0.10% of the average daily net assets attributable to the distribution fee paid by Class S2 of the Portfolios, so that the actual fee paid by a Portfolio is an annual rate of 0.15%. The expense waiver will continue through at least May 1, 2011. For the year ended December 31, 2010, Balanced, Growth and Income, Small Company, Intermediate Bond and Science and Technology Opportunities waived $1, $4, $22, $4 and $10, respectively.

Class S shares of the respective Portfolios have adopted either a Distribution Plan or a Shareholder Service and Distribution Plan pursuant to Rule 12b-1 under the 1940 Act (collectively, the "12b-1 Plans"), whereby the Distributor is compensated by each Portfolio for expenses incurred for Shareholder Servicing and/or the distribution of each Portfolio's shares. Pursuant to the 12b-1 Plans, the Distributor is entitled to a payment each month to compensate for expenses incurred in the distribution and promotion of each Portfolio's shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2010 (CONTINUED)

NOTE 5 — DISTRIBUTION AND SERVICE FEES (continued)

literature and other such distribution related expenses, including any distribution or shareholder servicing fees paid to securities dealers who have executed a distribution agreement with the Distributor. Under the 12b-1 Plans, Class S shares of the Portfolios pay the Distributor a fee calculated at an annual rate of 0.25% of average daily net assets. For Money Market, effective March 15, 2010, the Distributor agreed to waive 0.10% of average daily net assets attributable to distribution fees for Class S shares through May 1, 2011. During the year ended December 31, 2010, Money Market waived $180.

IID and ING Investments have contractually agreed to waive a portion of their distribution and/or shareholder servicing fees and management fees, as applicable, and to reimburse certain expenses to the extent necessary to assist Money Market in maintaining a yield of not less than zero. This arrangement will continue through at least May 1, 2011. There is no guarantee that this waiver will continue after that date. Fees waived or expenses reimbursed are subject to possible recoupment by IID or ING Investments, as applicable, within three years subject to certain restrictions. For the year ended December 31, 2010, IID waived $199 of Class S specific distribution fees and ING Investments waived $313,757 of management fees for Money Market to maintain a yield of not less than zero. This expense waiver or reimbursement may be discontinued at any time.

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATED AND RELATED PARTIES

At December 31, 2010, the Portfolios had the following amounts recorded as payable to affiliates on the accompanying Statements of Assets and Liabilities (see Notes 4 and 5):

Portfolio	Accrued Investment Management Fees	Accrued Administrative Fees	Accrued Shareholder Service and Distribution Fees	Total
Balanced	$263,033	$28,971	$1,719	$293,723
Growth and Income	1,150,856	126,940	103,633	1,381,429
Small Company	401,036	29,443	27,155	457,634
Intermediate Bond	849,406	116,874	274,677	1,240,957
Money Market	229,601	50,557	41	280,199
Science and Technology Opportunities	322,058	18,645	60,018	400,721

The Registrants have adopted a Deferred Compensation Plan (the "Policy"), which allows eligible non-affiliated directors as described in the Policy to defer the receipt of all or a portion of the directors' fees payable. Amounts deferred are treated as though invested in various "notional" funds advised by ING Investments until distribution in accordance with the Policy.

At December 31, 2010, the following ING Portfolios or indirect, wholly owned subsidiaries of ING Groep owned more than 5% of the following Portfolios:

Subsidiary	Porfolio	Percentage (%)
ING Life Insurance & Annuity Co	Balanced	91.15%
	Science and Technology Opportunities	29.63%
	Money Market	98.44%
	Growth and Income	64.76%
	Intermediate Bond	37.73%
	Small Company	49.14%
ING USA Annuity and Science and Technology Life Insurance	Opportunities	66.07%
	Growth and Income	16.99%
	Intermediate Bond	49.73%
	Small Company	16.92%
ING Solution 2025 Portfolio	Small Company	11.78%
ING Solution 2035 Portfolio	Small Company	5.02%
ING Solution 2045 Portfolio	Small Company	5.36%

Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company. The 1940 Act defines affiliates as companies that are under common control. Therefore, because the Portfolios have a common owner that owns over 25% of the outstanding securities of the Portfolios, they may be deemed to be affiliates of each other. Investment activities of these shareholders could have a material impact on the Portfolios.

NOTE 7 — EXPENSE LIMITATION AGREEMENTS

ING Investments entered into written expense limitation agreements ("Expense Limitation Agreements") with each of the following Portfolios whereby the Investment Adviser has agreed to limit expenses, excluding interest expense, taxes, brokerage commissions and extraordinary expenses (and acquired fund fees and expenses) to the levels listed below:

	Class ADV	Class I	Class S	Class S2
Small Company	1.45%	0.95%	1.20%	1.35%
Science and Technology Opportunities	1.55%	1.05%	1.30%	1.45%

The Investment Adviser may at a later date recoup from a Portfolio management fees waived and other expenses assumed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, the Portfolio's expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statements of Operations. Amounts payable by the Investment

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2010 (CONTINUED)

NOTE 7 — EXPENSE LIMITATION AGREEMENTS (continued)

Manager are reflected on the accompanying Statements of Assets and Liabilities for each Portfolio.

As of December 31, 2010, the amount of waived and reimbursed fees that are subject to recoupment by the Investment Adviser, and the related expiration dates are as follows:

	December 31,
	2011	2012	2013	Total
Science and Technology Opportunities	$32,093	$48,166	—	$80,259

The Expense Limitation Agreements are contractual and shall renew automatically for one-year terms unless ING Investments provides written notice of the termination of an Expense Limitation Agreement within 90 days of the end of the then current term.

NOTE 8 — LINE OF CREDIT

The Portfolios, in addition to certain other funds managed by the Investment Adviser, have entered into an unsecured committed revolving line of credit agreement (the "Credit Agreement") with The Bank of New York Mellon for an aggregate amount of $100,000,000. The proceeds may be used to: (1) temporarily finance the purchase or sale of securities; or (2) finance the redemption of shares of an investor in the funds. During the period, the funds to which the line of credit is available paid a commitment fee equal to 0.15% per annum, and beginning December 15, 2010, 0.10% per annum on the daily unused portion of the committed line amount.

Generally, borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance. The following Portfolios utilized the line of credit during the year ended December 31, 2010:

	Days Utilized	Avg Balance	Weighted Rate
Balanced	32	$1,893,906	1.44%
Growth and Income	37	2,251,486	1.44%
Small Company	8	1,104,375	1.43%
Intermediate Bond	34	2,862,059	1.44%
Science and Technology Opportunities	5	3,653,000	1.37%

NOTE 9 — PURCHASED AND WRITTEN OPTIONS

Transactions in purchased foreign currency options for Balanced during the year ended December 31, 2010 were as follows:

	USD Notional	Cost
Balance at 12/31/09	—	$—
Options Purchased	66,892,866	711,535
Options Terminated in Closing Sell Transactions	(7,400,000)	(43,460)
Options Expired	(37,442,866)	(280,730)
Balance at 12/31/10	22,050,000	$387,345

Transactions in purchased swaptions on CDX indices for Balanced during the year ended December 31, 2010 were as follows:

	USD Notional	Cost
Balance at 12/31/09	—	$—
Options Purchased	24,859,000	176,499
Options Terminated in Closing Sell Transactions	—	—
Options Expired	(24,859,000)	(176,499)
Balance at 12/31/10	—	$—

Transactions in written foreign currency options for Balanced during the year ended December 31, 2010 were as follows:

	USD Notional	Premiums Received
Balance at 12/31/09	—	$—
Options Written	78,812,866	686,556
Options Terminated in Closing Purchase Transactions	(2,120,000)	(118,031)
Options Expired	(44,842,866)	(274,990)
Balance at 12/31/10	31,850,000	$293,535

Transactions in written swaptions on CDX indices for Balanced during the year ended December 31, 2010 were as follows:

	USD Notional	Premiums Received
Balance at 12/31/09	—	$—
Options Written	60,050,000	302,056
Options Terminated in Closing Purchase Transactions	(10,332,000)	(198,891)
Options Expired	(49,718,000)	(103,165)
Balance at 12/31/10	—	$—

Transactions in purchased foreign currency options for Intermediate Bond during the year ended December 31, 2010 were as follows:

	USD Notional	Cost
Balance at 12/31/09	—	$—
Options Purchased	51,559,000	316,057
Options Terminated in Closing Sell Transactions	(51,559,000)	(316,057)
Options Expired	—	—
Balance at 12/31/10	—	$—

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2010 (CONTINUED)

NOTE 9 — PURCHASED AND WRITTEN OPTIONS (continued)

Transactions in purchased swaptions on CDX indices for Intermediate Bond during the year ended December 31, 2010 were as follows:

	USD Notional	Cost
Balance at 12/31/09	—	$—
Options Purchased	258,130,000	1,832,723
Options Terminated in Closing Sell Transactions	—	—
Options Expired	(258,130,000)	(1,832,723)
Balance at 12/31/10	—	$—

Transactions in written foreign currency options for Intermediate Bond during the year ended December 31, 2010 were as follows:

	USD Notional	Premiums Received
Balance at 12/31/09	—	$—
Options Written	92,659,000	2,540,882
Options Terminated in Closing Purchase Transactions	(92,659,000)	(2,540,882)
Options Expired	—	—
Balance at 12/31/10	—	$—

Transactions in written swaptions on CDX indices for Intermediate Bond during the year ended December 31, 2010 were as follows:

	USD Notional	Premiums Received
Balance at 12/31/09	—	$—
Options Written	516,260,000	1,071,240
Options Terminated in Closing Purchase Transactions	—	—
Options Expired	(516,260,000)	(1,071,240)
Balance at 12/31/10	—	$—

Transactions in written swaptions on interest rate swaps for Intermediate Bond during the year ended December 31, 2010 were as follows:

	USD Notional	Premiums Received
Balance at 12/31/09	—	$—
Options Written	116,249,000	2,237,793
Options Terminated in Closing Purchase Transactions	(116,249,000)	(2,237,793)
Options Expired	—	—
Balance at 12/31/10	—	$—

NOTE 10 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Balanced
Class ADV(2)
12-31-10	—	—	—	(68)	(68)	—	—	—	(758)	(758)
12-31-09	—	—	—	(1)	(1)	—	—	—	(10)	(10)
Class S
12-31-10	109,991	—	19,205	(151,439)	(22,243)	1,172,653	—	209,217	(1,643,655)	(261,785)
12-31-09	44,415	—	33,289	(98,804)	(21,100)	412,647	—	285,533	(894,457)	(196,277)
Class I
12-31-10	329,180	—	1,591,438	(9,447,108)	(7,526,490)	3,593,953	—	17,430,474	(101,822,846)	(80,798,419)
12-31-09	2,039,704	—	3,180,956	(10,322,866)	(5,102,206)	16,955,119	—	27,411,197	(94,851,475)	(50,485,159)
Class S2(2)
12-31-10	—	—	—	(376)	(376)	(2,993)	—	—	—	(2,993)
12-31-09	376	—	—	—	376	3,000	—	—	—	3,000
ING Growth and Income Portfolio
Class ADV
12-31-10	193,647	38,530	2,324	(24,189)	210,312	3,961,350	714,546	50,616	(482,731)	4,243,781
12-31-09	9,153	28,372	670	(23,354)	14,841	152,836	501,131	13,059	(360,455)	306,571
Class S
12-31-10	256,483	853,542	174,734	(4,212,773)	(2,928,014)	5,131,721	15,830,977	3,810,949	(83,123,342)	(58,349,695)
12-31-09	844,328	8,254,997	288,517	(3,727,272)	5,660,570	14,473,186	145,680,614	5,611,654	(60,244,561)	105,520,893
Class I
12-31-10	4,936,564	6,260,609	1,050,263	(17,136,308)	(4,888,872)	99,888,902	117,185,341	23,084,783	(340,543,986)	(100,384,960)
12-31-09	13,792,242	755,790	1,419,123	(15,741,817)	225,338	217,641,302	13,448,552	27,814,869	(257,306,489)	1,598,234
Class S2
12-31-10	—	—	—	—	—	—	—	—	—	—
02-27-09(1) - 12-31-09	236	572,428	—	(572,428)	236	3,000	10,117,274	—	(10,117,270)	3,004

(1) Commencement of operations.

(2) Class liquidated on April 6, 2010.

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2010 (CONTINUED)

NOTE 10 — CAPITAL SHARES (continued)

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
ING Small Company Portfolio
Class ADV
12-31-10	174,304	25,523	19	(21,358)	178,488	2,822,855	368,908	321	(352,419)	2,839,665
12-31-09	2,418	—	—	(243)	2,175	33,776	—	—	(3,555)	30,221
Class S
12-31-10	3,062,872	2,236,773	17,727	(3,941,124)	1,376,248	48,820,329	32,508,979	298,881	(60,524,887)	21,103,302
12-31-09	3,757,468	—	29,034	(2,271,330)	1,515,172	47,085,121	—	330,410	(28,087,792)	19,327,739
Class I
12-31-10	2,599,588	402,111	143,022	(5,219,625)	(2,074,904)	41,384,189	5,917,059	2,439,964	(84,977,782)	(35,236,570)
12-31-09	10,067,622	—	272,837	(16,743,997)	(6,403,538)	116,218,366	—	3,140,352	(223,426,392)	(104,067,674)
Class S2
12-31-10	4,816	25,982	—	(28,371)	2,427	73,445	376,528	—	(414,997)	34,976
02-27-09(1) - 12-31-09	324	—	—	—	324	3,000	—	—	—	3,000
ING Intermediate Bond Portfolio
Class ADV
12-31-10	343,606	—	17,368	(2,759)	358,215	4,375,479	—	208,590	(34,961)	4,549,108
12-31-09	—	—	—	(1)	(1)	—	—	—	(11)	(11)
Class S
12-31-10	10,865,448	—	5,124,809	(19,423,739)	(3,433,482)	132,070,207	—	61,395,211	(238,497,525)	(45,032,107)
12-31-09	15,825,364	—	6,557,925	(16,132,158)	6,251,131	179,118,265	—	75,398,390	(182,847,886)	71,668,769
Class I
12-31-10	10,988,428	—	5,055,217	(22,010,813)	(5,967,168)	135,276,414	—	60,814,261	(269,901,327)	(73,810,652)
12-31-09	16,916,551	—	7,105,709	(79,964,789)	(55,942,529)	189,668,625	—	81,820,258	(930,726,708)	(659,237,825)
Class S2
12-31-10	—	—	—	—	—	—	—	—	—	—
02-27-09(1) - 12-31-09	278	—	—	—	278	3,000	—	—	—	3,000
ING Money Market Portfolio
Class S
03-15-10(1) - 12-31-10	389,581	—	—	(76,566)	313,015	389,581	—	—	(76,566)	313,015
12-31-09	—	—	—	—	—	—	—	—	—	—
Class I
12-31-10	77,954,840	—	3,000,224	(336,926,082)	(255,971,018)	77,954,837	—	3,000,227	(336,926,082)	(255,971,018)
12-31-09	83,164,700	—	5,386,753	(558,662,896)	(470,111,443)	83,164,700	—	5,285,563	(558,662,896)	(470,212,633)
ING BlackRock Science and Technology Opportunities Portfolio
Class ADV
12-31-10	978,124	—	—	(27,031)	951,093	5,149,717	—	—	(138,236)	5,011,481
12-31-09	10,083	—	—	—	10,083	46,727	—	—	—	46,727
Class S
12-31-10	14,891,327	—	—	(14,515,694)	375,633	77,014,151	—	—	(71,369,356)	5,644,795
12-31-09	28,025,709	—	—	(9,114,688)	18,911,021	109,710,300	—	—	(34,899,591)	74,810,709
Class I
12-31-10	2,756,986	—	—	(2,424,940)	332,046	14,560,149	—	—	(12,403,091)	2,157,058
12-31-09	4,765,612	—	—	(1,699,898)	3,065,714	18,798,005	—	—	(6,866,848)	11,931,157
Class S2
12-31-10	11,913	—	—	(6,112)	5,801	68,318	—	—	(35,456)	32,862
02-27-09(1) - 12-31-09	998	—	—	(1)	997	3,003	—	—	(3)	3,000

(1) Commencement of operations.

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2010 (CONTINUED)

NOTE 11 — SECURITIES LENDING

Under an agreement with The Bank of New York Mellon ("BNY"), the Portfolios may lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. government securities. The collateral is equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The market value of the loaned securities is determined at the close of business of the Portfolios at their last sale price or official closing price on the principal exchange or system on which they are traded and any additional collateral is delivered to the Portfolios on the next business day. The cash collateral received is invested in approved investments as defined in the Securities Lending Agreement with BNY (the "Agreement"). The Portfolios bear the risk of loss with respect to the investment of collateral. Currently, the cash collateral is invested in the BNY Mellon Overnight Government Fund (formerly, The BNY Institutional Cash Reserves Fund — Series A) and the BNY Institutional Cash Reserves Fund — Series B ("BICR — Series B"), each a series within the BNY Institutional Cash Reserves Trust (collectively, the "BICR Fund"). BNY serves as investment manager, custodian and operational trustee of the BICR Fund. As of December 31, 2010, and throughout the period covered by this report, BICR — Series B held certain defaulted securities issued by Lehman Brothers Holdings, Inc. (the "Lehman Securities"). The Lehman Securities have market values significantly below amortized cost. On May 22, 2009, the Portfolios agreed to the terms of a capital support agreement (the "Capital Support Agreement") extended by The Bank of New York Mellon Corporation ("BNYC"), an affiliated company of BNY, for the Lehman Securities held by BICR — Series B. Under the terms of the Capital Support Agreement, BNYC will support the value of the Lehman Securities up to 80% of the par value (the remaining 20% of the par value represents an unrealized loss to the Portfolios) and subject, in part, to the Portfolios' continued participation in the BNY securities lending program through September 15, 2011. At September 15, 2011, if the Portfolios have complied with the requirements under the Capital Support Agreement to continue to participate in the BNY securities lending program and if such securities have not otherwise been sold, the Portfolios will have the right to sell the defaulted securities to BNYC at a price equal to 80% of par value. The recorded value of each Portfolio's investment in BICR — Series B includes the value of the underlying securities held by BICR — Series B and the estimated value of the support to be provided by BNYC. The investments in the BNY Mellon Overnight Government Fund and in BICR — Series B are included in the Summary Portfolio of Investments under Securities Lending Collateral and the unrealized loss on BICR — Series B is included in Net Unrealized Depreciation on the Statements of Assets and Liabilities.

Generally, in the event of counterparty default, the Portfolios have the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower's failure to return a loaned security; however, there would be a potential loss to the Portfolios in the event the Portfolios are delayed or prevented from exercising their right to dispose of the collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Portfolio. At December 31, 2010, the following Portfolios had securities on loan with the following market values:

	Value of Securities Loaned	Cash Collateral Received*
Balanced	$18,140,531	$18,547,690
Growth and Income	69,727,858	71,347,354
Small Company	5,587,097	5,706,180
Intermediate Bond	9,665,366	9,829,180
Science and Technology Opportunities	7,049,598	7,302,409

*   Cash collateral received was invested in the BICR Fund, the fair value of which is presented in the respective Portfolio's Summary Portfolio of Investments.

NOTE 12 — CONCENTRATION OF INVESTMENT RISKS

All mutual funds involve risk — some more than others — and there is always the chance that you could lose money or not earn as much as you hope. A Portfolio's risk profile is largely a factor of the principal securities in which it invests and investment techniques that it uses. For more information regarding the types of securities and investment techniques that may be used by each Portfolio and their corresponding risks, see the Portfolios' most recent Prospectus and/or the Statement of Additional Information.

Concentration (Science and Technology Opportunities). The Portfolio concentrates (for purposes of the 1940 Act) its assets in securities related to a particular industry, which means that at least 25% of its assets will be invested in that particular industry at all times. As a result, the Portfolio may be subject to greater market fluctuation than a portfolio which has securities representing a broader range of investment alternatives.

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2010 (CONTINUED)

NOTE 12 — CONCENTRATION OF INVESTMENT RISKS (continued)

Foreign Securities (All Portfolios). Investments in foreign securities may entail risks not present in domestic investments. Since securities in which the Portfolios may invest are denominated in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolios. Foreign investments may also subject the Portfolios to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, as well as changes vis-a-vis the U.S. dollar from movements in currency, and changes in security value and interest rate, all of which could affect the market and/or credit risk of the Portfolios' investments.

Emerging Markets Investments (Intermediate Bond and Science and Technology Opportunities). Because of less developed markets and economies and, in some countries, less mature governments and governmental institutions, the risks of investing in foreign securities can be intensified in the case of investments in issuers domiciled or doing substantial business in emerging market countries.

NOTE 13 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, income from passive foreign investment companies (PFICs), and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.

The following permanent tax differences have been reclassified as of December 31, 2010:

	Paid-in Capital	Undistributed Net Investment Income	Accumulated Net Realized Gains/ (Losses)
Balanced	$—	$1,684,046	$(1,684,046)
Growth and Income(1)	(25,866,551)	16,058	25,850,493
Small Company(2)	(40,909,035)	(358,220)	41,267,255
Intermediate Bond	2,942	7,412,941	(7,415,883)
Money Market	(211,388)	211,388	—
Science and Technology Opportunities	(2,554,798)	1,496,601	1,058,197

(1)  $25,866,551 relates to the expiration of capital loss carryforwards.

(2)  $40,909,035 relates to the expiration of capital loss carryforwards.

Dividends paid by the Portfolios from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends and distributions to shareholders was as follows:

	Year Ended December 31, 2010		Year Ended December 31, 2009
	Ordinary Income	Return of Capital	Ordinary Income
Balanced	$17,639,691	$—	$27,696,918
Growth and Income	26,964,425	—	33,459,107
Small Company	2,739,204	—	3,470,816
Intermediate Bond	122,440,983	—	157,249,151
Money Market	490,255	2,509,972	5,285,563

The tax-basis components of distributable earnings and the expiration dates of the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of December 31, 2010 were:

	Undistributed Ordinary Income	Unrealized Appreciation/ (Depreciation)	Post-October Capital Loss Deferred	Post-October Currency Loss Deferred	Capital Loss Carryforwards	Expiration Dates
Balanced	$16,047,435	$35,029,825	$—	$—	$(75,704,597)	2016
					(82,316,593)	2017
					$(158,021,190)
Growth and Income	9,058	425,772,756	—	—	$(13,396,292)	2014
					(67,479,275)	2015
					(322,238,329)	2016
					(217,728,168)	2017
					$(620,842,064)*

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2010 (CONTINUED)

NOTE 13 — FEDERAL INCOME TAXES (continued)

	Undistributed Ordinary Income	Unrealized Appreciation/ (Depreciation)	Post-October Capital Loss Deferred	Post-October Currency Loss Deferred	Capital Loss Carryforwards	Expiration Dates
Small Company	$2,207,911	$111,490,196	$—	$—	$(7,853,881)	2015
					(1,570,776)	2016
					(42,427,043)	2017
					$(51,851,700)*
Intermediate Bond	203,389	79,557,967	(18,161,067)	(3,122,281)	$(386,521,631)	2017
Money Market	—	(150,144)	—	—	$(33,301)	2012
Science and Technology Opportunities	—	92,318,085	—	—	$(3,997,473)	2011
					(8,579,872)	2016
					(12,108,952)	2017
					$(24,686,297)*

* Utilization of these capital losses is subject to annual limitations under Section 382 of the Internal Revenue Code.

The Regulated Investment Company Modernization Act of 2010 (the "Act") was enacted on December 22, 2010. The Act makes changes to several tax rules impacting the Portfolios. In general, the provisions of the Act will be effective for the Portfolios' fiscal year ending December 31, 2011. Although the Act provides several benefits, including the unlimited carryforward of future capital losses, there may be a greater likelihood that all or a portion of each Portfolio's pre-enactment capital loss carryforwards may expire without being utilized due to the fact that post-enactment capital losses get utilized before pre-enactment capital loss carryforwards. Relevant information regarding the impact of the Act on the Portfolios, if any, will be contained within the Federal Income Taxes section of the notes to financial statements for the fiscal year ending December 31, 2011.

The Portfolios' major tax jurisdictions are federal, Arizona, and Massachusetts. The earliest tax year that remains subject to examination by these jurisdictions is 2006.

As of December 31, 2010, no provisions for income tax would be required in the Portfolios' financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Portfolios' federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue.

NOTE 14 — REORGANIZATIONS

On August 20, 2010, Growth and Income ("Acquiring Portfolio") acquired all of the net assets of ING Opportunistic LargeCap Portfolio ("Acquired Portfolio"), an open-end investment company in a tax-free reorganization in exchange for shares of the Acquiring Portfolio, pursuant to a plan of reorganization approved by the Acquired Portfolio's shareholders on August 10, 2010. The primary purpose of the transaction was to lower the overall gross and net expense ratios for all classes. For financial reporting purposes, assets received and shares issued by the Acquiring Portfolio were recorded at fair value; however, the cost basis of the investments received from the Acquired Portfolio was carried forward to align ongoing reporting of the Acquiring Portfolio's realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

Assuming the acquisition had been completed on January 1, 2010, the beginning of the annual reporting period of the Acquiring Portfolio, the Acquiring Portfolio's pro forma results of operations for the period ended December 31, 2010, are as follows:

Net investment income	$28,138,444
Net realized and unrealized gain on investments	$294,061,617
Net increase in net assets resulting from operations	$322,200,061

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2010 (CONTINUED)

NOTE 14 — REORGANIZATIONS (continued)

Because the combined investment Portfolios have been managed as a single integrated Portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Portfolio that have been included in the Acquiring Portfolio's statement of operations since August 20, 2010. Net assets and unrealized appreciation as of the reorganization date were as follows:

Acquiring Portfolio	Acquired Portfolio	Total Net Assets of Acquired Portfolio (000s)	Total Net Assets of Acquiring Portfolio (000s)	Acquired Capital Loss Carryforwards (000s)	Acquired Portfolio Unrealized Appreciation (000s)	Conversion Ratio
Growth and Income	ING Opportunistic LargeCap Portfolio	$133,731	$2,267,223	$59,967	$(4,893)	0.4690

The net assets of Growth and Income after the acquisition were $2,400,953,698.

On August 20, 2010, Small Company ("Acquiring Portfolio") acquired all of the net assets of ING Wells Fargo Small Cap Disciplined Portfolio ("Acquired Portfolio"), an open-end investment company in a tax-free reorganization in exchange for shares of the Acquiring Portfolio, pursuant to a plan of reorganization approved by the Acquired Portfolio's shareholders on August 10, 2010. The primary purpose of the transaction was to lower the overall gross and net expense ratios for all classes. For financial reporting purposes, assets received and shares issued by the Acquiring Portfolio were recorded at fair value; however, the cost basis of the investments received from the Acquired Portfolio was carried forward to align ongoing reporting of the Acquiring Portfolio's realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

Assuming the acquisition had been completed on January 1, 2010, the beginning of the annual reporting period of the Acquiring Portfolio, the Acquiring Portfolio's pro forma results of operations for the period ended December 31, 2010, are as follows:

Net investment income	$2,595,067
Net realized and unrealized gain on investments	$121,007,609
Net increase in net assets resulting from operations	$123,602,676

Because the combined investment Portfolios have been managed as a single integrated Portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Portfolio that have been included in the Acquiring Portfolio's statement of operations since August 20, 2010. Net assets and unrealized appreciation as of the reorganization date were as follows:

Acquiring Portfolio	Acquired Portfolio	Total Net Assets of Acquired Portfolio (000s)	Total Net Assets of Acquiring Portfolio (000s)	Acquired Capital Loss Carryforwards (000s)	Acquired Portfolio Unrealized Appreciation (000s)	Conversion Ratio
Small Company	ING Wells Fargo Small Cap Disciplined Portfolio	$39,171	$476,552	$51,431	$(976)	0.5148

The net assets of Small Company after the acquisition were $515,722,984.

NOTE 15 — LITIGATION

On December 12, 2003, Aeltus Investment Management, Inc. (now known as ING Investment Management Co.)("IIM") received a copy of a complaint (the "Complaint") filed in the United States Bankruptcy Court for the Southern District of New York (the "Bankruptcy Court") in the matter of Enron Corp. v. Mass Mutual Life Insurance Co., et al. Among other defendants named in the Complaint are defendants ING VP Balanced Portfolio, Inc. and ING VP Bond Portfolio (the "Subject Portfolios"). As of August 6, 2004, ING VP Bond Portfolio changed its name to ING VP Intermediate Bond Portfolio. As of May 1, 2009, ING VP Intermediate Bond Portfolio and ING VP Balanced Portfolio, Inc. changed their names to ING Intermediate Bond Portfolio and ING Balanced Portfolio, Inc., respectively. The Complaint alleges that Enron Corp. ("Enron") transferred to the defendants, including the Subject Portfolios, over $1 billion in the aggregate for the purpose of prepaying certain commercial paper issued by Enron (the "Notes") and held by the defendants prior to the filing by Enron for

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2010 (CONTINUED)

NOTE 15 — LITIGATION (continued)

bankruptcy protection under Chapter 11 of Title 11 of the Bankruptcy Code (the "Bankruptcy Code").

The Complaint seeks to recover these transfers under the alternative but interrelated bankruptcy theories of preferential transfer and fraudulent conveyance. Although the Complaint does not specify the amount of each transfer in dispute, it appears that the sale of ING VP Balanced Portfolio, Inc. of $23,181,757 of the Notes on or about October 29, 2001, and the sale by ING VP Bond Portfolio of $24,963,125 of the Notes on or about October 29, 2001 are in dispute. The Complaint seeks to require the Subject Portfolios to repay to Enron the full amount of these transfers, in which event the Subject Portfolios would be granted unsecured claims against the Enron bankruptcy estate in the amounts of the repayments. If Enron proves up the elements of preferential transfer and/or fraudulent conveyance, these are strict liability theories of recovery.

On April 29, 2008, IIM and the Subject Portfolios joined a plenary motion for summary judgment filed by Goldman Sachs. In addition, a separate brief was filed on behalf of IIM asserting the defenses unique to the investment advisor defendants; that they were merely conduits. On June 29, 2009, the Bankruptcy Court ruled on the motion for summary judgment and held that the pre-payments made were not protected from avoidance by section 546(e) of the Bankruptcy Code and denied the summary judgment to the Subject Portfolios; however, the Bankruptcy Court granted the summary judgment to dismiss IIM.

The Subject Portfolios filed an interlocutory appeal of the Bankruptcy Court's denial of summary judgment with the United States District Court of Southern New York ("District Court"). On November 19, 2009, (prior to the Bankruptcy Court ruling on Enron's motion for summary judgment filed in September 2009) the District Court ruled in favor of the Subject Portfolios and the one other remaining defendant, agreeing with the Subject Portfolios' reliance on section 546(e) and reversing the Bankruptcy Court. The judge directed the Bankruptcy Court to enter summary judgment in favor of the Subject Portfolios and the remaining defendant, essentially dismissing the preference claim against them.

Enron appealed the District Court's ruling to the Second Circuit Court of Appeals (the "Court of Appeals) on April 16, 2010. An Oral Arguments hearing was held in November and a decision by the Court of Appeals could come during the second quarter of 2011.

NOTE 16 — SUBSEQUENT EVENTS.

On January 21, 2011, ING American Funds Growth-Income Portfolio merged into Growth and Income. In conjunction with the merger of ING American Funds Growth-Income Portfolio into Growth and Income, Growth and Income's Class ADV share' distribution fee is reduced via a side letter so that the total distribution fee paid is 0.20%.

The Portfolios have evaluated events occurring after the Statements of Assets and Liabilities date (subsequent events) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than the above, no such subsequent events were identified.

  SUMMARY PORTFOLIO OF INVESTMENTS
ING BALANCED PORTFOLIO   AS OF DECEMBER 31, 2010

Shares			Value	Percent of Net Assets
COMMON STOCK: 56.1%
	Consumer Discretionary: 6.2%
137,800		Comcast Corp. - Class A	$3,027,466	0.5
111,469		Wyndham Worldwide Corp.	3,339,611	0.5
		Other Securities	32,341,828	5.2
			38,708,905	6.2
	Consumer Staples: 4.4%
123,880		Coca-Cola Enterprises, Inc.	3,100,716	0.5
83,300		PepsiCo, Inc.	5,441,989	0.9
63,635		Procter & Gamble Co.	4,093,640	0.6
104,433		Wal-Mart Stores, Inc.	5,632,072	0.9
		Other Securities	9,203,466	1.5
			27,471,883	4.4
	Energy: 6.8%
101,616		Arch Coal, Inc.	3,562,657	0.6
133,532		ExxonMobil Corp.	9,763,860	1.5
48,149	S	National Oilwell Varco, Inc.	3,238,020	0.5
114,600		Royal Dutch Shell PLC - Class A	3,826,309	0.6
42,700		Schlumberger Ltd.	3,565,450	0.6
101,300	S	Suncor Energy, Inc.	3,878,777	0.6
		Other Securities	14,771,558	2.4
			42,606,631	6.8
	Financials: 9.6%
1,041,900	@	Citigroup, Inc.	4,928,187	0.8
71,750		Comerica, Inc.	3,030,720	0.5
11,642		Goldman Sachs Group, Inc.	1,957,719	0.3
151,157		JPMorgan Chase & Co.	6,412,080	1.0
198,533		Wells Fargo & Co.	6,152,538	1.0
		Other Securities	37,083,360	6.0
			59,564,604	9.6
	Health Care: 5.5%
108,198		AmerisourceBergen Corp.	3,691,716	0.6
116,384		Merck & Co., Inc.	4,194,479	0.7
266,871		Pfizer, Inc.	4,672,911	0.7
		Other Securities	21,882,450	3.5
			34,441,556	5.5
	Industrials: 6.5%
46,600		Fluor Corp.	3,087,716	0.5
183,300		General Electric Co.	3,352,557	0.5
24,802		Siemens AG	3,072,339	0.5
46,600	@	WABCO Holdings, Inc.	2,839,338	0.5
		Other Securities	28,335,987	4.5
			40,687,937	6.5

Shares			Value	Percent of Net Assets
	Information Technology: 9.8%
26,122	@,S	Apple, Inc.	$8,425,912	1.3
8,100	@	Google, Inc. - Class A	4,811,157	0.8
188,400		Intel Corp.	3,962,052	0.6
191,100		Jabil Circuit, Inc.	3,839,199	0.6
189,940	@	Marvell Technology Group Ltd.	3,523,387	0.6
260,532		Microsoft Corp.	7,274,027	1.2
114,866		Qualcomm, Inc.	5,684,718	0.9
44,900		Tokyo Electron Ltd.	2,826,958	0.5
		Other Securities	20,304,609	3.3
			60,652,019	9.8
	Materials: 3.9%
		Other Securities	24,071,604	3.9
	Telecommunication Services: 1.6%
82,700		Verizon Communications, Inc.	2,959,006	0.5
		Other Securities	6,946,362	1.1
			9,905,368	1.6
	Utilities: 1.8%
104,900		Fortum OYJ	3,164,146	0.5
187,200		Great Plains Energy, Inc.	3,629,808	0.6
		Other Securities	4,196,024	0.7
			10,989,978	1.8
		Total Common Stock ( Cost $316,958,124 )	349,100,485	56.1
REAL ESTATE INVESTMENT TRUSTS: 0.1%
	Financials: 0.1%
		Other Securities	593,741	0.1
		Total Real Estate Investment Trusts ( Cost $680,705 )	593,741	0.1
EXCHANGE-TRADED FUNDS: 5.1%
	Exchange-Traded Funds: 5.1%
77,000		iShares MSCI Emerging Markets Index Fund	3,666,740	0.6
578,000		Vanguard Emerging Markets ETF	27,830,700	4.5
		Total Exchange-Traded Funds ( Cost $27,591,858 )	31,497,440	5.1
PREFERRED STOCK: 0.1%
	Financials: 0.1%
		Other Securities	529,862	0.1
		Total Preferred Stock ( Cost $500,625 )	529,862	0.1

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
ING BALANCED PORTFOLIO   AS OF DECEMBER 31, 2010 (CONTINUED)

Notional Amount			Value	Percent of Net Assets
POSITIONS IN PURCHASED OPTIONS: 0.0%
	Foreign Currency Options: 0.0%
$2,500,000	@	Currency Option OTC - Morgan Stanley EUR Put vs USD Call Strike @ 1.296 (USD)-Exp 01/14/11	$4,170	0.0
2,400,000	@	Currency Option OTC - Morgan Stanley EUR Put vs USD Call Strike @ 1.310 (USD)-Exp 01/21/11	12,615	0.0
2,450,000	@	Currency Option OTC - Morgan Stanley EUR Put vs USD Call Strike @ 1.310 (USD)-Exp 01/21/11	12,878	0.0
9,800,000	@	Currency Option OTC - Morgan Stanley USD Put vs EUR Call Strike @ 1.405 (USD)-Exp 01/21/11	6,736	0.0
4,900,000	@	Currency Option OTC - Morgan Stanley JPY Put vs USD Call Strike @ 85.000 (JPY)-Exp 02/09/11	10,876	0.0
		Total Positions in Purchased Options ( Cost $387,345 )	47,275	0.0
Principal Amount			Value	Percent of Net Assets
CORPORATE BONDS/NOTES: 13.6%
	Consumer Discretionary: 1.8%
837,000	S	Comcast Corp., 5.900%-6.500%, due 03/15/16- 11/15/17	$960,128	0.2
88,000	#,S	COX Communications, Inc., 6.250%, due 06/01/18	98,432	0.0
97,000	#	COX Communications, Inc., 6.950%, due 06/01/38	108,253
797,000	#	Hyatt Hotels Corp., 6.875%, due 08/15/19	872,719	0.2
200,000	#	Myriad International Holding BV, 6.375%, due 07/28/17	210,480	0.0

Principal Amount			Value	Percent of Net Assets
$617,000	#	NBC Universal, Inc., 2.875%, due 04/01/16	$603,509
112,000	#	NBC Universal, Inc., 3.650%, due 04/30/15	114,992	0.2
416,000	#	NBC Universal, Inc., 5.150%, due 04/30/20	432,032
107,000	#	NBC Universal, Inc., 6.400%, due 04/30/40	114,018
450,000	#	QVC, Inc., 7.500%, due 10/01/19	475,875	0.1
170,000	#	Rent-A-Center, Inc., 6.625%, due 11/15/20	170,000	0.0
		Other Securities	6,903,131	1.1
			11,063,569	1.8
	Consumer Staples: 0.8%
459,000	#	JBS Finance II Ltd., 8.250%, due 01/29/18	463,590	0.0
495,000	&, #	ServiceMaster Co., 10.750%, due 07/15/15	532,125	0.1
525,000	#	Smithfield Foods, Inc., 10.000%, due 07/15/14	607,688	0.1
		Other Securities	3,679,465	0.6
			5,282,868	0.8
	Energy: 1.5%
610,000		Arch Coal, Inc., 8.750%, due 08/01/16	667,950	0.1
85,000	#	Consol Energy, Inc., 8.000%, due 04/01/17	90,950	0.1
335,000	#	Consol Energy, Inc., 8.250%, due 04/01/20	363,475
150,000	#	Gazprom Via Gaz Capital SA, 5.092%, due 11/29/15	154,500	0.0
312,000	#	KazMunaiGaz Finance Sub BV, 7.000%, due 05/05/20	326,040	0.1
170,000	#	Kinder Morgan Finance Co. LLC, 6.000%, due 01/15/18	167,875	0.0
256,000	#, L	Odebrecht Drilling Norbe VIII/IX Ltd., 6.350%, due 06/30/21	267,520	0.1
		Other Securities (a)	7,086,357	1.1
			9,124,667	1.5

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
ING BALANCED PORTFOLIO   AS OF DECEMBER 31, 2010 (CONTINUED)

Principal Amount				Value	Percent of Net Assets
		Financials: 4.6%
	$264,000	#	Banco Bradesco SA/Cayman Islands, 5.900%, due 01/16/21	$265,637	0.1
	213,000	#	Banco de Credito del Peru, 5.375%, due 09/16/20	210,870	0.0
	200,000	#	Banco Votorantim SA, 7.375%, due 01/21/20	211,760	0.0
	470,000	#	Barclays Bank PLC, 5.926%, due 09/29/49	423,000	0.1
	228,000	#	Barclays Bank PLC, 6.050%, due 12/04/17	234,211
	200,000	#	BM&FBovespa SA, 5.500%, due 07/16/20	204,513	0.0
	170,000	#	Celanese US Holdings LLC, 6.625%, due 10/15/18	175,950	0.0
EUR	2,559,000		Citibank Credit Card Issuance Trust, 5.375%, due 04/11/11	3,446,622	0.6
	$1,338,000	S	Citigroup, Inc., 4.587%-8.500%, due 09/15/14- 08/09/20	1,482,365	0.2
	322,000	#	Cooperatieve Centrale Raiffeisen- Boerenleenbank BA/Netherlands, 11.000%, due 12/29/49	417,410	0.1
	241,000	#	Corestates Capital Trust I, 8.000%, due 12/15/26	246,532	0.0
	161,000	#	Fibria Overseas Finance Ltd., 7.500%, due 05/04/20	169,855	0.0
	1,491,000	S	Goldman Sachs Group, Inc., 3.700%-6.250%, due 08/01/15- 03/15/20	1,584,177	0.3
	358,000	#	HSBC Finance Corp., 6.676%, due 01/15/21	362,337	0.1
	100,000	#	Hyundai Capital America, 3.750%, due 04/06/16	98,328	0.0

Principal Amount			Value	Percent of Net Assets
$92,000	#	Iberdrola Finance Ireland Ltd., 3.800%, due 09/11/14	$91,664	0.1
742,000	#	Iberdrola Finance Ireland Ltd., 5.000%, due 09/11/19	712,738
138,000	#	ICICI Bank Ltd., 5.750%, due 11/16/20	137,855	0.0
181,000	#	International Lease Finance Corp., 7.125%, due 09/01/18	193,218
53,000	#	International Lease Finance Corp., 8.625%, due 09/15/15	57,108	0.1
231,000		International Lease Finance Corp., 8.250%, due 12/15/20	238,219
455,000	S	JPMorgan Chase Bank NA, 4.400%-5.875%, due 06/13/16- 07/22/20	486,138	0.1
371,000	#	LBI Escrow Corp., 8.000%, due 11/01/17	411,346	0.1
280,000	#	Lukoil International Finance BV, 6.125%, due 11/09/20	281,736	0.1
487,000	#	Pacific Life Insurance Co., 9.250%, due 06/15/39	640,449	0.1
29,850	#	Power Receivable Finance, LLC, 6.290%, due 01/01/12	29,874	0.0
130,000	#	Reynolds Group DL Escrow, Inc./Reynolds Group Escrow LLC, 7.750%, due 10/15/16	138,125	0.0
138,000	#	Sinochem Overseas Capital Co., Ltd., 6.300%, due 11/12/40	142,125	0.0
100,000	#	Vnesheconombank Via VEB Finance Ltd., 6.902%, due 07/09/20	105,000	0.0
333,000	#	Voto-Votorantim Ltd., 6.750%, due 04/05/21	349,650	0.1
200,000	#	VTB Bank Via VTB Capital SA, 6.551%, due 10/13/20	197,500	0.0

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
ING BALANCED PORTFOLIO   AS OF DECEMBER 31, 2010 (CONTINUED)

Principal Amount			Value	Percent of Net Assets
	Financials (continued)
$218,000	#	Xstrata Finance Canada Ltd., 5.500%, due 11/16/11	$226,320	0.0
		Other Securities(a)	14,730,100	2.4
			28,702,732	4.6
	Health Care: 0.6%
155,000	#	Mylan, Inc./PA, 7.625%, due 07/15/17	165,656	0.1
100,000	#	Valeant Pharmaceuticals International, 7.000%, due 10/01/20	99,000	0.0
		Other Securities	3,242,721	0.5
			3,507,377	0.6
	Industrials: 0.5%
255,000	#	Bombardier, Inc., 7.500%, due 03/15/18	274,763	0.1
255,000	#	Bombardier, Inc., 7.750%, due 03/15/20	276,038
505,000	S	General Electric Co., 5.250%, due 12/06/17	546,242	0.1
203,000	#	Kazatomprom, 6.250%, due 05/20/15	216,195	0.1
270,000		Kazatomprom, 6.250%, due 05/20/15	287,550
317,000	#	SCF Capital Ltd., 5.375%, due 10/27/17	311,865	0.0
170,000	#	SPX Corp., 6.875%, due 09/01/17	181,475	0.0
		Other Securities	1,302,172	0.2
			3,396,300	0.5
	Information Technology: 0.5%
335,000	S	Jabil Circuit, Inc., 7.750%, due 07/15/16	377,713	0.1
544,000	#	Oracle Corp., 5.375%, due 07/15/40	552,907	0.1
		Other Securities	1,883,142	0.3
			2,813,762	0.5
	Materials: 1.2%
270,000	#, L	ALROSA Finance SA, 7.750%, due 11/03/20	284,513	0.0

Principal Amount			Value	Percent of Net Assets
$84,000	#	Celulosa Arauco y Constitucion S.A., 5.000%, due 01/21/21	$82,870	0.1
235,000		Celulosa Arauco y Constitucion S.A., 7.250%, due 07/29/19	270,884
287,000	#	Chevron Phillips Chemical Co. LLC, 7.000%, due 06/15/14	325,613	0.1
207,000	#	Chevron Phillips Chemical Co. LLC, 8.250%, due 06/15/19	250,080
215,000	#	Georgia-Pacific LLC, 5.400%, due 11/01/20	212,967	0.0
414,000	#	Gerdau Trade, Inc., 5.750%, due 01/30/21	417,105	0.1
303,000	#	Gold Fields Ltd., 4.875%, due 10/07/20	290,413	0.1
320,000	#	Inversiones CMPC SA, 6.125%, due 11/05/19	341,589	0.1
88,000	#, L	Sino-Forest Corp., 6.250%, due 10/21/17	89,210	0.0
		Other Securities	4,617,142	0.7
			7,182,386	1.2
	Telecommunication Services: 1.0%
477,000	#	Intelsat Subsidiary Holding Co., Ltd., 8.875%, due 01/15/15	490,118	0.1
250,000	#	Qtel International Finance Ltd., 3.375%, due 10/14/16	238,755	0.0
		Other Securities	5,698,167	0.9
			6,427,040	1.0
	Utilities: 1.1%
307,000	#,S,L	Allegheny Energy Supply Co. LLC, 5.750%, due 10/15/19	309,536	0.0
250,000	#	Calpine Corp., 7.500%, due 02/15/21	247,500	0.1
175,000	#	Calpine Corp., 7.875%, due 07/31/20	178,063
206,000	#	Duquesne Light Holdings, Inc., 6.400%, due 09/15/20	204,832	0.0

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
ING BALANCED PORTFOLIO   AS OF DECEMBER 31, 2010 (CONTINUED)

Principal Amount			Value	Percent of Net Assets
	Utilities (continued)
$232,000	#, L	E.CL SA, 5.625%, due 01/15/21	$230,993	0.0
222,000	#	EDP Finance BV, 4.900%, due 10/01/19	189,564	0.1
168,000	#	EDP Finance BV, 6.000%, due 02/02/18	157,246
333,000	#	Enel Finance International S.A., 6.000%, due 10/07/39	299,663	0.1
169,000	#	Enel Finance International S.A., 6.250%, due 09/15/17	184,836
210,861	#	Juniper Generation, LLC, 6.790%, due 12/31/14	198,895	0.0
		Other Securities	4,760,315	0.8
			6,961,443	1.1
		Total Corporate Bonds/Notes ( Cost $81,540,219 )	84,462,144	13.6
U.S. GOVERNMENT AGENCY OBLIGATIONS: 8.2%
	Federal Home Loan Mortgage Corporation##: 4.5%
3,957,000	W	4.000%, due 08/15/40	3,929,178
4,709,000	W	4.500%, due 02/15/40	4,826,725
3,938,603	S	5.000%, due 08/15/16- 02/15/35	4,181,038	4.5
6,191,712	S	5.500%, due 09/15/32- 07/15/37	6,627,314
3,118,000	W	6.000%, due 01/15/39	3,377,673
4,453,859	W,S, ^	4.866%-6.500%, due 11/01/28- 01/15/39	4,859,253
			27,801,181	4.5
	Federal National Mortgage Association##: 2.9%
3,868,000	W	5.000%, due 01/13/40	4,066,838
3,794,212	S	6.000%, due 06/01/16- 12/25/49	4,181,660	2.9
9,593,622	W,S	4.000%-7.500%, due 02/25/29- 09/01/40	10,129,261
			18,377,759	2.9

Principal Amount				Value	Percent of Net Assets
		Government National Mortgage Association: 0.8%
	$4,792,833	W,S	3.125%-7.500%, due 12/15/23- 10/20/60	$5,132,794	0.8
			Total U.S. Government Agency Obligations ( Cost $49,982,325 )	51,311,734	8.2
U.S. TREASURY OBLIGATIONS: 6.7%
		U.S. Treasury Notes: 6.7%
	7,411,000		0.625%, due 12/31/12	7,416,210
	4,667,000	L	0.750%, due 12/15/13	4,634,550
	4,047,000	L,S	2.250%, due 11/30/17	3,936,023
	4,459,000	L,S	2.500%, due 04/30/15	4,610,539	6.7
	4,549,000	L	2.625%, due 11/15/20	4,291,699
	3,928,000		3.375%, due 11/15/19	4,010,551
	7,823,000	S	3.875%, due 08/15/40	7,206,939
	5,451,000	L	1.250%-2.750%, due 08/31/15- 12/31/17	5,402,587
			Total U.S. Treasury Obligations ( Cost $41,719,998 )	41,509,098	6.7
ASSET-BACKED SECURITIES: 3.5%
		Credit Card Asset-Backed Securities: 2.9%
	6,673,000	S	Capital One Multi-Asset Execution Trust, 0.320%-5.750%, due 03/17/14- 07/15/20	6,933,936	1.1
	3,353,000	S	Citibank Credit Card Issuance Trust, 0.670%-6.950%, due 05/15/13- 04/22/15	3,522,386	0.6
EUR	3,064,000		MBNA Credit Card Master Note Trust, 5.600%, due 07/17/14	4,243,042	1.0
	$1,913,000	S	MBNA Credit Card Master Note Trust, 0.680%-6.800%, due 07/15/14- 07/15/15	1,954,879
	416,000	#	MBNA Master Credit Card Trust, 7.100%, due 09/15/13	422,651	0.1
			Other Securities	928,559	0.1
				18,005,453	2.9

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
ING BALANCED PORTFOLIO   AS OF DECEMBER 31, 2010 (CONTINUED)

Principal Amount			Value	Percent of Net Assets
	Home Equity Asset-Backed Securities: 0.0%
$		Other Securities	$123,288	0.0
	Other Asset-Backed Securities: 0.6%
496,347	#	Atrium CDO Corp., 0.622%, due 10/27/16	469,048	0.1
213,777	#	Callidus Debt Partners Fund Ltd., 0.786%, due 05/15/15	206,295	0.0
479,126	#,S	Carlyle High Yield Partners, 0.656%, due 08/11/16	448,784	0.1
459,000	#	Credit-Based Asset Servicing and Securitization, LLC, 5.746%, due 12/25/37	455,306	0.1
241,000	#	Credit-Based Asset Servicing and Securitization, LLC, 6.020%, due 12/25/37	207,552
230,981	#	First CLO Ltd., 0.638%, due 07/27/16	225,553	0.0
335,168	#	GSC Partners CDO Fund Ltd., 0.664%, due 11/20/16	320,923	0.1
		Other Securities	1,390,832	0.2
			3,724,293	0.6
		Total Asset-Backed Securities ( Cost $22,237,171 )	21,853,034	3.5
COLLATERALIZED MORTGAGE OBLIGATIONS: 4.9%
766,000	#	American General Mortgage Loan Trust, 5.750%, due 09/25/48	777,577	0.1
170,000	#	Banc of America Large Loan, Inc., 5.334%, due 12/16/43	175,920
240,000	#	Banc of America Large Loan, Inc., 5.721%, due 10/10/45	235,005	0.1
280,000	#	Banc of America Large Loan, Inc., 5.816%, due 10/10/45	272,861

Principal Amount			Value	Percent of Net Assets
$120,000	#	Bear Stearns Commercial Mortgage Securities, 6.500%, due 02/15/32	$118,466	0.0
160,000	S	Bear Stearns Commercial Mortgage Securities, 8.050%, due 10/15/32	163,629
28,825,535	#,S, ^	Citigroup/Deutsche Bank Commercial Mortgage Trust, 0.124%, due 12/11/49	260,831	0.1
110,000		Citigroup/Deutsche Bank Commercial Mortgage Trust, 5.222%, due 07/15/44	107,271
540,000	#	Commercial Mortgage Pass-Through Certificates, 5.449%, due 02/05/19	542,332
1,090,000	#	Commercial Mortgage Pass-through Certificates, 0.761%, due 07/16/34	1,087,892	0.3
180,000	S	Commercial Mortgage Pass-through Certificates, 5.815%, due 12/10/49	193,950
11,841,797	#, ^	Credit Suisse First Boston Mortgage Securities Corp., 0.143%, due 02/15/38	110,966	0.0
41,155,359	#, ^	Credit Suisse Mortgage Capital Certificates, 0.126%, due 09/15/40	268,374
380,000	#	Credit Suisse Mortgage Capital Certificates, 5.342%, due 12/15/43	396,433	0.2
360,000		Credit Suisse Mortgage Capital Certificates, 5.378%, due 08/12/48	374,506
170,000	#	DLJ Commercial Mortgage Corp., 7.225%, due 06/10/31	185,511	0.1
134,107		DLJ Commercial Mortgage Corp., 8.490%, due 06/10/33	134,024

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
ING BALANCED PORTFOLIO   AS OF DECEMBER 31, 2010 (CONTINUED)

Principal Amount			Value	Percent of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
$100,000	#	GE Capital Commercial Mortgage Corp., 6.024%, due 12/10/37	$102,858	0.0
17,454,460	#, ^	Greenwich Capital Commercial Funding Corp., 0.310%, due 03/10/39	236,831	0.6
3,255,000	S	Greenwich Capital Commercial Funding Corp., 5.190%-5.883%, due 04/10/37- 12/10/49	3,459,205
350,000	#	GS Mortgage Securities Corp. II, 6.055%, due 07/12/38	353,152	0.1
270,000	#	JPMorgan Chase Commercial Mortgage Securities Corp., 4.070%, due 11/15/43	257,295
300,000	#	JPMorgan Chase Commercial Mortgage Securities Corp., 5.716%, due 03/12/39	307,267	0.8
100,000	#	JPMorgan Chase Commercial Mortgage Securities Corp., 6.335%, due 07/12/37	96,840
72,704,249	S, ^	JPMorgan Mortgage Trust, 0.153%-5.989%, due 07/25/35- 02/15/51	4,296,574
11,019,381	#, ^	LB-UBS Commercial Mortgage Trust, 0.715%, due 11/15/38	295,152
240,000	#	LB-UBS Commercial Mortgage Trust, 5.350%, due 09/15/37	237,938	0.6
8,466,364	S, ^	LB-UBS Commercial Mortgage Trust, 0.175%-5.901%, due 12/15/29- 11/15/40	3,142,669
8,610,326	#, ^	Merrill Lynch Mortgage Trust, 0.554%, due 02/12/51	185,670	0.0

Principal Amount			Value	Percent of Net Assets
$90,000	#	Morgan Stanley Dean Witter Capital I, 6.979%, due 10/15/35	$90,644	0.0
200,000	#	Morgan Stanley Dean Witter Capital I, 7.280%, due 12/15/35	212,100
4,416,374	#, ^	RBSCF Trust, 1.004%, due 04/15/24	129,848
600,000	#	RBSCF Trust, 5.336%, due 05/16/47	585,590	0.2
320,000	#	RBSCF Trust, 5.420%, due 01/19/49	311,839
350,000	#	Vornado DP LLC, 5.280%, due 09/13/28	344,004	0.1
260,000	#	Vornado DP LLC, 6.356%, due 09/13/28	259,491
250,000	#	Wachovia Bank Commercial Mortgage Trust, 5.125%, due 08/15/35	252,967	0.2
1,190,000	S	Wachovia Bank Commercial Mortgage Trust, 5.308%-5.500%, due 12/15/43- 11/15/48	1,206,973
540,000	#	Wells Fargo Commercial Mortgage Trust, 4.393%, due 11/15/43	535,051	0.1
		Other Securities (d)	8,002,941	1.3
		Total Collateralized Mortgage Obligations ( Cost $29,893,755 )	30,308,447	4.9
MUNICIPAL BONDS: 0.1%
	Louisiana: 0.1%
		Other Securities	574,212	0.1
		Total Municipal Bonds ( Cost $574,835 )	574,212	0.1

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
ING BALANCED PORTFOLIO   AS OF DECEMBER 31, 2010 (CONTINUED)

Principal Amount				Value	Percent of Net Assets
OTHER BONDS: 3.2%
		Foreign Government Bonds: 3.2%
BRL	8,552,000		Brazil Notas do Tesouro Nacional Series F, 10.000%, due 01/01/14	$4,876,984	0.8
KRW	4,569,000,000		Korea Treasury Bond, 4.750%, due 12/10/11	4,094,853	0.6
ZAR	27,546,994		South Africa Government International Bond, 7.250%, due 01/15/20	3,956,217	0.6
$			Other Securities	7,311,093	1.2
			Total Other Bonds ( Cost $19,653,588 )	20,239,147	3.2
			Total Long-Term Investments ( Cost $591,720,548 )	632,026,619	101.6
Shares				Value	Percent of Net Assets
SHORT-TERM INVESTMENTS: 4.2%
		Mutual Funds: 1.3%
	8,327,000		Blackrock Liquidity Funds TempFund Portfolio - Class I	$8,327,000	1.3
			Total Mutual Funds ( Cost $8,327,000 )	8,327,000	1.3
		Securities Lending Collateralcc: 2.9%
	16,920,534		BNY Mellon Overnight Government Fund (1)	16,920,534	2.7
	1,627,156	R	BNY Institutional Cash Reserves Fund, Series B (1)(2)	1,301,725	0.2
			Total Securities Lending Collateral ( Cost $18,547,690 )	18,222,259	2.9
			Total Short-Term Investments ( Cost $26,874,690 )	26,549,259	4.2
			Total Investments in Securities ( Cost $618,595,238 ) *	$658,575,878	105.8
			Other Assets and Liabilities - Net	(36,381,855)	(5.8)
			Net Assets	$622,194,023	100.0

  "Other Securities" represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2010.

  The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

@  Non-income producing security

&  Payment-in-kind

#  Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, these securities have been determined to be liquid under the guidelines established by the Funds' Board of Directors/Trustees.

cc  Securities purchased with cash collateral for securities loaned.

(1)  Collateral received from brokers for securities lending was invested in these short-term investments.

(2)  On September 12, 2008, BNY established a separate sleeve of the Institutional Cash Reserves Fund (Series B) to hold certain Lehman Brothers defaulted debt obligations. The Portfolio's position in Series B is being fair valued daily. Please see the accompanying Notes to Financial Statements for additional details on securities lending.

##  On September 7, 2008, the Federal Housing Finance Agency placed the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation into conservatorship and the U.S. Treasury guaranteed the debt issued by those organizations.

W  Settlement is on a when-issued or delayed-delivery basis.

R  Restricted security

L  Loaned security, a portion or all of the security is on loan at December 31, 2010.

S  All or a portion of this security has been identified by the Fund to cover future collateral requirements for applicable futures, options, swaps, foreign currency contracts and/or when-issued or delayed-delivery securities.

^  Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. Principal amount shown represents the notional amount on which current interest is calculated. Payments of principal on the pool reduce the value of the interest only security.

BRL  Brazilian Real

EUR  EU Euro

KRW  South Korean Won

ZAR  South African Rand

(a)  The grouping contains securities in default.

(d)  The grouping contains Interest only securities.

*  Cost for federal income tax purposes is $623,622,651.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$47,472,635
Gross Unrealized Depreciation	(12,519,408)
Net Unrealized Appreciation	$34,953,227

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
ING BALANCED PORTFOLIO   AS OF DECEMBER 31, 2010 (CONTINUED)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2010 in valuing the Portfolio's assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/10
Asset Table
Investments, at value
Common Stock
Consumer Discretionary	$30,252,336	$8,456,569	$—	$38,708,905
Consumer Staples	21,704,034	5,767,849	—	27,471,883
Energy	32,743,414	9,863,217	—	42,606,631
Financials	36,607,359	22,957,245	—	59,564,604
Health Care	27,739,222	6,702,334	—	34,441,556
Industrials	29,289,884	11,398,053	—	40,687,937
Information Technology	52,273,838	8,378,181	—	60,652,019
Materials	14,764,066	9,307,538	—	24,071,604
Telecommunication Services	5,652,698	4,252,670	—	9,905,368
Utilities	5,766,876	5,223,102	—	10,989,978
Total Common Stock	256,793,727	92,306,758	—	349,100,485
Real Estate Investment Trusts	593,741	—	—	593,741
Exchange-Traded Funds	31,497,440	—	—	31,497,440
Preferred Stock	—	529,862	—	529,862
Positions In Purchased Options	—	47,275	—	47,275
Corporate Bonds/Notes	—	84,462,144	—	84,462,144
U.S. Government Agency Obligations	—	50,710,729	601,005	51,311,734
U.S. Treasury Obligations	—	41,509,098	—	41,509,098
Asset-Backed Securities	—	20,631,215	1,221,819	21,853,034
Collateralized Mortgage Obligations	—	30,308,447	—	30,308,447
Municipal Bonds	—	574,212	—	574,212
Foreign Government Bonds	—	20,239,147	—	20,239,147
Short-Term Investments	25,247,534	—	1,301,725	26,549,259
Total Investments, at value	$314,132,442	$341,318,887	$3,124,549	$658,575,878
Other Financial Instruments+:
Forward foreign currency contracts, at fair value		2,560,193	—	2,560,193
Futures	362,473	—	—	362,473
Swaps, at fair value	—	150,712	15,041	165,753
Total Assets	$314,494,915	$344,029,792	$3,139,590	$661,664,297
Liabilities Table
Other Financial Instruments+:
Forward foreign currency contracts, at fair value		$(2,568,076)	$—	$(2,568,076)
Futures	(175,742)	—	—	(175,742)
Swaps, at fair value	—	(770,321)	(7,381)	(777,702)
Written options, at fair value	—	(94,388)	—	(94,388)
Total Liabilities	$(175,742)	$(3,432,785)	$(7,381)	$(3,615,908)

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
ING BALANCED PORTFOLIO   AS OF DECEMBER 31, 2010 (CONTINUED)

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio's assets and liabilities during the period ended December 31, 2010:

	Beginning Balance 12/31/2009	Purchases	Sales	Accrued Discounts/ (Premiums)	Total Realized Gain/(Loss)	Total Unrealized Appreciation/ (Depreciation)	Transfers Into Level 3	Transfers Out of Level 3	Ending Balance 12/31/10
Asset Table
Investments, at value
Corporate Bonds/Notes	$192	$—	$—	$—	$—	$(192)	$—	$—	$—
U.S. Government Agency Obligations	—	623,391	—	209	—	(22,595)	—	—	601,005
Asset-Backed Securities	—	1,323,369	(123,553)	3,523	7,697	10,783	—	—	1,221,819
Short-Term Investments	1,301,725	—	—	—	—	—	—	—	1,301,725
Total Investments, at value	$1,301,917	$1,946,760	$(123,553)	$3,732	$7,697	$(12,004)	$—	$—	$3,124,549
Other Financial Instruments+:
Swaps, at fair value						15,041			15,041
Total Assets	$1,301,917	$1,946,760	$(123,553)	$3,732	$7,697	$3,037	$—	$—	$3,139,590
Liabilities Table
Other Financial Instruments+:
Swaps, at fair value						(7,381)			(7,381)
Total Liabilities	$—	$—	$—	$—	$—	$(7,381)	$—	$—	$(7,381)

As of December 31, 2010, total change in unrealized gain (loss) on Level 3 securities still held at year end and included in the change in net assets was $(4,292).

^  See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.

'+  Other Financial Instruments are derivatives not reflected in the Summary Portfolio of Investments and may include open forward foreign currency contracts, futures, swaps, and written options. Forward foreign currency contracts and futures are reported at their unrealized gain/loss at measurement date which represents the amount due to/from the Portfolio. Swaps and written options are reported at their market value at measurement date.

Transfers in or out of Level 3 represents either the beginning value (for transfers in), or the ending value (for transfers out) of any security or derivative instrument where a change in the pricing level occurred from the beginning to the end of the period. It is the policy of the Portfolio to recognize transfers at the end of the reporting period.

#  The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Portfolio's investments are categorized as Level 2 investments.

At December 31, 2010 the following forward foreign currency contracts were outstanding for the ING Balanced Portfolio:

Counterparty	Currency	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
BEST Direct Securities, LLC	Japanese Yen JPY 197,640,742	BUY	1/14/11	$2,393,000	$2,434,702	$41,702
BEST Direct Securities, LLC	Canadian Dollar CAD 349,474	BUY	1/14/11	348,000	351,382	3,382
BEST Direct Securities, LLC	EU Euro EUR 5,271,055	BUY	1/14/11	6,911,107	7,043,582	132,475
Charles Schwab	Japanese Yen JPY 126,248,049	BUY	1/14/11	1,513,000	1,555,228	42,228
Charles Schwab	Swiss Franc CHF 698,207	BUY	1/28/11	714,837	747,036	32,199
Citigroup, Inc.	Australian Dollar AUD 1,538,059	BUY	1/14/11	1,470,068	1,570,133	100,065
Citigroup, Inc.	Canadian Dollar CAD 9,866,440	BUY	1/14/11	9,652,190	9,920,301	268,111
Citigroup, Inc.	Canadian Dollar CAD 158,709	BUY	1/14/11	156,000	159,576	3,576
Citigroup, Inc.	EU Euro EUR 1,834,486	BUY	1/14/11	2,405,000	2,451,379	46,379
Citigroup, Inc.	EU Euro EUR 1,832,312	BUY	1/14/11	2,407,000	2,448,473	41,473
Citigroup, Inc.	EU Euro EUR 1,811,823	BUY	1/14/11	2,406,000	2,421,095	15,095
See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
ING BALANCED PORTFOLIO   AS OF DECEMBER 31, 2010 (CONTINUED)

Counterparty	Currency	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
Citigroup, Inc.	Japanese Yen JPY 122,155,721	BUY	1/14/11	$1,464,000	$1,504,815	$40,815
Citigroup, Inc.	Japanese Yen JPY 55,962,866	BUY	1/14/11	678,000	689,397	11,397
Citigroup, Inc.	Japanese Yen JPY 239,944,262	BUY	1/14/11	2,943,000	2,955,831	12,831
Citigroup, Inc.	South Korean Won KRW 459,093,000	BUY	1/28/11	398,000	403,842	5,842
Citigroup, Inc.	Mexican Peso MXN 17,002,598	BUY	1/14/11	1,368,000	1,375,418	7,418
Citigroup, Inc.	Mexican Peso MXN 8,183,190	BUY	1/14/11	662,000	661,976	(24)
Citigroup, Inc.	Swedish Krona SEK 15,941,456	BUY	1/28/11	2,309,975	2,367,990	58,015
Credit Suisse First Boston	Canadian Dollar CAD 496,977	BUY	1/14/11	497,000	499,690	2,690
Credit Suisse First Boston	EU Euro EUR 1,318,883	BUY	1/14/11	1,764,000	1,762,392	(1,608)
Credit Suisse First Boston	EU Euro EUR 114,248	BUY	1/14/11	151,000	152,666	1,666
Credit Suisse First Boston	British Pound GBP 724,788	BUY	1/28/11	1,143,000	1,129,763	(13,237)
Credit Suisse First Boston	British Pound GBP 627,301	BUY	1/28/11	968,000	977,806	9,806
Credit Suisse First Boston	New Zealand Dollar NZD 1,057,892	BUY	1/14/11	798,000	823,328	25,328
Credit Suisse First Boston	Swedish Krona SEK 1,171,643	BUY	1/28/11	172,000	174,039	2,039
Deutsche Bank AG	Australian Dollar AUD 1,623,768	BUY	1/14/11	1,644,000	1,657,629	13,629
Deutsche Bank AG	Canadian Dollar CAD 1,237,794	BUY	1/14/11	1,233,000	1,244,551	11,551
Deutsche Bank AG	Canadian Dollar CAD 428,910	BUY	1/14/11	425,000	431,251	6,251
Deutsche Bank AG	EU Euro EUR 462,446	BUY	1/14/11	612,000	617,955	5,955
Deutsche Bank AG	EU Euro EUR 1,103,026	BUY	1/14/11	1,480,000	1,473,947	(6,053)
Deutsche Bank AG	British Pound GBP 5,011,120	BUY	1/28/11	7,884,386	7,811,080	(73,306)
Deutsche Bank AG	Mexican Peso MXN 8,242,442	BUY	1/14/11	665,000	666,769	1,769
Deutsche Bank AG	Norwegian Krone NOK 8,926,280	BUY	1/28/11	1,492,476	1,527,614	35,138
Deutsche Bank AG	New Zealand Dollar NZD 1,556,526	BUY	1/14/11	1,188,000	1,211,400	23,400
HSBC	Australian Dollar AUD 2,010,520	BUY	1/14/11	1,960,000	2,052,446	92,446
HSBC	EU Euro EUR 1,836,722	BUY	1/14/11	2,407,000	2,454,366	47,366
HSBC	Mexican Peso MXN 15,117,385	BUY	1/14/11	1,219,000	1,222,914	3,914
HSBC	Singapore Dollar SGD 2,746,292	BUY	1/28/11	2,102,827	2,140,033	37,206
Credit Suisse First Boston	Swiss Franc CHF 821,078	BUY	1/28/11	855,000	878,500	23,500
Credit Suisse First Boston	South Korean Won KRW 532,450,000	BUY	1/28/11	463,000	468,371	5,371
Credit Suisse First Boston	Swedish Krona SEK 267,451	BUY	1/28/11	39,000	39,728	728
Credit Suisse First Boston	EU Euro EUR 3,681,008	BUY	1/14/11	4,814,000	4,918,841	104,841
Credit Suisse First Boston	Japanese Yen JPY 39,073,554	BUY	1/14/11	468,000	481,340	13,340
Credit Suisse First Boston	Japanese Yen JPY 518,434,872	BUY	1/14/11	6,155,999	6,386,508	230,509
JPMorgan Chase & Co.	Australian Dollar AUD 790,164	BUY	1/14/11	776,000	806,641	30,641
JPMorgan Chase & Co.	Canadian Dollar CAD 100,476	BUY	1/14/11	100,000	101,024	1,024

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
ING BALANCED PORTFOLIO   AS OF DECEMBER 31, 2010 (CONTINUED)

Counterparty	Currency	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
JPMorgan Chase & Co.	Swiss Franc CHF 298,800	BUY	1/28/11	$309,000	$319,697	$10,697
JPMorgan Chase & Co.	Japanese Yen JPY 23,563,540	BUY	1/14/11	280,000	290,275	10,275
JPMorgan Chase & Co.	Japanese Yen JPY 53,502,000	BUY	1/14/11	639,000	659,082	20,082
JPMorgan Chase & Co.	South Korean Won KRW 168,021,000	BUY	1/28/11	147,000	147,800	800
JPMorgan Chase & Co.	Mexican Peso MXN 12,402	BUY	1/14/11	1,000	1,003	3
JPMorgan Chase & Co.	New Zealand Dollar NZD 513,456	BUY	1/14/11	391,000	399,608	8,608
JPMorgan Chase & Co.	Swedish Krona SEK 3,515,181	BUY	1/28/11	513,000	522,155	9,155
Morgan Stanley	Australian Dollar AUD 1,610,439	BUY	1/14/11	1,577,000	1,644,022	67,022
Morgan Stanley	Australian Dollar AUD 1,037,954	BUY	1/14/11	1,019,000	1,059,599	40,599
Morgan Stanley	Australian Dollar AUD 1,836,016	BUY	1/14/11	1,825,000	1,874,303	49,303
Morgan Stanley	Australian Dollar AUD 245,269	BUY	1/14/11	244,000	250,384	6,384
Credit Suisse First Boston	Australian Dollar AUD 1,063,598	BUY	1/14/11	1,066,333	1,085,778	19,445
Morgan Stanley	Australian Dollar AUD 1,062,806	BUY	1/14/11	1,066,333	1,084,969	18,636
Morgan Stanley	Canadian Dollar CAD 807,219	BUY	1/14/11	803,000	811,626	8,626
Morgan Stanley	Canadian Dollar CAD 542,153	BUY	1/14/11	537,000	545,113	8,113
Morgan Stanley	Swiss Franc CHF 494,615	BUY	1/28/11	529,000	529,206	206
Morgan Stanley	Danish Krone DKK 2,787,869	BUY	1/28/11	496,710	499,756	3,046
Morgan Stanley	EU Euro EUR 1,873,863	BUY	1/14/11	2,451,468	2,503,997	52,529
Morgan Stanley	EU Euro EUR 1,859,478	BUY	1/14/11	2,440,000	2,484,775	44,775
Morgan Stanley	EU Euro EUR 1,835,523	BUY	1/14/11	2,405,000	2,452,765	47,765
Morgan Stanley	EU Euro EUR 1,082,149	BUY	1/14/11	1,432,000	1,446,049	14,049
Morgan Stanley	EU Euro EUR 1,345,993	BUY	1/14/11	1,780,000	1,798,617	18,617
Morgan Stanley	British Pound GBP 699,438	BUY	1/28/11	1,075,000	1,090,249	15,249
Morgan Stanley	Indonesian Rupiah IDR 8,951,290,000	BUY	1/14/11	982,794	991,284	8,490
Morgan Stanley	Indian Rupee INR 130,780,440	BUY	1/14/11	2,817,937	2,917,242	99,305
Morgan Stanley	Japanese Yen JPY 98,254,044	BUY	1/14/11	1,187,000	1,210,374	23,374
Morgan Stanley	Japanese Yen JPY 98,240,987	BUY	1/14/11	1,187,000	1,210,213	23,213
Morgan Stanley	South Korean Won KRW 279,600,000	BUY	1/28/11	240,000	245,951	5,951
Morgan Stanley	South Korean Won KRW 500,976,800	BUY	1/28/11	437,000	440,685	3,685
Morgan Stanley	South Korean Won KRW 328,626,300	BUY	1/28/11	291,000	289,077	(1,923)
Morgan Stanley	Mexican Peso MXN 11,736,256	BUY	1/14/11	952,000	949,399	(2,601)
Morgan Stanley	Norwegian Krone NOK 3,045,230	BUY	1/28/11	509,000	521,151	12,151
Morgan Stanley	Norwegian Krone NOK 5,693,257	BUY	1/28/11	955,000	974,325	19,325
Morgan Stanley	New Zealand Dollar NZD 4,261,911	BUY	1/14/11	3,175,000	3,316,924	141,924
Morgan Stanley	New Zealand Dollar NZD 1,347,602	BUY	1/14/11	1,007,000	1,048,801	41,801

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
ING BALANCED PORTFOLIO   AS OF DECEMBER 31, 2010 (CONTINUED)

Counterparty	Currency	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
Morgan Stanley	Philippine Peso PHP 85,606,910	BUY	1/28/11	$1,954,139	$1,954,674	$535
Morgan Stanley	Swedish Krona SEK 453,201	BUY	1/28/11	66,000	67,320	1,320
Morgan Stanley	Australian Dollar AUD 1,063,014	BUY	1/14/11	1,066,333	1,085,182	18,849
UBS Warburg LLC	Japanese Yen JPY 117,123,119	BUY	1/14/11	1,389,000	1,442,819	53,819
UBS Warburg LLC	Japanese Yen JPY 75,889,914	BUY	1/14/11	908,000	934,874	26,874
						$2,448,959
BEST Direct Securities, LLC	Mexican Peso MXN 3,131,748	SELL	1/14/11	253,000	253,341	(341)
BEST Direct Securities, LLC	EU Euro EUR 1,832,957	SELL	1/14/11	2,407,000	2,449,335	(42,335)
BEST Direct Securities, LLC	EU Euro EUR 1,835,653	SELL	1/14/11	2,407,000	2,452,938	(45,938)
BEST Direct Securities, LLC	EU Euro EUR 1,837,841	SELL	1/14/11	2,407,000	2,455,862	(48,862)
BEST Direct Securities, LLC	South African Rand ZAR 15,831,114	SELL	1/14/11	2,231,998	2,398,045	(166,047)
BEST Direct Securities, LLC	New Zealand Dollar NZD 2,436,278	SELL	1/14/11	1,813,000	1,896,086	(83,086)
BEST Direct Securities, LLC	EU Euro EUR 1,852,440	SELL	1/14/11	2,405,000	2,475,370	(70,370)
BEST Direct Securities, LLC	EU Euro EUR 1,296,833	SELL	1/14/11	1,700,333	1,732,926	(32,593)
BEST Direct Securities, LLC	EU Euro EUR 1,882,469	SELL	1/14/11	2,466,000	2,515,497	(49,497)
BEST Direct Securities, LLC	Australian Dollar AUD 586,739	SELL	1/14/11	562,000	598,974	(36,974)
Charles Schwab	Japanese Yen JPY 96,277,250	SELL	1/14/11	1,148,000	1,186,022	(38,022)
Charles Schwab	Brazilian Real BRL 4,276,409	SELL	1/28/11	2,483,252	2,559,036	(75,784)
Charles Schwab	Brazilian Real BRL 4,016,962	SELL	1/28/11	2,332,595	2,403,781	(71,186)
Charles Schwab	South Korean Won KRW 2,199,881,979	SELL	1/28/11	1,923,394	1,935,131	(11,737)
Citigroup, Inc.	Mexican Peso MXN 18,973,176	SELL	1/14/11	1,508,022	1,534,827	(26,805)
Citigroup, Inc.	Mexican Peso MXN 9,034,989	SELL	1/14/11	716,000	730,881	(14,881)
Citigroup, Inc.	Mexican Peso MXN 4,944,966	SELL	1/14/11	393,035	400,021	(6,986)
Citigroup, Inc.	EU Euro EUR 479,670	SELL	1/14/11	639,000	640,971	(1,971)
Citigroup, Inc.	New Zealand Dollar NZD 814,463	SELL	1/14/11	619,000	633,873	(14,873)
Citigroup, Inc.	British Pound GBP 28,956	SELL	1/28/11	45,000	45,135	(135)
Citigroup, Inc.	Mexican Peso MXN 9,193,370	SELL	1/14/11	736,000	743,694	(7,694)
Citigroup, Inc.	New Zealand Dollar NZD 1,434,448	SELL	1/14/11	1,072,000	1,114,018	(42,018)
Citigroup, Inc.	Mexican Peso MXN 9,213,591	SELL	1/14/11	740,000	745,329	(5,329)
Citigroup, Inc.	Australian Dollar AUD 1,689,715	SELL	1/14/11	1,715,000	1,724,951	(9,951)
Citigroup, Inc.	Canadian Dollar CAD 839,018	SELL	1/14/11	839,000	843,599	(4,599)
Citigroup, Inc.	Swedish Krona SEK 3,638,975	SELL	1/28/11	539,000	540,544	(1,544)
Credit Suisse First Boston	South Korean Won KRW 157,734,000	SELL	1/28/11	138,000	138,751	(751)
Credit Suisse First Boston	Japanese Yen JPY 164,563,440	SELL	1/14/11	1,966,000	2,027,228	(61,228)
Credit Suisse First Boston	Norwegian Krone NOK 2,878,542	SELL	1/28/11	487,000	492,624	(5,624)

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
ING BALANCED PORTFOLIO   AS OF DECEMBER 31, 2010 (CONTINUED)

Counterparty	Currency	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
Credit Suisse First Boston	Swiss Franc CHF 307,950	SELL	1/28/11	$321,000	$329,487	$(8,487)
Credit Suisse First Boston	New Zealand Dollar NZD 1,418,506	SELL	1/14/11	1,064,000	1,103,983	(39,983)
Credit Suisse First Boston	British Pound GBP 1,590,674	SELL	1/28/11	2,470,000	2,479,462	(9,462)
Credit Suisse First Boston	Swiss Franc CHF 2,397,967	SELL	1/28/11	2,470,000	2,565,670	(95,670)
Credit Suisse First Boston	Japanese Yen JPY 181,433,333	SELL	1/14/11	2,211,000	2,235,045	(24,045)
Credit Suisse First Boston	EU Euro EUR 1,200,778	SELL	1/14/11	1,577,000	1,604,570	(27,570)
Credit Suisse First Boston	British Pound GBP 431,891	SELL	1/28/11	666,000	673,209	(7,209)
Deutsche Bank AG	EU Euro EUR 1,845,706	SELL	1/14/11	2,447,000	2,466,372	(19,372)
Deutsche Bank AG	Japanese Yen JPY 76,280,808	SELL	1/14/11	908,000	939,690	(31,690)
Deutsche Bank AG	New Zealand Dollar NZD 413,306	SELL	1/14/11	309,000	321,664	(12,664)
Deutsche Bank AG	New Zealand Dollar NZD 316,160	SELL	1/14/11	236,000	246,058	(10,058)
Deutsche Bank AG	Norwegian Krone NOK 4,940,045	SELL	1/28/11	833,000	845,423	(12,423)
Deutsche Bank AG	British Pound GBP 424,749	SELL	1/28/11	674,000	662,078	11,922
Deutsche Bank AG	New Zealand Dollar NZD 1,075,447	SELL	1/14/11	812,000	836,990	(24,990)
Deutsche Bank AG	New Zealand Dollar NZD 981,718	SELL	1/14/11	723,000	764,043	(41,043)
Deutsche Bank AG	Swiss Franc CHF 487,351	SELL	1/28/11	513,000	521,433	(8,433)
HSBC	South African Rand ZAR 10,973,074	SELL	1/14/11	1,531,290	1,662,165	(130,875)
HSBC	Canadian Dollar CAD 1,236,006	SELL	1/14/11	1,202,000	1,242,753	(40,753)
HSBC	EU Euro EUR 1,840,144	SELL	1/14/11	2,407,000	2,458,939	(51,939)
HSBC	Mexican Peso MXN 14,701,439	SELL	1/14/11	1,178,000	1,189,266	(11,266)
Credit Suisse First Boston	Swedish Krona SEK 2,733,412	SELL	1/28/11	400,000	406,029	(6,029)
Credit Suisse First Boston	British Pound GBP 789,009	SELL	1/28/11	1,215,000	1,229,867	(14,867)
Credit Suisse First Boston	British Pound GBP 540,017	SELL	1/28/11	830,000	841,751	(11,751)
Credit Suisse First Boston	British Pound GBP 1,596,472	SELL	1/28/11	2,471,000	2,488,499	(17,499)
Credit Suisse First Boston	British Pound GBP 1,597,930	SELL	1/28/11	2,471,000	2,490,772	(19,772)
Credit Suisse First Boston	New Zealand Dollar NZD 1,371,275	SELL	1/14/11	1,018,613	1,067,224	(48,611)
JPMorgan Chase & Co.	Japanese Yen JPY 19,279,464	SELL	1/14/11	229,000	237,500	(8,500)
JPMorgan Chase & Co.	Japanese Yen JPY 30,825,780	SELL	1/14/11	372,000	379,737	(7,737)
JPMorgan Chase & Co.	Japanese Yen JPY 79,611,760	SELL	1/14/11	956,000	980,723	(24,723)
JPMorgan Chase & Co.	Swedish Krona SEK 315,448	SELL	1/28/11	46,000	46,858	(858)
JPMorgan Chase & Co.	Australian Dollar AUD 37,648	SELL	1/14/11	37,000	38,433	(1,433)
Morgan Stanley	EU Euro EUR 1,625,083	SELL	1/14/11	2,158,320	2,171,559	(13,239)
Morgan Stanley	Canadian Dollar CAD 1,582,730	SELL	1/14/11	1,551,000	1,591,371	(40,371)
Morgan Stanley	Canadian Dollar CAD 2,509,201	SELL	1/14/11	2,440,000	2,522,899	(82,899)
Morgan Stanley	Australian Dollar AUD 2,003,414	SELL	1/14/11	1,913,000	2,045,192	(132,192)

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
ING BALANCED PORTFOLIO   AS OF DECEMBER 31, 2010 (CONTINUED)

Counterparty	Currency	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
Morgan Stanley	Australian Dollar AUD 780,096	SELL	1/14/11	$751,000	$796,364	$(45,364)
Morgan Stanley	EU Euro EUR 761,803	SELL	1/14/11	1,007,000	1,017,979	(10,979)
Morgan Stanley	Australian Dollar AUD 760,844	SELL	1/14/11	750,000	776,710	(26,710)
Morgan Stanley	EU Euro EUR 527,821	SELL	1/14/11	701,000	705,314	(4,314)
Morgan Stanley	New Zealand Dollar NZD 600,173	SELL	1/14/11	454,000	467,098	(13,098)
Morgan Stanley	Canadian Dollar CAD 1,425,211	SELL	1/14/11	1,409,000	1,432,991	(23,991)
Morgan Stanley	New Zealand Dollar NZD 1,087,634	SELL	1/14/11	812,000	846,474	(34,474)
Morgan Stanley	South Korean Won KRW 524,086,200	SELL	1/28/11	459,000	461,013	(2,013)
Morgan Stanley	Canadian Dollar CAD 281,882	SELL	1/14/11	280,000	283,420	(3,420)
Morgan Stanley	Canadian Dollar CAD 2,497,975	SELL	1/14/11	2,470,000	2,511,612	(41,612)
Morgan Stanley	Mexican Peso MXN 25,241,934	SELL	1/14/11	2,026,000	2,041,935	(15,935)
Morgan Stanley	EU Euro EUR 562,912	SELL	1/14/11	737,000	752,205	(15,205)
Morgan Stanley	Canadian Dollar CAD 731,912	SELL	1/14/11	726,000	735,907	(9,907)
Morgan Stanley	EU Euro EUR 1,281,649	SELL	1/14/11	1,685,000	1,712,636	(27,636)
Morgan Stanley	EU Euro EUR 1,281,688	SELL	1/14/11	1,685,000	1,712,688	(27,688)
Morgan Stanley	EU Euro EUR 1,281,454	SELL	1/14/11	1,685,000	1,712,375	(27,375)
Morgan Stanley	New Zealand Dollar NZD 941,989	SELL	1/14/11	705,000	733,124	(28,124)
Morgan Stanley	Canadian Dollar CAD 332,836	SELL	1/14/11	333,000	334,653	(1,653)
Morgan Stanley	EU Euro EUR 1,150,665	SELL	1/14/11	1,508,000	1,537,605	(29,605)
UBS Warburg LLC	Australian Dollar AUD 1,325,995	SELL	1/14/11	1,289,000	1,353,647	(64,647)
UBS Warburg LLC	EU Euro EUR 313,887	SELL	1/14/11	420,000	419,440	560
						$(2,456,842)

ING Balanced Portfolio Open Futures Contracts on December 31, 2010:

Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
Australia 10-Year Bond	14	03/15/11	$1,479,198	$6,076
Australia 3-Year Bond	20	03/15/11	2,084,835	26
Canada 10-Year Bond	16	03/22/11	1,972,202	4,294
Euro-Bund	124	03/08/11	20,764,155	3,183
Euro-Schatz	185	03/08/11	26,947,904	(3,029)
Japan 10-Year Bond (TSE)	6	03/10/11	10,391,181	43,292
Long Gilt	39	03/29/11	7,265,529	(63,896)
Short Gilt	13	03/29/11	2,214,297	(7,713)
U.S. Treasury 2-Year Note	45	03/31/11	9,850,782	8,607
U.S. Treasury 5-Year Note	24	03/31/11	2,825,250	(35,357)
U.S. Treasury Long Bond	5	03/22/11	610,625	(21,106)
U.S. Treasury Ultra Long Bond	14	03/22/11	1,779,313	(20,980)
			$88,185,271	$(86,603)

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
ING BALANCED PORTFOLIO   AS OF DECEMBER 31, 2010 (CONTINUED)

Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Short Contracts
Euro-Bobl 5-Year	95	03/08/11	$15,079,043	$19,262
Medium Gilt	24	03/29/11	4,315,435	32,193
U.S. Treasury 2-Year Note	52	03/31/11	11,383,126	6,369
U.S. Treasury 5-Year Note	31	03/31/11	3,649,281	55,868
U.S. Treasury 10-Year Note	55	03/22/11	6,624,062	(23,661)
U.S. Treasury Long Bond	60	03/22/11	7,327,500	183,303
			$48,378,447	$273,334

ING Balanced Portfolio Credit Default Swap Agreements Outstanding on December 31, 2010:

Credit Default Swaps on Corporate and Sovereign Issues — Buy Protection(1)

Counterparty	Reference Entity/Obligation	Buy/Sell Protection	(Pay)/ Receive Fixed Rate (%)	Termination Date	Notional Amount(4)		Fair Value(5)	Upfront Premium Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Citigroup, Inc.	MBIA Inc. 6.625%, 10/01/28	Buy	(5.000)	09/20/13	USD	140,000	$14,083	$25,745	$(11,662)
Citigroup, Inc.	MBIA Inc. 6.625%, 10/01/28	Buy	(5.000)	09/20/13	USD	284,000	28,570	50,122	(21,552)
JPMorgan Chase & Co.	MBIA Inc. 6.625%, 10/01/28	Buy	(5.000)	09/20/13	USD	959,000	96,474	92,107	4,367
							$139,127	$167,974	$(28,847)

Credit Default Swaps on Corporate and Sovereign Issues — Sell Protection(2)

Counterparty	Reference Entity/Obligation	Buy/Sell Protection	(Pay)/ Receive Fixed Rate (%)	Termination Date	Implied Credit Spread at 12/31/10 (%)(3)	Notional Amount(4)		Fair Value(5)	Upfront Premium Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Citigroup, Inc.	MBIA Global Funding LLC	Sell	5.000	09/20/13	27.381	USD	139,000	$(56,683)	$(28,441)	$(28,242)
Citigroup, Inc.	MBIA Global Funding LLC	Sell	5.000	09/20/13	27.381	USD	284,000	(115,813)	(63,390)	(52,423)
Goldman Sachs & Co.	MBIA Global Funding LLC	Sell	5.000	09/20/13	27.381	USD	241,000	(98,277)	(48,686)	(49,591)
JPMorgan Chase & Co.	MBIA Global Funding LLC	Sell	5.000	09/20/13	27.381	USD	480,000	(195,740)	(48,663)	(147,077)
								$(466,513)	$(189,180)	$(277,333)

(1)  If a Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Portfolio will either 1.) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or 2.) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)  If the Portfolio is a seller of protection, and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will generally either 1.) Pay to the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations, or underlying securities comprising a referenced index or 2.) Pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising a referenced index.

(3)  Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements on corporate issues or sovereign issues are disclosed in each Portfolio's Portfolio of Investment and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swaps on asset-backed securities or credit indices, the quoted fair prices and resulting fair values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing fair values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)  The maximum amount of future payments (undiscounted) that a Portfolio as a seller of protection could be required to make or receive as a buyer of credit protection under a credit default swap agreement would be an amount equal to the notional amount of the agreement.

(5)  The fair values for credit default swap agreements serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. Increasing fair values, in absolute terms, when compared to the notional amount of the agreement, represent a deterioration of the referenced obligation's credit soundness and a greater likelihood or risk of default or other credit event occurring.

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
ING BALANCED PORTFOLIO   AS OF DECEMBER 31, 2010 (CONTINUED)

ING Balanced Portfolio Interest Rate Swap Agreements Outstanding on December 31, 2010:

	Termination Date	Notional Amount		Fair Value	Upfront Premium Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Receive a fixed rate equal to 2.056% and pay a floating rate based on 3-month CAD-BA-CDOR Counterparty: Citigroup, Inc.	07/28/13	CAD	6,000,000	$11,585	$—	$11,585
Receive a fixed rate equal to 1.803% and pay a floating rate based on 6-month CAD-BA-CDOR Counterparty: Deutsche Bank AG	09/21/13	CAD	5,000,000	(29,090)	—	(29,090)
Pay a fixed rate equal to 4.140% and receive a floating rate based on the 6-month Tasa Nominal Anual Promedio (TNA) Counterparty: Deutsche Bank AG	10/19/12	CLP	937,955,000	15,041	—	15,041
Receive a fixed rate equal to 5.800% and pay a floating rate based on 28-day MXN-TIIE-BANXICO Counterparty: Citigroup, Inc.	07/17/15	MXN	15,020,000	(31,312)	—	(31,312)
Receive a fixed rate equal to 6.225% and pay a floating rate based on 28-day MXN-TIIE-BANXICO Counterparty: Citigroup, Inc.	07/17/15	MXN	23,000,000	(15,416)	—	(15,416)
Receive a fixed rate equal to 5.950% and pay a floating rate based on 28-day MXN-TIIE-BANXICO Counterparty: Deutsche Bank AG	11/12/15	MXN	12,187,000	(24,568)	—	(24,568)
Pay a fixed rate equal to 3.478% and receive a floating rate based on the 3-month USD-LIBOR-BBA Counterparty: Citigroup, Inc.	05/11/20	USD	6,583,000	(114,693)	—	(114,693)
Pay a fixed rate equal to 2.870% and receive a floating rate based on the 3-month USD-LIBOR-BBA Counterparty: Credit Suisse First Boston	12/24/17	USD	5,000,000	(22,061)	—	(22,061)
Pay a fixed rate equal to 3.444% and receive a floating rate based on the 3-month USD-LIBOR-BBA Counterparty: Credit Suisse First Boston	12/24/20	USD	9,000,000	(66,668)	—	(66,668)
				$(277,182)	$—	$(277,182)

ING Balanced Portfolio Cross-Currency Inflation-Linked Swap Agreements Outstanding on December 31, 2010:

Counterparty	Notional Amount on Fixed Rate (Currency Received)	Notional Amount on Floating Rate (Currency Delivered)		Floating Rate	Fixed Rate	Termination Date	Fair Value	Upfront Payment Paid (Received)	Unrealized Appreciation
Deutsche Bank AG	U.F. 43,910	CLP	937,955,000	6-month Tasa Nominal Anual Promedio (TNA)	0.88%	10/19/12	$(7,381)	$—	$(7,381)
							$(7,381)	$—	$(7,381)

Unidad de Fomento (U.F.). A Chilean currency unit indexed according to inflation. The index is calculated on a monthly basis effective on the 10th day of the current month until the 9th day of the following month, with the value of the U.F. adjusted daily.

ING Balanced Portfolio Written Currency Options Outstanding on December 31, 2010:

Foreign Currency Options

Description	Counterparty	Exercise Price	Expiration Date	Notional Amount		Premiums Received	Fair Value
Currency Option OTC EUR Call vs USD Put	Morgan Stanley	1.360	01/14/11	USD	2,500,000	$11,875	$(8,698)
Currency Option OTC EUR Call vs USD Put	Morgan Stanley	1.360	01/21/11	USD	2,400,000	16,080	(13,318)
Currency Option OTC EUR Call vs USD Put	Morgan Stanley	1.375	01/21/11	USD	2,450,000	12,250	(7,213)
Currency Option OTC EUR Call vs USD Put	Morgan Stanley	1.450	01/21/11	USD	19,600,000	222,460	(1,257)
Currency Option OTC JPY Call vs USD Put	Morgan Stanley	81.000	02/09/11	USD	4,900,000	30,870	(63,902)
						$293,535	$(94,388)

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
ING BALANCED PORTFOLIO   AS OF DECEMBER 31, 2010 (CONTINUED)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2010 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Foreign exchange contracts	Investments in securities at value*	$47,275
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	2,560,193
Credit contracts	Swaps, at fair value	139,127
Interest rate contracts	Swaps, at fair value	26,626
Interest rate contracts	Net Assets — Unrealized appreciation**	362,473
Total Asset Derivatives		$3,135,694
Liability Derivatives
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$2,568,076
Credit contracts	Swaps, at fair value	466,513
Interest rate contracts	Swaps, at fair value	311,189
Interest rate contracts	Net Assets — Unrealized depreciation**	175,742
Foreign exchange contracts	Written options, at fair value	94,388
Total Liability Derivatives		$3,615,908

*  Includes purchased options.

**  Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Summary Portfolio of Investments.

The effect of derivative instruments on the Portfolio's Statement of Operations for the year ended December 31, 2010 was as follows:

	Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Investments*	Foreign currency related transactions**	Futures	Swaps	Written options	Total
Credit contracts	$(176,498)	$—	$—	$(259,050)	$103,165	$(332,383)
Equity contracts	—	—	516,197	—	—	516,197
Foreign exchange contracts	(234,190)	(2,484,340)	—	—	274,990	(2,443,540)
Interest rate contracts	—	—	270,677	109,209	88,216	468,102
Total	$(410,688)	$(2,484,340)	$786,874	$(149,841)	$466,371	$(1,791,624)
	Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Investments*	Foreign currency related transactions**	Futures	Swaps	Written options	Total
Credit contracts	$—	$—	$—	$(210,984)	$—	$(210,984)
Equity contracts	—	—	(100,697)	—	—	(100,697)
Foreign exchange contracts	(340,070)	(46,542)	—	—	199,147	(187,465)
Interest rate contracts	—	—	(236,425)	(284,563)	—	(520,988)
Total	$(340,070)	$(46,542)	$(337,122)	$(495,547)	$199,147	$(1,020,134)

*  Amounts recognized for purchased options are included in net realized gain (loss) on investments and net change in unrealized appreciation or depreciation on investments.

**  Amounts recognized for forward foreign currency contracts are included in net realized gain (loss) on foreign currency related transactions and net change in unrealized appreciation or depreciation on foreign currency related transactions.

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
ING GROWTH AND INCOME PORTFOLIO   AS OF DECEMBER 31, 2010

Shares			Value	Percent of Net Assets
COMMON STOCK: 98.0%
	Consumer Discretionary: 9.8%
1,936,300		Comcast Corp. - Class A	$42,540,511	1.5
965,271	@	DIRECTV	38,543,271	1.4
1,659,500	L	International Game Technology	29,356,555	1.1
1,249,232		Macy's, Inc.	31,605,570	1.2
1,253,900		Wyndham Worldwide Corp.	37,566,844	1.4
		Other Securities	89,044,212	3.2
			268,656,963	9.8
	Consumer Staples: 9.7%
1,256,400		Coca-Cola Enterprises, Inc.	31,447,692	1.1
1,164,882		PepsiCo, Inc.	76,101,741	2.8
917,192		Procter & Gamble Co.	59,002,961	2.1
1,452,600		Wal-Mart Stores, Inc.	78,338,718	2.9
		Other Securities	20,783,790	0.8
			265,674,902	9.7
	Energy: 13.4%
1,089,200		Arch Coal, Inc.	38,187,352	1.4
1,885,315		ExxonMobil Corp.	137,854,233	5.0
544,415		National Oilwell Varco, Inc.	36,611,909	1.4
596,100		Schlumberger Ltd.	49,774,350	1.8
944,600		Suncor Energy, Inc.	36,168,734	1.3
399,400	@	Transocean Ltd.	27,762,294	1.0
		Other Securities	41,916,703	1.5
			368,275,575	13.4
	Financials: 16.3%
1,875,673	@, L	Blackstone Group LP	26,540,773	1.0
14,365,800	@	Citigroup, Inc.	67,950,234	2.5
844,400	L	Comerica, Inc.	35,667,456	1.3
167,100		Goldman Sachs Group, Inc.	28,099,536	1.0
2,140,960		JPMorgan Chase & Co.	90,819,523	3.3
595,300		Prudential Financial, Inc.	34,950,063	1.3
539,685		Reinsurance Group of America, Inc.	28,986,481	1.1
2,755,400		Wells Fargo & Co.	85,389,846	3.1
1,535,600		XL Group PLC	33,506,792	1.2
		Other Securities	14,018,224	0.5
			445,928,928	16.3
	Health Care: 10.2%
966,200		Aetna, Inc.	29,478,762	1.1
1,181,300		AmerisourceBergen Corp.	40,305,956	1.5

Shares			Value	Percent of Net Assets
	Health Care (continued)
627,100	@	Medco Health Solutions, Inc.	$38,422,417	1.4
1,625,100		Merck & Co., Inc.	58,568,604	2.1
3,709,217		Pfizer, Inc.	64,948,390	2.4
		Other Securities	48,484,469	1.7
			280,208,598	10.2
	Industrials: 10.8%
578,600		Boeing Co.	37,759,436	1.4
474,200	@	Cooper Industries PLC	27,641,118	1.0
642,900		Fluor Corp.	42,598,554	1.6
2,640,900		General Electric Co.	48,302,061	1.8
408,530	@	TransDigm Group, Inc.	29,418,245	1.1
298,980		Union Pacific Corp.	27,703,487	1.0
517,859	@	WABCO Holdings, Inc.	31,553,149	1.1
		Other Securities	49,421,333	1.8
			294,397,383	10.8
	Information Technology: 19.5%
368,607	@	Apple, Inc.	118,897,874	4.3
116,600	@	Google, Inc. - Class A	69,256,902	2.5
2,647,300		Intel Corp.	55,672,719	2.0
2,602,800	L	Jabil Circuit, Inc.	52,290,252	1.9
2,078,400	@	Marvell Technology Group Ltd.	38,554,320	1.4
3,615,761		Microsoft Corp.	100,952,048	3.7
1,593,917		Qualcomm, Inc.	78,882,952	2.9
		Other Securities	20,919,120	0.8
			535,426,187	19.5
	Materials: 3.9%
717,100		EI Du Pont de Nemours & Co.	35,768,948	1.3
1,451,800		Packaging Corp. of America	37,514,512	1.4
576,100	L	United States Steel Corp.	33,655,762	1.2
			106,939,222	3.9
	Telecommunication Services: 2.6%
6,587,700	@	Sprint Nextel Corp.	27,865,971	1.0
1,191,300		Verizon Communications, Inc.	42,624,714	1.6
			70,490,685	2.6
	Utilities: 1.8%
2,595,300	L	Great Plains Energy, Inc.	50,322,867	1.8
		Total Common Stock ( Cost $2,219,462,869 )	2,686,321,310	98.0

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
ING GROWTH AND INCOME PORTFOLIO   AS OF DECEMBER 31, 2010 (CONTINUED)

Principal Amount			Value	Percent of Net Assets
CORPORATE BONDS/NOTES: 0.0%
	Energy: 0.0%
		Other Securities	$—	0.0
	Utilities: 0.0%
		Other Securities	—	0.0
		Total Corporate Bonds/Notes ( Cost $— )	—	0.0
		Total Long-Term Investments ( Cost $2,219,462,869 )	2,686,321,310	98.0
Shares			Value	Percent of Net Assets
SHORT-TERM INVESTMENTS: 4.7%
	Mutual Funds: 2.1%
56,996,000		Blackrock Liquidity Funds TempFund Portfolio - Class I	$56,996,000	2.1
		Total Mutual Funds ( Cost $56,996,000 )	56,996,000	2.1
	Securities Lending Collateralcc: 2.6%
70,524,418		BNY Mellon Overnight Government Fund (1)	70,524,418	2.6
822,936	R	BNY Institutional Cash Reserves Fund, Series B (1)(2)	658,349	0.0
		Total Securities Lending Collateral ( Cost $71,347,354)	71,182,767	2.6
		Total Short-Term Investments ( Cost $128,343,354 )	128,178,767	4.7
		Total Investments in Securities ( Cost $2,347,806,223 ) *	$2,814,500,077	102.7
		Other Assets and Liabilities - Net	(74,134,157)	(2.7)
		Net Assets	$2,740,365,920	100.0

  "Other Securities" represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2010.

  The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

@  Non-income producing security

cc  Securities purchased with cash collateral for securities loaned.

(1)  Collateral received from brokers for securities lending was invested in these short-term investments.

(2)  On September 12, 2008, BNY established a separate sleeve of the Institutional Cash Reserves Fund (Series B) to hold certain Lehman Brothers defaulted debt obligations. The Portfolio's position in Series B is being fair valued daily. Please see the accompanying Notes to Financial Statements for additional details on securities lending.

R  Restricted security

L  Loaned security, a portion or all of the security is on loan at December 31, 2010.

*  Cost for federal income tax purposes is $2,388,728,598.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$476,758,851
Gross Unrealized Depreciation	(50,987,372)
Net Unrealized Appreciation	$425,771,479

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
ING GROWTH AND INCOME PORTFOLIO   AS OF DECEMBER 31, 2010 (CONTINUED)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2010 in valuing the Portfolio's assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/10
Asset Table
Investments, at value
Common Stock*	$2,686,321,310	$—	$—	$2,686,321,310
Short-Term Investments	127,520,418	—	658,349	128,178,767
Total Investments, at value	$2,813,841,728	$—	$658,349	$2,814,500,077

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio's assets and liabilities during the period ended December 31, 2010:

	Beginning Balance 12/31/2009	Purchases	Sales	Accrued Discounts/ (Premiums)	Total Realized Gain/(Loss)	Total Unrealized Appreciation/ (Depreciation)	Transfers Into Level 3	Transfers out of Level 3	Ending Balance 12/31/10
Asset Table
Investments, at value
Short-Term Investments	$337,614	$—	$—	$—	$—	$—	$320,735	$—	$658,349
Total Investments, at value	$337,614	$—	$—	$—	$—	$—	$320,735	$—	$658,349

As of December 31, 2010, total change in unrealized gain (loss) on Level 3 securities still held at period end and included in the change in net assets was $0.

^  See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.

Transfers in or out of Level 3 represents either the beginning value (for transfers in), or the ending value (for transfers out) of any security or derivative instrument where a change in the pricing level occurred from the beginning to the end of the period. It is the policy of the Portfolio to recognize transfers at the end of the reporting period.

*  For further breakdown of Common Stock by Industry type, please refer to the Portfolio of Investments.

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
ING SMALL COMPANY PORTFOLIO  AS OF DECEMBER 31, 2010

Shares			Value	Percent of Net Assets
COMMON STOCK: 91.6%
	Consumer Discretionary: 14.6%
142,237		Arbitron, Inc.	$5,905,680	0.9
312,200	@	Collective Brands, Inc.	6,587,420	1.0
246,100		Cooper Tire & Rubber Co.	5,803,038	0.9
227,800	@	Dress Barn, Inc.	6,018,476	1.0
121,498	@	Jo-Ann Stores, Inc.	7,316,610	1.2
160,100	@	Life Time Fitness, Inc.	6,562,499	1.0
385,949	@	OfficeMax, Inc.	6,831,293	1.1
184,100	@	Papa John's International, Inc.	5,099,570	0.8
332,700		Regis Corp.	5,522,820	0.9
158,300		Wolverine World Wide, Inc.	5,046,604	0.8
		Other Securities	31,289,919	5.0
			91,983,929	14.6
	Consumer Staples: 2.0%
131,800		Casey's General Stores, Inc.	5,602,818	0.9
		Other Securities	6,887,193	1.1
			12,490,011	2.0
	Energy: 5.3%
134,900	@	Bill Barrett Corp.	5,548,437	0.9
162,615	@	Carrizo Oil & Gas, Inc.	5,608,591	0.9
73,800	@	Dril-Quip, Inc.	5,735,736	0.9
371,700	@	McMoRan Exploration Co.	6,370,938	1.0
121,900	@	Unit Corp.	5,665,912	0.9
		Other Securities	4,439,465	0.7
			33,369,079	5.3
	Financials: 14.1%
161,620		Cash America International, Inc.	5,968,627	1.0
311,754		FirstMerit Corp.	6,169,612	1.0
102,400		IBERIABANK Corp.	6,054,912	1.0
143,288	@	Piper Jaffray Cos.	5,016,513	0.8
135,218		Prosperity Bancshares, Inc.	5,311,363	0.8
101,354	@	Stifel Financial Corp.	6,288,002	1.0
107,600	@	SVB Financial Group	5,708,180	0.9
		Other Securities	48,132,095	7.6
			88,649,304	14.1
	Health Care: 10.5%
349,606	@	Healthsouth Corp.	7,240,340	1.1
225,000	@	PSS World Medical, Inc.	5,085,000	0.8
132,000		Universal Health Services, Inc.	5,731,440	0.9
		Other Securities	48,317,309	7.7
			66,374,089	10.5

Shares			Value	Percent of Net Assets
	Industrials: 16.4%
103,311	@	Atlas Air Worldwide Holdings, Inc.	$5,767,853	0.9
246,900		Barnes Group, Inc.	5,103,423	0.8
169,300		Brady Corp.	5,520,873	0.9
317,300		Heartland Express, Inc.	5,083,146	0.8
85,200		Regal-Beloit Corp.	5,687,952	0.9
119,500	@	Teledyne Technologies, Inc.	5,254,415	0.8
103,300		Watsco, Inc.	6,516,164	1.0
161,400		Watts Water Technologies, Inc.	5,905,626	1.0
		Other Securities	58,599,322	9.3
			103,438,774	16.4
	Information Technology: 17.1%
371,700	@	Advanced Energy Industries, Inc.	5,069,988	0.8
92,900	@	Anixter International, Inc.	5,548,917	0.9
99,709	@	Ansys, Inc.	5,191,848	0.8
240,400	@	Parametric Technology Corp.	5,416,212	0.9
174,852	@	Plexus Corp.	5,409,921	0.9
123,000	@	Progress Software Corp.	5,205,360	0.8
385,942	@	Verigy Ltd.	5,024,965	0.8
		Other Securities	70,700,443	11.2
			107,567,654	17.1
	Materials: 6.0%
84,000		Minerals Technologies, Inc.	5,494,440	0.9
199,800		Silgan Holdings, Inc.	7,154,838	1.1
		Other Securities	25,107,135	4.0
			37,756,413	6.0
	Telecommunication Services: 1.6%
		Other Securities	9,978,891	1.6
	Utilities: 4.0%
211,500		Cleco Corp.	6,505,740	1.0
314,000		Portland General Electric Co.	6,813,800	1.1
		Other Securities	11,912,920	1.9
			25,232,460	4.0
		Total Common Stock ( Cost $455,279,574 )	576,840,604	91.6
REAL ESTATE INVESTMENT TRUSTS: 6.0%
	Financials: 6.0%
549,744	@	DiamondRock Hospitality Co.	6,596,928	1.1
111,300		Entertainment Properties Trust	5,147,625	0.8

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
ING SMALL COMPANY PORTFOLIO  AS OF DECEMBER 31, 2010 ( CONTINUED)

Shares			Value	Percent of Net Assets
	Financials: (continued)
196,572		National Retail Properties, Inc.	$5,209,158	0.8
		Other Securities	20,787,976	3.3
		Total Real Estate Investment Trusts ( Cost $31,376,059 )	37,741,687	6.0
EXCHANGE-TRADED FUNDS: 1.7%
	Exchange-Traded Funds: 1.7%
105,565		iShares Russell 2000 Index Fund	8,258,350	1.7
31,084		iShares Russell 2000 Value Index Fund	2,209,762
		Total Exchange- Traded Funds ( Cost $8,771,180 )	10,468,112	1.7
		Total Long-Term Investments ( Cost $495,426,813 )	625,050,403	99.3
SHORT-TERM INVESTMENTS: 2.5%
	Mutual Funds: 1.6%
10,035,000		Blackrock Liquidity Funds TempFund Portfolio - Class I	10,035,000	1.6
		Total Mutual Funds ( Cost $10,035,000 )	10,035,000	1.6
	Securities Lending Collateralcc: 0.9%
3,591,410		BNY Mellon Overnight Government Fund (1)	3,591,410	0.6
2,114,770	R	BNY Institutional Cash Reserves Fund, Series B (1)(2)	1,691,816	0.3
		Total Securities Lending Collateral ( Cost $5,706,180 )	5,283,226	0.9
		Total Short-Term Investments ( Cost $15,741,180 )	15,318,226	2.5
		Total Investments in Securities ( Cost $511,167,993 ) *	$640,368,629	101.8
		Other Assets and Liabilities - Net	(11,041,134)	(1.8)
		Net Assets	$629,327,495	100.0

  "Other Securities" represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2010.

  The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

@  Non-income producing security

cc  Securities purchased with cash collateral for securities loaned.

(1)  Collateral received from brokers for securities lending was invested in these short-term investments.

(2)  On September 12, 2008, BNY established a separate sleeve of the Institutional Cash Reserves Fund (Series B) to hold certain Lehman Brothers defaulted debt obligations. The Portfolio's position in Series B is being fair valued daily. Please see the accompanying Notes to Financial Statements for additional details on securities lending.

R  Restricted security

*  Cost for federal income tax purposes is $528,879,294.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$133,368,609
Gross Unrealized Depreciation	(21,879,274)
Net Unrealized Appreciation	$111,489,335

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
ING SMALL COMPANY PORTFOLIO  AS OF DECEMBER 31, 2010 ( CONTINUED)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2010 in valuing the Portfolio's assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/10
Asset Table
Investments, at value
Common Stock*	$576,840,604	$—	$—	$576,840,604
Real Estate Investment Trusts	37,741,687	—	—	37,741,687
Exchange-Traded Funds	10,468,112	—	—	10,468,112
Short-Term Investments	13,626,410	—	1,691,816	15,318,226
Total Investments, at value	$638,676,813	$—	$1,691,816	$640,368,629

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio's assets and liabilities during the period ended December 31, 2010:

	Beginning Balance 12/31/09	Purchases	Sales	Accrued Discounts/ (Premiums)	Total Realized Gain/(Loss)	Total Unrealized Appreciation/ (Depreciation)	Transfers Into Level 3	Transfers Out of Level 3	Ending Balance at 12/31/10
Asset Table
Investments, at value
Short-Term Investments	$1,363,431	$—	$—	$—	$—	$—	$328,385	$—	$1,691,816
Total Investments, at value	$1,363,431	$—	$—	$—	$—	$—	$328,385	$—	$1,691,816

As of December 31, 2010, total change in unrealized gain (loss) on Level 3 securities still held at period end and included in the change in net assets was $0.

^   See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.

Transfers in or out of Level 3 represents either the beginning value (for transfers in), or the ending value (for transfers out) of any security or derivative instrument where a change in the pricing level occurred from the beginning to the end of the period. It is the policy of the Portfolio to recognize transfers at the end of the reporting period.

*   For further breakdown of Common Stock by Industry type, please refer to the Portfolio of Investments.

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
ING INTERMEDIATE BOND PORTFOLIO   AS OF DECEMBER 31, 2010

Principal Amount			Value	Percent of Net Assets
CORPORATE BONDS/NOTES: 39.1%
	Consumer Discretionary: 5.1%
$9,471,000	S	Comcast Corp., 5.900%-6.500%, due 03/15/16- 11/15/17	$10,840,221	0.4
1,515,000	#,S	COX Communications, Inc., 6.250%, due 06/01/18	1,694,590	0.1
751,000	#,S	COX Communications, Inc., 6.950%, due 06/01/38	838,124
3,376,000	#,S	Cox Enterprises, Inc., 7.375%, due 07/15/27	3,837,246	0.2
8,757,000	#	Hyatt Hotels Corp., 6.875%, due 08/15/19	9,588,959	0.4
7,691,000	#	NBC Universal, Inc., 2.875%, due 04/01/16	7,522,836
1,649,000	#	NBC Universal, Inc., 3.650%, due 04/30/15	1,693,053	0.5
2,831,000	#	NBC Universal, Inc., 5.150%, due 04/30/20	2,940,104
1,587,000	#	NBC Universal, Inc., 6.400%, due 04/30/40	1,691,085
2,660,000	#	QVC, Inc., 7.500%, due 10/01/19	2,812,950	0.1
11,876,000	S	Time Warner Cable, Inc., 3.500%-8.750%, due 02/01/15- 11/15/40	12,656,490	0.5
9,613,000	S	Time Warner, Inc., 7.700%, due 05/01/32	11,768,119	0.5
		Other Securities	61,661,645	2.4
			129,545,422	5.1
	Consumer Staples: 1.6%
5,496,000	#	JBS Finance II Ltd., 8.250%, due 01/29/18	5,550,960	0.2
6,555,000	&, #	ServiceMaster Co., 10.750%, due 07/15/15	7,046,625	0.3
5,345,000	#	Smithfield Foods, Inc., 10.000%, due 07/15/14	6,186,838	0.2
		Other Securities	21,944,801	0.9
			40,729,224	1.6

Principal Amount			Value	Percent of Net Assets
	Energy: 4.7%
$955,000	#	Consol Energy, Inc., 8.000%, due 04/01/17	$1,021,850	0.1
955,000	#	Consol Energy, Inc., 8.250%, due 04/01/20	1,036,175
8,939,000		El Paso Pipeline Partners Operating Co. LLC, 7.500%, due 11/15/40	9,308,789	0.4
8,734,000		Enterprise Products Operating LLC, 5.200%-6.450%, due 09/01/20- 09/01/40	9,239,307	0.4
1,240,000	#	Gazprom Via Gaz Capital SA, 5.092%, due 11/29/15	1,277,200	0.0
3,174,000	#	KazMunaiGaz Finance Sub BV, 7.000%, due 05/05/20	3,316,830	0.1
9,515,000		Nexen, Inc., 7.875%, due 03/15/32	10,566,017	0.4
12,909,000		Occidental Petroleum Corp., 2.500%, due 02/01/16	12,887,740	0.5
2,646,000	#	Odebrecht Drilling Norbe VIII/IX Ltd., 6.350%, due 06/30/21	2,765,070	0.1
2,530,000	#	Reliance Holdings USA, Inc., 6.250%, due 10/19/40	2,538,228	0.1
		Other Securities (a)	65,176,115	2.6
			119,133,321	4.7
	Financials: 13.6%
5,016,000	#	Banco Bradesco SA/ Cayman Islands, 5.900%, due 01/16/21	5,047,099	0.2
1,980,000	#	Banco de Credito del Peru, 5.375%, due 09/16/20	1,960,200	0.1
16,316,000	S	Bank of America Corp., 3.700%-8.000%, due 09/01/15- 12/29/49	16,532,426	0.7
5,289,000	#	Barclays Bank PLC, 5.926%, due 09/29/49	4,760,100
3,234,000	#,S	Barclays Bank PLC, 6.050%, due 12/04/17	3,322,104	0.4
2,000,000	S	Barclays Bank PLC, 5.140%, due 10/14/20	1,802,846

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
ING INTERMEDIATE BOND PORTFOLIO   AS OF DECEMBER 31, 2010 ( CONTINUED)

Principal Amount				Value	Percent of Net Assets
		Financials (continued)
EUR	25,430,000		Citibank Credit Card Issuance Trust, 5.375%, due 04/11/11	$34,250,726	1.4
	$18,173,000	S	Citigroup, Inc., 4.587%-8.500%, due 01/15/15- 08/09/20	20,254,633	0.8
	5,491,000	#	Cooperatieve Centrale Raiffeisen- Boerenleenbank BA/Netherlands, 11.000%, due 12/29/49	7,118,000	0.3
	3,403,000	#,S	Corestates Capital Trust I, 8.000%, due 12/15/26	3,481,116	0.1
	3,179,000	#	Fibria Overseas Finance Ltd., 7.500%, due 05/04/20	3,353,845	0.1
	9,876,000	S	Fifth Third Bancorp., 8.250%, due 03/01/38	11,399,225	0.5
	18,358,000	S	Goldman Sachs Group, Inc., 3.700%-6.250%, due 08/01/15- 03/15/20	19,539,652	0.8
	6,165,000	#	HSBC Finance Corp., 6.676%, due 01/15/21	6,239,683	0.2
	9,712,000	S	HSBC USA, Inc., 5.000%, due 09/27/20	9,418,795	0.4
	3,124,000	#	Iberdrola Finance Ireland Ltd., 3.800%, due 09/11/14	3,112,597	0.5
	10,838,000	#	Iberdrola Finance Ireland Ltd., 5.000%, due 09/11/19	10,410,593
	3,437,000	#	International Lease Finance Corp., 7.125%, due 09/01/18	3,668,998	0.5
	9,616,000	S	International Lease Finance Corp., 5.650%-8.250%, due 11/15/13- 12/15/20	9,809,570
	3,734,000		JPMorgan Chase Bank NA, 5.875%, due 06/13/16	4,088,681	0.2
	1,099,000	#	LBI Escrow Corp., 8.000%, due 11/01/17	1,218,516	0.0
	5,440,000	#	Lukoil International Finance BV, 6.125%, due 11/09/20	5,473,728	0.2

Principal Amount			Value	Percent of Net Assets
$9,571,000	S	Morgan Stanley, 3.450%-4.100%, due 01/26/15- 11/02/15	$9,571,273	0.4
8,064,000	S	National City Preferred Capital Trust I, 12.000%, due 12/29/49	9,090,475	0.4
5,301,000	#	Pacific Life Insurance Co., 9.250%, due 06/15/39	6,971,292	0.3
299,307	#,S	Power Receivable Finance, LLC, 6.290%, due 01/01/12	299,543	0.0
2,410,000	#	Reynolds Group DL Escrow, Inc./ Reynolds Group Escrow LLC, 7.750%, due 10/15/16	2,560,625	0.1
3,726,000	#	Voto-Votorantim Ltd., 6.750%, due 04/05/21	3,912,300	0.2
2,657,000	#	Xstrata Finance Canada Ltd., 5.500%, due 11/16/11	2,758,402	0.1
		Other Securities (a)	119,333,786	4.7
			340,760,829	13.6
	Health Care: 1.7%
10,094,000	S	St. Jude Medical, Inc., 2.500%, due 01/15/16	9,975,628	0.4
		Other Securities	32,724,506	1.3
			42,700,134	1.7
	Industrials: 1.6%
2,835,000	#	Bombardier, Inc., 7.500%, due 03/15/18	3,054,713	0.2
2,835,000	#	Bombardier, Inc., 7.750%, due 03/15/20	3,068,888
8,169,000	S	General Electric Co., 5.250%, due 12/06/17	8,836,146	0.4
2,300,000	#	Kazatomprom, 6.250%, due 05/20/15	2,449,500	0.3
4,260,000		Kazatomprom, 6.250%, due 05/20/15	4,536,900
8,206,000	S	RR Donnelley & Sons Co., 7.625%-8.600%, due 08/15/16- 06/15/20	9,237,841	0.4
		Other Securities	8,825,633	0.3
			40,009,621	1.6

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
ING INTERMEDIATE BOND PORTFOLIO   AS OF DECEMBER 31, 2010 ( CONTINUED)

Principal Amount				Value	Percent of Net Assets
		Information Technology: 1.1%
$			Other Securities	$26,697,695	1.1
		Materials: 3.8%
	5,400,000	#	ALROSA Finance SA, 7.750%, due 11/03/20	5,690,250	0.2
	11,408,000	S	ArcelorMittal, 5.250%-9.850%, due 06/01/19- 08/05/20	12,917,215	0.5
	2,116,000	#	Chevron Phillips Chemical Co. LLC, 7.000%, due 06/15/14	2,400,687	0.3
	3,442,000	#	Chevron Phillips Chemical Co. LLC, 8.250%, due 06/15/19	4,158,339
	12,402,000	S	Dow Chemical Co., 4.250%-7.600%, due 05/15/14- 11/15/20	12,850,329	0.5
	1,585,000	#	Georgia-Pacific LLC, 5.400%, due 11/01/20	1,570,009	0.1
	3,755,000	#	Gerdau Trade, Inc., 5.750%, due 01/30/21	3,783,163	0.1
	5,864,000	#	Gold Fields Ltd., 4.875%, due 10/07/20	5,620,404	0.2
	3,590,000	#	Inversiones CMPC SA, 6.125%, due 11/05/19	3,832,203	0.2
			Other Securities	41,551,698	1.7
				94,374,297	3.8
		Telecommunication Services: 2.2%
	4,723,000	#	Intelsat Subsidiary Holding Co., Ltd., 8.875%, due 01/15/15	4,852,883	0.2
	3,374,000	#	Qtel International Finance Ltd., 4.750%, due 02/16/21	3,231,752	0.1
	3,140,000	#	Qwest Communications International, Inc., 7.125%, due 04/01/18	3,265,600	0.2
	2,508,000	S	Qwest Communications International, Inc., 7.500%, due 02/15/14	2,551,890
			Other Securities	41,677,632	1.7
				55,579,757	2.2

Principal Amount			Value	Percent of Net Assets
	Utilities: 3.7%
$3,604,000	#	Allegheny Energy Supply Co. LLC, 5.750%, due 10/15/19	$3,633,773	0.1
4,255,000	#	Calpine Corp., 7.500%, due 02/15/21	4,212,450	0.2
3,957,000	#	Duquesne Light Holdings, Inc., 6.400%, due 09/15/20	3,934,556	0.2
1,825,000	#	E.CL SA, 5.625%, due 01/15/21	1,817,080	0.1
3,810,000	#	EDP Finance BV, 4.900%, due 10/01/19	3,253,325	0.2
3,166,000	#	EDP Finance BV, 6.000%, due 02/02/18	2,963,344
5,418,000	#	Enel Finance International S.A., 6.000%, due 10/07/39	4,875,599	0.3
3,176,000	#	Enel Finance International S.A., 6.250%, due 09/15/17	3,473,601
553,929	#,S	Juniper Generation, LLC, 6.790%, due 12/31/14	522,494	0.0
7,572,000	S	Oncor Electric Delivery Co. LLC, 7.000%-7.500%, due 05/01/32- 09/01/38	9,000,728	0.4
		Other Securities	54,470,901	2.2
			92,157,851	3.7
		Total Corporate Bonds/Notes ( Cost $929,092,602 )	981,688,151	39.1
U.S. GOVERNMENT AGENCY OBLIGATIONS: 27.0%
	Federal Home Loan Mortgage Corporation##: 10.1%
46,352,000	W	4.000%, due 08/15/40	46,026,099
37,280,177	S	5.000%, due 08/15/16- 02/15/35	39,326,833
103,793,258	S	5.500%, due 08/15/20- 07/15/37	110,897,166	10.1
17,008,000	W	6.000%, due 01/15/39	18,424,460
18,243,703	S	6.000%, due 01/15/29- 04/15/36	20,066,380
70,191,822	W,S, ^	3.360%-7.500%, due 05/15/17- 02/15/40	19,086,723
			253,827,661	10.1

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
ING INTERMEDIATE BOND PORTFOLIO   AS OF DECEMBER 31, 2010 ( CONTINUED)

Principal Amount			Value	Percent of Net Assets
	Federal National Mortgage Association##: 13.6%
$35,924,000	W	4.000%, due 08/25/40	$35,744,380
78,445,000	W	4.500%, due 01/25/39	80,540,972
36,191,531		4.500%, due 09/01/40- 11/01/40	37,194,639
14,119,000	W	5.000%, due 01/13/40	14,844,801
54,007,473	S	5.000%, due 12/01/23- 11/01/40	57,080,096	13.6
24,300,301	S	5.500%, due 11/01/16- 06/01/37	25,972,896
28,136,418	S	6.000%, due 06/01/16- 12/25/49	30,993,533
16,387,000	W	6.500%, due 01/15/32- 01/15/39	18,176,054
9,595,458	S	7.000%, due 08/01/25- 04/01/38	10,875,117
129,017,729	S, ^	2.277%-27.557%, due 11/01/18- 03/25/38	31,733,299
			343,155,787	13.6
	Government National Mortgage Association: 3.3%
23,268,000	W	4.000%, due 09/15/40	23,344,342
9,385,797		4.500%, due 04/15/39- 01/20/40	9,795,151	3.3
239,714,980	S, ^	3.125%-7.500%, due 04/15/22- 10/20/60	49,251,241
			82,390,734	3.3
		Total U.S. Government Agency Obligations ( Cost $649,005,019 )	679,374,182	27.0
U.S. TREASURY OBLIGATIONS: 11.7%
	U.S. Treasury Notes: 11.7%
12,267,000		0.625%, due 12/31/12	12,275,624
34,937,000	L	0.750%, due 12/15/13	34,694,083
42,316,000		2.250%, due 11/30/17	41,155,611	11.7
9,796,000		2.500%, due 04/30/15	10,128,917
42,160,000		2.625%, due 11/15/20	39,775,346
9,830,000		2.750%, due 12/31/17	9,853,042

Principal Amount			Value	Percent of Net Assets
$48,589,000		3.375%, due 11/15/19	$49,610,146	11.7
103,088,000	S	3.875%, due 08/15/40	94,969,820
1,902,000		2.125%, due 12/31/15	1,912,402
		Total U.S. Treasury Obligations ( Cost $296,126,187 )	294,374,991	11.7
ASSET-BACKED SECURITIES: 9.9%
	Automobile Asset-Backed Securities: 1.0%
5,424,000	#	Chrysler Financial Auto Securitization Trust, 5.570%, due 08/08/14	5,640,803
5,738,000	#	Chrysler Financial Auto Securitization Trust, 6.250%, due 05/08/14	5,985,968	0.9
11,297,000	#	Chrysler Financial Auto Securitization Trust, 6.540%, due 11/10/14	11,769,448
		Other Securities	919,596	0.1
			24,315,815	1.0
	Credit Card Asset-Backed Securities:	7.3%
10,122,000		Capital One Multi-Asset Execution Trust, 0.320%, due 07/15/16	10,015,627
15,892,000		Capital One Multi-Asset Execution Trust, 0.550%, due 03/17/14	15,807,825
10,706,000		Capital One Multi-Asset Execution Trust, 5.050%, due 12/17/18	11,885,931	3.3
16,710,000		Capital One Multi-Asset Execution Trust, 5.750%, due 07/15/20	19,015,536
27,245,000		Capital One Multi-Asset Execution Trust, 0.320%-5.050%, due 08/15/14- 06/17/19	27,095,907
9,753,000		Citibank Credit Card Issuance Trust, 0.910%, due 07/15/13	9,704,060	1.7
15,935,000		Citibank Credit Card Issuance Trust, 6.300%, due 06/20/14	16,863,024

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
ING INTERMEDIATE BOND PORTFOLIO   AS OF DECEMBER 31, 2010 ( CONTINUED)

Principal Amount				Value	Percent of Net Assets
		Credit Card Asset-Backed Securities (continued)
	$13,505,000	S	Citibank Credit Card Issuance Trust, 6.950%, due 02/18/14	$14,225,246	1.7
	2,248,000		Citibank Credit Card Issuance Trust, 0.670%-5.700%, due 05/15/13- 07/15/14	2,283,576
EUR	27,084,000		MBNA Credit Card Master Note Trust, 5.600%, due 07/17/14	37,506,054
	$10,176,000		MBNA Credit Card Master Note Trust, 6.800%, due 07/15/14	10,710,165	2.0
	2,130,000		MBNA Credit Card Master Note Trust, 0.680%-1.610%, due 10/15/14- 07/15/15	2,095,006
	3,461,000	#	MBNA Master Credit Card Trust, 7.100%, due 09/15/13	3,516,332	0.2
			Other Securities	2,559,846	0.1
				183,284,135	7.3
		Home Equity Asset-Backed Securities: 0.1%
			Other Securities	2,937,285	0.1
		Other Asset-Backed Securities: 1.5%
	6,055,434	#	Atrium CDO Corp., 0.622%, due 10/27/16	5,722,385	0.2
	3,741,100	#	Callidus Debt Partners Fund Ltd., 0.786%, due 05/15/15	3,610,162	0.1
	4,024,654	#,S	Carlyle High Yield Partners, 0.656%, due 08/11/16	3,769,789	0.2
	3,360,000	#,S	Credit-Based Asset Servicing and Securitization, LLC, 5.746%, due 12/25/37	3,332,957
	2,876,000	#,S	Credit-Based Asset Servicing and Securitization, LLC, 6.020%, due 12/25/37	2,476,846	0.4
	4,548,789	S	Credit-Based Asset Servicing and Securitization, LLC, 4.831%-5.501%, due 08/25/35- 12/25/36	4,078,643

Principal Amount			Value	Percent of Net Assets
$4,454,640	#	First CLO Ltd., 0.638%, due 07/27/16	$4,349,956	0.2
6,133,574	#	GSC Partners CDO Fund Ltd., 0.664%, due 11/20/16	5,872,897	0.2
		Other Securities	4,990,930	0.2
			38,204,565	1.5
		Total Asset-Backed Securities ( Cost $252,555,729 )	248,741,800	9.9
COLLATERALIZED MORTGAGE OBLIGATIONS: 13.8%
8,665,000	#	American General Mortgage Loan Trust, 5.750%, due 09/25/48	8,795,954	0.3
4,529,573	#	Banc of America Large Loan, Inc., 5.334%, due 12/16/43	4,687,305
2,730,658	#	Banc of America Large Loan, Inc., 5.721%, due 10/10/45	2,673,830	0.4
3,060,000	#	Banc of America Large Loan, Inc., 5.816%, due 10/10/45	2,981,979
2,200,000	#	Bear Stearns Commercial Mortgage Securities, 6.000%, due 07/15/31	2,317,638	0.5
2,269,000	#	Bear Stearns Commercial Mortgage Securities, 6.500%, due 02/15/32	2,239,996
6,654,000		Bear Stearns Commercial Mortgage Securities, 8.050%-8.264%, due 10/15/32	7,098,718
8,584,000	S	Citigroup Commercial Mortgage Trust, 5.698%, due 12/10/49	9,189,564	0.4
186,135,708	#,S, ^	Citigroup/Deutsche Bank Commercial Mortgage Trust, 0.124%, due 12/11/49	1,684,268	0.1
1,970,000		Citigroup/Deutsche Bank Commercial Mortgage Trust, 5.222%, due 07/15/44	1,921,129
4,496,579	#,S, ^	Commercial Mortgage Asset Trust, 0.840%, due 01/17/32	86,849	0.0

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
ING INTERMEDIATE BOND PORTFOLIO   AS OF DECEMBER 31, 2010 ( CONTINUED)

Principal Amount			Value	Percent of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
$10,492,000	#	Commercial Mortgage Pass-Through Certificates, 5.449%, due 02/05/19	$10,537,319
6,105,000	#,S	Commercial Mortgage Pass-through Certificates, 0.761%, due 07/16/34	6,093,191	0.8
3,000,000	#	Commercial Mortgage Pass-through Certificates, 6.609%, due 02/16/34	3,000,248
207,921,685	#, ^	Credit Suisse First Boston Mortgage Securities Corp., 0.143%, due 02/15/38	1,948,372	0.1
1,232,000		Credit Suisse First Boston Mortgage Securities Corp., 6.133%, due 04/15/37	1,283,459
400,755,253	#, ^	Credit Suisse Mortgage Capital Certificates, 0.126%, due 09/15/40	2,613,325	0.3
4,320,000	#,S	Credit Suisse Mortgage Capital Certificates, 5.342%, due 12/15/43	4,506,821
1,980,000	#	GE Capital Commercial Mortgage Corp., 6.024%, due 12/10/37	2,036,588	0.1
304,483,366	#, ^	Greenwich Capital Commercial Funding Corp., 0.310%, due 03/10/39	4,131,383
12,455,000	S	Greenwich Capital Commercial Funding Corp., 5.444%, due 03/10/39	13,140,944	1.4
10,823,061	S	Greenwich Capital Commercial Funding Corp., 5.736%, due 12/10/49	11,454,091
6,371,000	S	Greenwich Capital Commercial Funding Corp., 5.224%-5.475%, due 04/10/37- 03/10/39	6,723,978
5,209,000	#	GS Mortgage Securities Corp. II, 6.055%, due 07/12/38	5,255,913	0.2
6,300,000	#	JPMorgan Chase Commercial Mortgage Securities Corp., 4.070%, due 11/15/43	6,003,550	2.1

Principal Amount			Value	Percent of Net Assets
$15,557,008		JPMorgan Chase Commercial Mortgage Securities Corp., 5.989%, due 02/15/51	$16,313,972
2,000,000	#	JPMorgan Chase Commercial Mortgage Securities Corp., 6.047%, due 03/12/39	2,028,627	2.1
1,980,000	#	JPMorgan Chase Commercial Mortgage Securities Corp., 6.335%, due 07/12/37	1,917,437
767,487,945	S, ^	JPMorgan Mortgage Trust, 0.153%-5.388%, due 07/25/35- 02/15/51	26,017,838
134,476,264	#, ^	LB-UBS Commercial Mortgage Trust, 0.248%, due 09/15/39	2,334,145
44,954,355	#, ^	LB-UBS Commercial Mortgage Trust, 0.324%, due 11/15/38	727,173
191,477,715	#, ^	LB-UBS Commercial Mortgage Trust, 0.715%, due 11/15/38	5,128,692	1.7
2,000,000	#	LB-UBS Commercial Mortgage Trust, 5.296%, due 09/15/37	2,035,112
93,061,058	S, ^	LB-UBS Commercial Mortgage Trust, 0.175%-5.901%, due 06/15/38- 11/15/40	32,820,486
163,807,143	#, ^	Merrill Lynch Mortgage Trust, 0.554%, due 02/12/51	3,532,272	0.1
10,067,758	S	Morgan Stanley Capital I, 5.598%-5.685%, due 07/12/44- 04/12/49	10,508,387	0.4
1,870,000	#	Morgan Stanley Dean Witter Capital I, 6.979%, due 10/15/35	1,883,386	0.2
3,840,000	#	Morgan Stanley Dean Witter Capital I, 7.280%, due 12/15/35	4,072,314
49,774,311	#, ^	RBSCF Trust, 1.004%, due 04/15/24	1,463,439	0.6

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
ING INTERMEDIATE BOND PORTFOLIO   AS OF DECEMBER 31, 2010 (CONTINUED)

Principal Amount			Value	Percent of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
$7,721,000	#	RBSCF Trust, 5.336%, due 05/16/47	$7,535,561	0.6
6,236,000	#	RBSCF Trust, 5.420%, due 01/19/49	6,076,963
6,600,000	#	Vornado DP LLC, 5.280%, due 09/13/28	6,486,941	0.5
4,940,000	#	Vornado DP LLC, 6.356%, due 09/13/28	4,930,329
3,960,000	#	Wachovia Bank Commercial Mortgage Trust, 5.125%, due 08/15/35	4,006,999
676,000	#	Wachovia Bank Commercial Mortgage Trust, 5.125%, due 08/15/35	659,240	0.6
9,870,000		Wachovia Bank Commercial Mortgage Trust, 5.342%, due 12/15/43	9,990,453
6,060,000	#	Wells Fargo Commercial Mortgage Trust, 4.393%, due 11/15/43	6,004,466	0.2
6,487,133	#,S	Wells Fargo Mortgage-Backed Securities Trust, 5.283%, due 06/26/35	6,408,081	1.2
23,632,922	S	Wells Fargo Mortgage-Backed Securities Trust, 2.844%-5.095%, due 12/25/33- 11/25/36	23,544,036
		Other Securities (d)	39,183,670	1.6
		Total Collateralized Mortgage Obligations ( Cost $344,245,440 )	348,016,431	13.8
MUNICIPAL BONDS: 0.1%
	Louisiana: 0.1%
		Other Securities	3,510,184	0.1
		Total Municipal Bonds ( Cost $3,513,994 )	3,510,184	0.1

Principal Amount				Value	Percent of Net Assets
OTHER BONDS: 5.7%
		Foreign Government Bonds:	5.7%
BRL	114,067,000		Brazil Notas do Tesouro Nacional Series F, 10.000%, due 01/01/14	$65,049,455	2.6
MXN	424,640,000		Mexican Bonos, 8.000%, due 06/11/20	36,996,975	1.5
ZAR	278,669,523		South Africa Government International Bond, 7.250%, due 01/15/20	40,021,681	1.6
			Total Other Bonds ( Cost $138,001,361 )	142,068,111	5.7
Shares				Value	Percent of Net Assets
PREFERRED STOCK: 0.2%
		Financials: 0.2%
			Other Securities	$5,987,237	0.2
			Total Preferred Stock ( Cost $5,656,875 )	5,987,237	0.2
			Total Long-Term Investments ( Cost $2,618,197,207 )	2,703,761,087	107.5
SHORT-TERM INVESTMENTS: 2.1%
		Mutual Funds: 1.8%
	45,000,000		Blackrock Liquidity Funds TempFund Portfolio - Class I	45,000,000	1.8
			Total Mutual Funds ( Cost $45,000,000 )	45,000,000	1.8
		Securities Lending Collateralcc: 0.3%
	621,621		BNY Mellon Overnight Government Fund (1)	621,621	0.0
	9,207,559	R	BNY Institutional Cash Reserves Fund, Series B (1)(2)	7,366,047	0.3
			Total Securities Lending Collateral ( Cost $9,829,180 )	7,987,668	0.3
			Total Short-Term Investments ( Cost $54,829,180 )	52,987,668	2.1
			Total Investments in Securities ( Cost $2,673,026,387 ) *	$2,756,748,755	109.6
			Other Assets and Liabilities - Net	(242,419,154)	(9.6)
			Net Assets	$2,514,329,601	100.0

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
ING INTERMEDIATE BOND PORTFOLIO   AS OF DECEMBER 31, 2010 (CONTINUED)

  "Other Securities" represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2010.

  The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

&  Payment-in-kind

#  Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, these securities have been determined to be liquid under the guidelines established by the Funds' Board of Directors/Trustees.

cc  Securities purchased with cash collateral for securities loaned.

(1)  Collateral received from brokers for securities lending was invested in these short-term investments.

(2)  On September 12, 2008, BNY established a separate sleeve of the Institutional Cash Reserves Fund (Series B) to hold certain Lehman Brothers defaulted debt obligations. The Portfolio's position in Series B is being fair valued daily. Please see the accompanying Notes to Financial Statements for additional details on securities lending.

##  On September 7, 2008, the Federal Housing Finance Agency placed the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation into conservatorship and the U.S. Treasury guaranteed the debt issued by those organizations.

W  Settlement is on a when-issued or delayed-delivery basis.

R  Restricted security

L  Loaned security, a portion or all of the security is on loan at December 31, 2010.

S  All or a portion of this security has been identified by the Fund to cover future collateral requirements for applicable futures, options, swaps, foreign currency contracts and/or when-issued or delayed-delivery securities.

^  Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. Principal amount shown represents the notional amount on which current interest is calculated. Payments of principal on the pool reduce the value of the interest only security.

BRL  Brazilian Real

EUR  EU Euro

MXN  Mexican Peso

ZAR  South African Rand

(a)  The grouping contains securities in default.

(d)  The grouping contains Interest only securities.

*  Cost for federal income tax purposes is $2,676,120,317.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$121,302,974
Gross Unrealized Depreciation	(40,674,536)
Net Unrealized Appreciation	$80,628,438

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
ING INTERMEDIATE BOND PORTFOLIO   AS OF DECEMBER 31, 2010 ( CONTINUED)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2010 in valuing the Portfolio's assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/10
Asset Table
Investments, at value
Preferred Stock	$—	$5,987,237	$—	$5,987,237
Corporate Bonds/Notes	—	981,688,151	—	981,688,151
U.S. Government Agency Obligations	—	672,422,126	6,952,056	679,374,182
U.S. Treasury Obligations	—	294,374,991	—	294,374,991
Asset-Backed Securities	—	229,186,400	19,555,400	248,741,800
Collateralized Mortgage Obligations	—	348,016,431	—	348,016,431
Municipal Bonds	—	3,510,184	—	3,510,184
Other Bonds	—	142,068,111	—	142,068,111
Short-Term Investments	45,621,621	—	7,366,047	52,987,668
Total Investments, at value	$45,621,621	$2,677,253,631	$33,873,503	$2,756,748,755
Other Financial Instruments+:
Futures	3,637,330	—	—	3,637,330
Swaps, at fair value	—	1,903,428	—	1,903,428
Total Assets	$49,258,951	$2,679,157,059	$33,873,503	$2,762,289,513
Liabilities Table
Other Financial Instruments+:
Forward foreign currency contracts, at fair value	$—	$(6,392,110)	$—	$(6,392,110)
Futures		(4,066,071)	—	(4,066,071)
Swaps, at fair value	—	(7,436,308)	—	(7,436,308)
Total Liabilities	$(4,066,071)	$(13,828,418)	$—	$(17,894,489)

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio's assets and liabilities during the period ended December 31, 2010:

	Beginning Balance 12/31/09	Purchases	Sales	Accrued Discounts/ (Premiums)	Total Realized Gain/(Loss)	Total Unrealized Appreciation/ (Depreciation)	Transfers Into Level 3	Transfers Out of Level 3	Ending Balance 12/31/10
Asset Table
Investments, at value
Corporate Bonds/Notes	$1,362	$—	$—	$—	$—	$(1,362)	$—	$—	$—
U.S. Government Agency Obligations	—	7,200,983	—	2,346	—	(251,273)	—	—	6,952,056
Asset-Backed Securities	—	21,215,954	(1,989,651)	50,121	116,532	162,444	—	—	19,555,400
Short-Term Investments	7,366,047	—	—	—	—	—	—	—	7,366,047
Total Investments, at value	$7,367,409	$28,416,937	$(1,989,651)	$52,467	$116,532	$(90,191)	$—	$—	$33,873,503

As of December 31, 2010, total change in unrealized gain (loss) on Level 3 securities still held at year end and included in the change in net assets was $(89,779).

^  See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.

+  Other Financial Instruments are derivatives not reflected in the Summary Portfolio of Investments and may include open forward foreign currency contracts, futures, swaps, and written options. Forward foreign currency contracts and futures are reported at their unrealized gain/loss at measurement date which represents the amount due to/from the Portfolio. Swaps and written options are reported at their market value at measurement date.

Transfers in or out of Level 3 represents either the beginning value (for transfers in), or the ending value (for transfers out) of any security or derivative instrument where a change in the pricing level occurred from the beginning to the end of the period. It is the policy of the Portfolio to recognize transfers at the end of the reporting period.

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
ING INTERMEDIATE BOND PORTFOLIO   AS OF DECEMBER 31, 2010 ( CONTINUED)

At December 31, 2010 the following forward foreign currency contracts were outstanding for the ING Intermediate Bond Portfolio:

Counterparty	Currency	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
Citigroup, Inc.	Mexican Peso MXN 327,175,533	SELL	1/14/11	$26,004,492	$26,466,721	$(462,229)
Citigroup, Inc.	Mexican Peso MXN 151,184,645	SELL	1/14/11	11,981,000	12,230,015	(249,015)
Credit Suisse First Boston	Brazilian Real BRL 110,421,544	SELL	1/28/11	64,120,286	66,077,107	(1,956,821)
Deutsche Bank AG	EU Euro EUR 25,110,524	SELL	1/14/11	32,923,488	33,554,579	(631,091)
Deutsche Bank AG	South African Rand ZAR 270,802,933	SELL	1/14/11	38,179,976	41,020,337	(2,840,361)
Morgan Stanley	EU Euro EUR 31,006,322	SELL	1/14/11	41,180,396	41,432,989	(252,593)
						$(6,392,110)

ING Intermediate Bond Portfolio Open Futures Contracts on December 31, 2010:

Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
U.S. Treasury 5-Year Note	2,507	03/31/11	$295,120,906	$(4,009,508)
U.S. Treasury Ultra Long Bond	297	03/22/11	37,746,844	(56,563)
			$332,867,750	$(4,066,071)
Short Contracts
U.S. Treasury 2-Year Note	201	03/31/11	$44,000,158	$24,620
U.S. Treasury 10-Year Note	1,801	03/22/11	216,907,938	422,614
U.S. Treasury Long Bond	793	03/22/11	96,845,125	3,190,096
			$357,753,221	$3,637,330

ING Intermediate Bond Portfolio Credit Default Swap Agreements Outstanding on December 31, 2010:

Credit Default Swaps on Corporate and Sovereign Issues — Buy Protection(1)

Counterparty	Reference Entity/Obligation	Buy/Sell Protection	(Pay)/ Receive Fixed Rate(%)	Termination Date	Notional Amount(4)		Fair Value(5)	Upfront Premium Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Citigroup, Inc.	MBIA Inc. 6.625%, 10/01/28	Buy	(5.000)	09/20/13	USD	1,710,000	$172,024	$314,450	$(142,426)
Citigroup, Inc.	MBIA Inc. 6.625%, 10/01/28	Buy	(5.000)	09/20/13	USD	3,460,000	348,071	610,645	(262,574)
JPMorgan Chase & Co.	MBIA Inc. 6.625%, 10/01/28	Buy	(5.000)	09/20/13	USD	13,751,000	1,383,333	1,320,717	62,616
							$1,903,428	$2,245,812	$(342,384)

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
ING INTERMEDIATE BOND PORTFOLIO   AS OF DECEMBER 31, 2010 ( CONTINUED)

Credit Default Swaps on Corporate and Sovereign Issues — Sell Protection(2)

Counterparty	Reference Entity/Obligation	Buy/Sell Protection	(Pay)/ Receive Fixed Rate(%)	Termination Date	Implied Credit Spread at 12/31/10(%)(3)	Notional Amount(4)		Fair Value(5)	Upfront Premium Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Citigroup, Inc.	MBIA Global Funding LLC	Sell	5.000	09/20/13	27.381	USD	1,710,000	$(697,323)	$(349,881)	$(347,442)
Citigroup, Inc.	MBIA Global Funding LLC	Sell	5.000	09/20/13	27.381	USD	3,460,000	(1,410,958)	(772,287)	(638,671)
Goldman Sachs & Co.	MBIA Global Funding LLC	Sell	5.000	09/20/13	27.381	USD	3,435,000	(1,400,764)	(693,935)	(706,829)
JPMorgan Chase & Co.	MBIA Global Funding LLC	Sell	5.000	09/20/13	27.381	USD	6,874,000	(2,803,159)	(696,893)	(2,106,266)
								$(6,312,204)	$(2,512,996)	$(3,799,208)

(1)  If a Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Portfolio will either 1.) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or 2.) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)  If the Portfolio is a seller of protection, and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will generally either 1.) Pay to the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations, or underlying securities comprising a referenced index or 2.) Pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising a referenced index.

(3)  Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements on corporate issues or sovereign issues are disclosed in each Portfolio's Portfolio of Investment and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swaps on asset-backed securities or credit indices, the quoted fair prices and resulting fair values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing fair values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)  The maximum amount of future payments (undiscounted) that a Portfolio as a seller of protection could be required to make or receive as a buyer of credit protection under a credit default swap agreement would be an amount equal to the notional amount of the agreement.

(5)  The fair values for credit default swap agreements serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. Increasing fair values, in absolute terms, when compared to the notional amount of the agreement, represent a deterioration of the referenced obligation's credit soundness and a greater likelihood or risk of default or other credit event occurring.

ING Intermediate Bond Portfolio Interest Rate Swap Agreements Outstanding on December 31, 2010:

	Termination Date	Notional Amount		Fair Value	Upfront Premium Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay a fixed rate equal to 3.478% and receive a floating rate based on the 3-month USD-LIBOR-BBA Counterparty: Citigroup, Inc.	05/11/20	USD	64,520,000	$(1,124,104)	$—	$(1,124,104)
				$(1,124,104)	$—	$(1,124,104)

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
ING INTERMEDIATE BOND PORTFOLIO   AS OF DECEMBER 31, 2010 ( CONTINUED)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2010 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Credit contracts	Swaps, at fair value	$1,903,428
Interest rate contracts	Net Assets — Unrealized appreciation*	3,637,330
Total Asset Derivatives		$5,540,758
Liability Derivatives
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$6,392,110
Credit contracts	Swaps, at fair value	6,312,204
Interest rate contracts	Swaps, at fair value	1,124,104
Interest rate contracts	Net Assets — Unrealized depreciation*	4,066,071
Total Liability Derivatives		$17,894,489

*  Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Summary Portfolio of Investments.

The effect of derivative instruments on the Portfolio's Statement of Operations for the year ended December 31, 2010 was as follows:

	Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Investments*	Foreign currency related transactions**	Futures	Swaps	Written options	Total
Credit contracts	$(1,832,723)	$—	$—	$(3,041,032)	$1,071,239	$(3,802,516)
Foreign exchange contracts	(316,057)	(6,229,555)	—	—	252,639	(6,292,973)
Interest rate contracts	—	—	(3,583,064)	(1,280,585)	943,295	(3,920,354)
Total	$(2,148,780)	$(6,229,555)	$(3,583,064)	$(4,321,617)	$2,267,173	$(14,015,843)
	Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Investments*	Foreign currency related transactions**	Futures	Swaps	Written options	Total
Credit contracts	$—	$—	$—	$(2,650,654)	$—	$(2,650,654)
Foreign exchange contracts	—	(6,812,958)	—	—	—	(6,812,958)
Interest rate contracts	—	—	(4,271,889)	(1,124,104)	—	(5,395,993)
Total	$—	$(6,812,958)	$(4,271,889)	$(3,774,758)	$—	$(14,859,605)

*  Amounts recognized for purchased options are included in net realized gain (loss) on investments and net change in unrealized appreciation or depreciation on investments.

**  Amounts recognized for forward foreign currency contracts are included in net realized gain (loss) on foreign currency related transactions and net change in unrealized appreciation or depreciation on foreign currency related transactions.

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING MONEY MARKET PORTFOLIO(1)  AS OF DECEMBER 31, 2010

Principal Amount		Value
CERTIFICATES OF DEPOSIT: 7.3%
$4,000,000	BNP Paribas New York, 0.380%, due 04/19/11	$4,000,119
14,750,000	BNP Paribas New York, 0.520%, due 02/09/11	14,751,912
4,000,000	BNP Paribas New York, 0.630%, due 01/27/11	4,000,980
10,000,000	Credit Suisse New York, 0.250%, due 01/20/11	9,999,894
12,500,000	Deutsche Bank, 0.510%, due 05/25/11	12,500,494
1,100,000	Lloyds TSB Bank PLC, 0.500%, due 04/28/11	1,100,355
3,250,000	Lloyds TSB Bank PLC, 0.700%, due 01/21/11	3,250,811
8,000,000	Rabobank Nederland NV NY, 0.470%, due 11/16/11	8,000,000
3,750,000	Societe Generale NY, 0.340% due 01/14/11	3,750,054
1,907,000	Svenska Handelsbanken AB, 0.265%, due 02/02/11	1,907,008
7,250,000	Svenska Handelsbanken AB, 0.280%, due 03/10/11	7,249,999
7,750,000	Toronto Dominion Bank NY, 0.620%, due 07/15/11	7,750,000
Total Certificates of Deposit ( Cost $78,261,626 )		78,261,626
COMMERCIAL PAPER: 49.3%
600,000	ANZ National Int'l Ltd., 0.502%, due 09/13/11	597,875
15,000,000	ANZ National Int'l Ltd., 0.603%, due 04/20/11	14,972,750
20,750,000	ASB Finance Ltd., 0.376%, due 02/24/11	20,738,327
2,750,000	ASB Finance Ltd., 0.401%, due 06/01/11	2,745,386
22,250,000	Barclays US Funding LLC, 0.230%, due 01/04/11	22,249,574
3,250,000	Barton Capital LLC, 0.260%, due 01/04/11	3,249,930
1,500,000	Barton Capital LLC, 0.270%, due 01/05/11	1,499,955
1,000,000	Barton Capital LLC, 0.280%, due 02/03/11	999,743
5,250,000	Barton Capital LLC, 0.300%, due 02/01/11	5,248,644
19,500,000	Barton Capital LLC, 0.381%, due 01/14/11	19,497,375
3,750,000	BNP Paribas Finance, Inc., 0.240%, due 01/11/11	3,749,750
1,100,000	CAFCO LLC, 0.300%, due 02/10/11	1,099,642
5,750,000	CAFCO LLC, 0.330%, due 03/02/11	5,747,129
1,750,000	CAFCO LLC, 0.391%, due 02/17/11	1,749,109
14,250,000	CAFCO LLC, 0.602%, due 01/19/11	14,245,725
7,500,000	CAFCO LLC, 0.672%, due 01/14/11	7,498,185
615,000	Cargill, Inc., 0.250%, due 02/28/11	614,752

Principal Amount		Value
$9,500,000	Ciesco LLC, 0.295%, due 02/22/11	$9,495,952
1,750,000	Ciesco LLC, 0.340%, due 02/14/11	1,749,273
8,750,000	Ciesco LLC, 0.672%, due 01/10/11	8,748,534
10,250,000	Ciesco LLC, 0.672%, due 01/13/11	10,247,711
12,500,000	Commonwealth Bank of Australia, 0.290%, due 03/03/11	12,493,858
8,511,000	Concord Minutemen Capital Co., 0.652%, due 08/15/11	8,476,270
7,000,000	Concord Minutemen Capital Co., 0.702%, due 03/24/11	6,988,839
15,000,000	Concord Minutemen Capital Co., 0.955%, due 01/11/11	14,996,583
2,750,000	Crown Point Capital Co., 0.310%, due 01/06/11	2,749,882
7,500,000	Crown Point Capital Co., 0.652%, due 08/15/11	7,469,396
9,750,000	Crown Point Capital Co., 0.702%, due 03/24/11	9,735,935
10,500,000	Crown Point Capital Co., 0.955%, due 01/11/11	10,497,229
4,750,000	Danske Corp., 0.250%, due 01/06/11	4,749,835
17,250,000	Danske Corp., 0.250%, due 01/11/11	17,248,697
4,500,000	Danske Corp., 0.300%, due 02/08/11	4,498,615
2,750,000	Deutsche Bank, 0.240%, due 01/10/11	2,749,835
9,250,000	Deutsche Bank, 0.280%, due 01/18/11	9,248,777
4,250,000	Dexia Delaware LLC, 0.370%, due 01/04/11	4,249,869
3,000,000	Dexia Delaware LLC, 0.440%, due 01/12/11	2,999,597
2,300,000	Jupiter Securitization Company LLC, 0.240%, due 01/27/11	2,299,601
9,500,000	Jupiter Securitization Company LLC, 0.240%, due 01/18/11	9,498,923
5,000,000	Jupiter Securitization Company LLC, 0.270%, due 01/10/11	4,999,663
1,200,000	Jupiter Securitization Company LLC, 0.270%, due 01/13/11	1,199,892
7,750,000	Jupiter Securitization Company LLC, 0.280%, due 03/11/11	7,745,841
750,000	Lloyds TSB Bank PLC, 0.300%, due 02/22/11	749,675
3,750,000	Natixis US Finance Co., 0.260%, due 01/06/11	3,749,865
18,000,000	Natixis US Finance Co., 0.290%, due 01/10/11	17,998,695

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING MONEY MARKET PORTFOLIO(1)  AS OF DECEMBER 31, 2010 ( CONTINUED)

Principal Amount			Value
COMMERCIAL PAPER (continued)
$5,250,000		Natixis US Finance Co., 0.602%, due 02/08/11	$5,246,675
824,000		Old Line Funding LLC, 0.270%, due 02/07/11	823,771
14,500,000		Old Line Funding LLC, 0.270%, due 01/18/11	14,498,151
7,582,000		Old Line Funding LLC, 0.270%, due 02/22/11	7,579,043
7,250,000		Old Line Funding LLC, 0.280%, due 03/18/11	7,245,714
12,750,000		Rabobank USA Finance Corp., 0.280%, due 03/10/11	12,743,257
20,750,000		RBS Holdings USA, Inc., 0.310%, due 01/12/11	20,748,035
9,500,000		Societe Generale North America, 0.370%, due 02/04/11	9,496,680
4,250,000		Thunder Bay Funding LLC, 0.270%, due 03/07/11	4,247,928
2,411,000		Thunder Bay Funding LLC, 0.270%, due 02/08/11	2,410,313
695,000		Thunder Bay Funding LLC, 0.280%, due 03/03/11	694,670
3,750,000		Thunder Bay Funding LLC, 0.280%, due 03/14/11	3,747,900
19,500,000		Thunder Bay Funding LLC, 0.280%, due 03/10/11	19,489,668
26,500,000		UBS Finance Delaware LLC, 0.160%, due 01/05/11	26,499,529
650,000		Variable Funding Capital, 0.270%, due 01/25/11	649,883
6,750,000		Variable Funding Capital, 0.270%, due 01/21/11	6,748,988
4,500,000		Variable Funding Capital, 0.270%, due 01/14/11	4,499,561
14,500,000		Variable Funding Capital, 0.270%, due 01/13/11	14,498,695
1,500,000		Westpac Banking Group, 0.300%, due 03/21/11	1,499,013
6,500,000		Westpac Banking Group, 0.300%, due 01/06/11	6,499,729
6,250,000		Windmill Funding Group, 0.260%, due 01/10/11	6,249,594
12,500,000		Windmill Funding Group, 0.310%, due 04/14/11	12,488,913
14,750,000		Windmill Funding Group, 0.531%, due 01/18/11	14,746,769
Total Commercial Paper ( Cost $527,493,172 )			527,493,172
CORPORATE BONDS/NOTES: 16.8%
1,750,000	C	Abbott Laboratories, 3.750%,due 03/15/11	1,760,635
3,500,000	#	ANZ National Int'l Ltd., 0.388%, due 07/25/11	3,500,000
10,000,000	#	Commonwealth Bank of Australia, 0.321%, due 06/20/11	10,000,000
12,564,000		Credit Suisse FB USA Inc., 0.490%, due 03/02/11	12,566,158
3,250,000		Credit Suisse FB USA Inc., 5.500%, due 08/16/11	3,347,570

Principal Amount			Value
$1,250,000		Deutsche Bank, 0.350%, due 03/21/11	$1,249,838
18,750,000		Dexia Credit Local S.A. New York, 0.561%, due 06/29/11	18,750,000
10,750,000		Federal National Mortgage Association, 5.375%, due 11/15/11	11,218,966
1,350,000		Kreditanstalt fuer Wiederaufbau, 0.575%, due 03/02/11	1,350,479
6,500,000		Kreditanstalt fuer Wiederaufbau, 1.875%, due 03/15/11	6,520,539
11,185,000		Kreditanstalt fuer Wiederaufbau, 3.250%, due 02/15/11	11,223,252
2,500,000		Kreditanstalt fuer Wiederaufbau, 3.250%, due 10/14/11	2,554,559
4,500,000	#	Rabobank Nederland NV NY, 0.354%, due 12/16/11	4,500,000
1,250,000	#	Rabobank Nederland NV NY, 0.486%, due 08/05/11	1,251,337
15,250,000	#,C,S	Royal Bank of Canada, 0.290%, due 03/01/12	15,250,000
7,000,000	C,S	Royal Bank of Canada, 0.630%, due 02/01/12	7,020,402
2,900,000	#	Royal Bank of Scottland PLC, 1.450%, due 10/20/11	2,919,188
13,250,000		Societe Generale NY, 0.350%, due 07/19/11	13,230,247
14,000,000	#,C	Svenska Handelsbanken AB, 0.386%, due 03/09/12	14,000,000
19,000,000		Toyota Motor Credit Corp., 0.440%, due 12/14/11	19,000,000
18,500,000	C	Westpac Banking Group, 0.358%, due 02/28/12	18,500,000
Total Corporate Bonds/Notes ( Cost $179,713,170 )			179,713,170
U.S. GOVERNMENT AGENCY OBLIGATIONS: 3.7%
1,650,000		Federal Farm Credit Bank, 4.700%, due 01/03/12	1,721,365
17,500,000		Federal Home Loan Bank, 0.450%, due 12/14/11	17,500,000
20,000,000		Federal Home Loan Bank, 0.500%, due 12/29/11	20,000,000
Total U.S. Government Agency Obligations ( Cost $39,221,365 )			39,221,365
U.S. TREASURY NOTES: 0.7%
8,000,000		United States Treasury Bill, 0.000%, due 11/17/11	7,980,231
Total U.S. Treasury Notes ( Cost $7,980,231 )			7,980,231

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING MONEY MARKET PORTFOLIO(1)  AS OF DECEMBER 31, 2010 ( CONTINUED)

Principal Amount		Value
REPURCHASE AGREEMENTS: 22.5%
$140,000,000	Goldman Sachs Repurchase Agreement dated 12/31/10, 0.150%, due 01/03/11, $140,001,750 to be received upon repurchase (Collateralized by $142,940,000 Federal Home Loan Mortgage Corporation, 0.000%-0.625%, Market Value plus accrued interest $142,800,226, due 06/07/11-06/22/12) Goldman Sachs Repurchase Agreement dated 12/31/10, 0.150%, due 01/03/11, $140,001,750 to be received upon repurchase (Collateralized by $142,940,000 Federal Home Loan Mortgage Corporation, 0.000%-0.625%, Market Value plus accrued interest $142,800,226, due 06/07/11-06/22/12)	$140,000,000
100,855,000	Morgan Stanley Repurchase Agreement dated 12/31/10, 0.120%, due 01/03/11, $100,856,009 to be received upon repurchase (Collateralized by $103,448,000 Federal Farm Credit Bank, 1.980%-3.625%, Market Value plus accrued interest $102,872,815, due 11/24/15-05/18/17) Morgan Stanley Repurchase Agreement dated 12/31/10, 0.120%, due 01/03/11, $100,856,009 to be received upon repurchase (Collateralized by $103,448,000 FCSB, 1.980%-3.625%, Market Value plus accrued interest $102,872,815, due 11/24/15-05/18/17)	100,855,000
Total Repurchase Agreement ( Cost $240,855,000 )		240,855,000

Principal Amount			Value
SECURITIES LENDING COLLATERALcc: 0.1%
747,006	R	BNY Institutional Cash Reserves Fund, Series B(2)	$597,605
Total Securities Lending Collateral ( Cost $747,006 )			597,605

Total Investments in Securities ( Cost $1,074,271,570 )*	100.4%	$1,074,122,169
Other Assets and Liabilities - Net	(0.4)	(3,861,938)
Net Assets	100.0%	$1,070,260,231

(1)  All securities with a maturity date of greater than 13 months have either a variable rate, a demand feature, prerefunded, optional or mandatory put resulting in a maturity of one year or less. Rate shown reflects current rate.

(2)  On September 12, 2008, BNY established a separate sleeve of the Institutional Cash Reserves Fund (Series B) to hold certain Lehman Brothers defaulted debt obligations. The Portfolio's position in Series B is being fair valued daily. Please see the accompanying Notes to Financial Statements for additional details on securities lending.

#  Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, these securities have been determined to be liquid under the guidelines established by the Funds' Board of Directors/Trustees.

C  Bond may be called prior to maturity date.

cc  Securities purchased with cash collateral for securities loaned.

S  All or a portion of this security is segregated to cover collateral requirements for applicable futures, options, swaps, foreign forward currency contracts and/or when-issued or delayed-delivery securities.

R  Restricted security

*  Cost for federal income tax purposes is $1,074,272,313.

Net unrealized depreciation consists of:

Gross Unrealized Appreciation	$—
Gross Unrealized Depreciation	(150,144)
Net Unrealized Depreciation	$(150,144)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2010 in valuing the Portfolio's assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/10
Asset Table
Investments, at value
Certificates of Deposit	$—	$78,261,626	$—	$78,261,626
Commercial Paper	—	527,493,172	—	527,493,172
Corporate Bonds/Notes	—	179,713,170	—	179,713,170
U.S. Treasury Obligations	—	7,980,231	—	7,980,231
U.S. Government Agency Obligations	—	39,221,365	—	39,221,365
Repurchase Agreements	—	240,855,000	—	240,855,000
Securities Lending	—	—	597,605	597,605
Total Investments, at value	$—	$1,073,524,564	$597,605	$1,074,122,169

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio's assets and liabilities during the period ended September 30, 2010:

	Beginning Balance 12/31/09	Purchases	Sales	Accrued Discounts/ (Premiums)	Total Realized Gain/(Loss)	Total Unrealized Appreciation/ (Depreciation)	Transfers Into Level 3	Transfers Out of Level 3	Ending Balance 12/31/10
Asset Table
Investments, at value
Securities Lending	$597,605	$—	$—	$—	$—	$—	$—	$—	$597,605
Total Investments, at value	$597,605	$—	$—	$—	$—	$—	$—	$—	$597,605

As of September 30, 2010, total change in unrealized gain (loss) on Level 3 securities still held at period end and included in the change in net assets was $0.

^  See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.

See Accompanying Notes to Financial Statements

ING BLACKROCK SCIENCE AND   SUMMARY PORTFOLIO OF INVESTMENTS
TECHNOLOGY OPPORTUNITIES PORTFOLIO  AS OF DECEMBER 31, 2010

Shares			Value	Percent of Net Assets
COMMON STOCK: 96.7%
	Consumer Discretionary: 2.2%
28,500	@	Amazon.com, Inc.	$5,130,000	1.3
6,900	@	Priceline.com, Inc.	2,756,895	0.7
		Other Securities	923,369	0.2
			8,810,264	2.2
	Health Care: 4.4%
85,900	@	Agilent Technologies, Inc.	3,558,837	0.9
79,800		Medtronic, Inc.	2,959,782	0.7
54,700		Novartis AG	3,219,949	0.8
		Other Securities	8,042,247	2.0
			17,780,815	4.4
	Industrials: 0.6%
		Other Securities	2,390,260	0.6
	Information Technology: 87.1%
50,900	@	Acme Packet, Inc.	2,705,844	0.7
65,500		Amphenol Corp.	3,457,090	0.9
105,100	@	Apple, Inc.	33,901,056	8.4
291,800		Applied Materials, Inc.	4,099,790	1.0
150,700	@	Ariba, Inc.	3,539,943	0.9
67,200		Automatic Data Processing, Inc.	3,110,016	0.8
100,100	@	BMC Software, Inc.	4,718,714	1.2
133,800		Broadcom Corp.	5,826,990	1.4
117,900		CA, Inc.	2,881,476	0.7
72,000	@	Cavium Networks, Inc.	2,712,960	0.7
377,600	@	Cisco Systems, Inc.	7,638,848	1.9
91,900	@	Citrix Systems, Inc.	6,286,879	1.6
91,700	@	Cognizant Technology Solutions Corp.	6,720,693	1.7
244,800	@	Compuware Corp.	2,856,816	0.7
228,900	@	eBay, Inc.	6,370,287	1.6
395,300	@	EMC Corp.	9,052,370	2.2
78,300	@	F5 Networks, Inc.	10,191,529	2.5
20,110	@	Google, Inc. - Class A	11,944,737	3.0
154,200		Hewlett-Packard Co.	6,491,820	1.6
279,100		Intel Corp.	5,869,473	1.5
93,300		International Business Machines Corp.	13,692,708	3.4
79,700	@	Intuit, Inc.	3,929,210	1.0
143,900	@	Juniper Networks, Inc.	5,312,788	1.3
85,000	@	Lam Research Corp.	4,401,300	1.1
288,200	@	Marvell Technology Group Ltd.	5,346,110	1.3
330,000		Microsoft Corp.	9,213,600	2.3
77,400	@	NetApp, Inc.	4,253,904	1.1
128,600	@	Novellus Systems, Inc.	4,156,352	1.0
267,100		Oracle Corp.	8,360,230	2.1
92,900	@	Polycom, Inc.	3,621,242	0.9

Shares			Value	Percent of Net Assets
83,400	@	Progress Software Corp.	$3,529,488	0.9
194,780		Qualcomm, Inc.	9,639,662	2.4
124,400	@	Red Hat, Inc.	5,678,860	1.4
50,700	@	Sandisk Corp.	2,527,902	0.6
54,300	L	SAP AG ADR	2,748,123	0.7
84,700	@	Teradata Corp.	3,486,252	0.9
221,500		Texas Instruments, Inc.	7,198,750	1.8
99,100	@	VeriSign, Inc.	3,237,597	0.8
29,900	@	VMware, Inc.	2,658,409	0.7
288,700		Xerox Corp.	3,325,824	0.8
250,200	@	Yahoo!, Inc.	4,160,826	1.0
		Other Securities	98,810,769	24.6
			349,667,237	87.1
	Telecommunication Services: 2.4%
73,600	@	American Tower Corp.	3,800,704	0.9
112,600		AT&T, Inc.	3,308,188	0.8
174,700		VimpelCom Ltd. ADR	2,627,488	0.7
			9,736,380	2.4
		Total Common Stock ( Cost $291,010,051 )	388,384,956	96.7
SHORT-TERM INVESTMENTS: 5.4%
	Mutual Funds: 3.6%
14,344,364		Blackrock Liquidity Funds TempFund Portfolio - Class I	14,344,364	3.6
		Total Mutual Funds ( Cost $14,344,364 )	14,344,364	3.6
	Securities Lending Collateralcc: 1.8%
6,905,608		BNY Mellon Overnight Government Fund (1)	6,905,608	1.7
396,801	R	BNY Institutional Cash Reserves Fund, Series B (1)(2)	317,441	0.1
		Total Securities Lending Collateral ( Cost $7,302,409 )	7,223,049	1.8
		Total Short-Term Investments ( Cost $21,646,773 )	21,567,413	5.4
		Total Investments in Securities ( Cost $312,656,824 ) *	$409,952,369	102.1
		Other Assets and Liabilities - Net	(8,390,227)	(2.1)
		Net Assets	$401,562,142	100.0

See Accompanying Notes to Financial Statements

ING BLACKROCK SCIENCE AND   SUMMARY PORTFOLIO OF INVESTMENTS
TECHNOLOGY OPPORTUNITIES PORTFOLIO  AS OF DECEMBER 31, 2010 ( CONTINUED)

  "Other Securities" represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2010.

  The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

@  Non-income producing security

ADR  American Depositary Receipt

cc  Securities purchased with cash collateral for securities loaned.

(1)  Collateral received from brokers for securities lending was invested in these short-term investments.

(2)  On September 12, 2008, BNY established a separate sleeve of the Institutional Cash Reserves Fund (Series B) to hold certain Lehman Brothers defaulted debt obligations. The Portfolio's position in Series B is being fair valued daily. Please see the accompanying Notes to Financial Statements for additional details on securities lending.

R  Restricted security

L  Loaned security, a portion or all of the security is on loan at December 31, 2010.

*  Cost for federal income tax purposes is $317,696,759.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$100,870,795
Gross Unrealized Depreciation	(8,615,185)
Net Unrealized Appreciation	$92,255,610

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2010 in valuing the Portfolio's assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/10
Asset Table
Investments, at value
Common Stock
Consumer Discretionary	$7,886,895	$923,369	$—	$8,810,264
Health Care	14,560,866	3,219,949	—	17,780,815
Industrials	—	2,390,260	—	2,390,260
Information Technology	337,904,309	11,762,928	—	349,667,237
Telecommunication Services	9,736,380	—	—	9,736,380
Total Common Stock	370,088,450	18,296,506	—	388,384,956
Short-Term Investments	21,249,972	—	317,441	21,567,413
Total Investments, at value	$391,338,422	$18,296,506	$317,441	$409,952,369
Other Financial Instruments+:
Forward foreign currency contracts	—	126,112	—	126,112
Total Assets	$391,338,422	$18,422,618	$317,441	$410,078,481
Liabilities Table
Other Financial Instruments+:
Forward foreign currency contracts	$—	$(59,601)	$—	$(59,601)
Total Liabilities	$—	$(59,601)	$—	$(59,601)

See Accompanying Notes to Financial Statements

ING BLACKROCK SCIENCE AND   SUMMARY PORTFOLIO OF INVESTMENTS
TECHNOLOGY OPPORTUNITIES PORTFOLIO  AS OF DECEMBER 31, 2010 ( CONTINUED)

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio's assets and liabilities during the period ended December 31, 2010:

	Beginning Balance 12/31/2009	Purchases	Sales	Accrued Discounts/ (Premiums)	Total Realized Gain/(Loss)	Total Unrealized Appreciation/ (Depreciation)	Transfers Into Level 3	Transfers Out of Level 3	Ending Balance at 12/31/2010
Asset Table
Investments, at value
Short-Term Investments	$317,441	$—	$—	$—	$—	$—	$—	$—	$317,441
Total Investments, at value	$317,441	$—	$—	$—	$—	$—	$—	$—	$317,441

As of December 31, 2010, total change in unrealized gain (loss) on Level 3 securities still held at period end and included in the change in net assets was $0.

^  See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.

'+  Other Financial Instruments are derivatives not reflected in the Summary Portfolio of Investments and may include open forward foreign currency contracts, futures, swaps, and written options. Forward foreign currency contracts and futures are reported at their unrealized gain/loss at measurement date which represents the amount due to/from the Portfolio. Swaps and written options are reported at their market value at measurement date. Transfers in or out of Level 3 represents either the beginning value (for transfers in), or the ending value (for transfers out) of any security or derivative instrument where a change in the pricing level occurred from the beginning to the end of the period. It is the policy of the Portfolio to recognize transfers at the end of the reporting period.

#  The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Portfolio's investments are categorized as Level 2 investments.

At December 31, 2010 the following forward foreign currency contracts were outstanding for the ING BlackRock Science and Technology Opportunities Portfolio:

Counterparty	Currency	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
Citigroup, Inc.	Japanese Yen JPY166,542,000	BUY	1/19/11	$1,985,801	$2,051,723	$65,922
Citigroup, Inc.	Japanese Yen JPY1,156,000	BUY	1/19/11	13,791	14,241	450
Deutsche Bank AG	Japanese Yen JPY32,259,000	BUY	1/19/11	384,193	397,416	13,223
						$79,595
Citigroup, Inc.	British Pound GBP1,009,000	SELL	1/19/11	$1,617,260	$1,572,888	$44,372
Citigroup, Inc.	Japanese Yen JPY618,111,000	SELL	1/19/11	7,613,611	7,614,850	(1,239)
Citigroup, Inc.	Japanese Yen JPY33,136,000	SELL	1/19/11	409,174	408,221	953
Citigroup, Inc.	Swiss Franc CHF144,000	SELL	1/19/11	149,743	154,051	(4,308)
Citigroup, Inc.	Hong Kong Sar Dollar HKD277,000	SELL	1/19/11	35,699	35,644	55
Deutsche Bank AG	Swiss Franc CHF2,368,000	SELL	1/19/11	2,479,236	2,533,290	(54,054)
Deutsche Bank AG	British Pound GBP63,000	SELL	1/19/11	99,345	98,208	1,137
						$(13,084)

See Accompanying Notes to Financial Statements

ING BLACKROCK SCIENCE AND   SUMMARY PORTFOLIO OF INVESTMENTS
TECHNOLOGY OPPORTUNITIES PORTFOLIO  AS OF DECEMBER 31, 2010 (CONTINUED)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2010 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	$126,112
Total Asset Derivatives		$126,112
Liability Derivatives
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$59,601
Total Liability Derivatives		$59,601

The effect of derivative instruments on the Portfolio's Statement of Operations for the year ended December 31, 2010 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Foreign currency related transactions*
Foreign exchange contracts	$(1,028,383)
Total	$(1,028,383)
Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Foreign currency related transactions*
Foreign exchange contracts	$(216,721)
Total	$(216,721)

*  Amounts recognized for forward foreign currency contracts are included in net realized gain (loss) on foreign currency related transactions and net change in unrealized appreciation or depreciation on foreign currency related transactions.

See Accompanying Notes to Financial Statements

TAX INFORMATION (UNAUDITED)

Dividends paid during the year ended December 31, 2010 were as follows:

Portfolio Name	Type	Per Share Amount
ING Balanced Portfolio
Class I	NII	$0.3035
Class S	NII	$0.2815
ING Growth and Income Portfolio
Class ADV	NII	$0.1867
Class I	NII	$0.2262
Class S	NII	$0.1737
Class S2	NII	$0.1582
ING Small Company Portfolio
Class ADV	NII	$0.0816
Class I	NII	$0.0867
Class S	NII	$0.0592
Class S2	NII	$0.0505

Portfolio Name	Type	Per Share Amount
ING Intermediate Bond Portfolio
Class ADV	NII	$0.6259
Class I	NII	$0.6365
Class S	NII	$0.6041
Class S2	NII	$0.5858
ING Money Market Portfolio
Class I	NII	$0.0004
Class S(1)	NII	$0.0000
Class I	ROC	$0.0020

NII — Net investment income
ROC — Return of capital
(1)  Commenced operations March 15, 2010; amount is less than $0.00005.

Of the ordinary distributions made during the year ended December 31, 2010, the following percentages qualify for the dividends received deduction (DRD) available to corporate shareholders:

ING Balanced Portfolio	40.09%
ING Growth and Income Portfolio	100.00%
ING Small Company Portfolio	100.00%

For the year ended December 31, 2010, the following are percentages of ordinary income dividends paid by the Portfolios that are designated as qualifying dividend income (QDI) subject to reduced income tax rates for individuals:

ING Growth and Income Portfolio	100.00%

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Portfolios. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

DIRECTOR/TRUSTEE AND OFFICER INFORMATION (UNAUDITED)

The business and affairs of the Registrants are managed under the direction of the Board. A Director/Trustee who is not an interested person of the Company, as defined in the 1940 Act, is an independent director ("Non-Interested Director/Trustee"). The Directors/Trustees and Officers of the Registrants are listed below. The Statement of Additional Information includes additional information about directors of the Registrants and is available, without charge, upon request at (800) 992-0180.

Name, Address and Age	Position(s) held with the Company/Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) During the Past 5 Years*	Number of Funds in Fund Complex Overseen by Director/Trustee(2)	Other Board Positions Held by Director/Trustee
Independent Directors/Trustees:

Albert E. DePrince, Jr. 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 69	Director/ Trustee	June 1998 - Present	Professor of Economics and Finance, Middle Tennessee State University (August 1991 - Present). Formerly, Director of Business and Economics Research Center, Middle Tennessee State University (1999 - 2002); Chief Economist, Marine Midland Bank (1987 - 1990); Various Management Positions, Marine Midland Bank (1978 - 1990). Ph.D. in Economics Published numerous scholarly papers and journal articles in the areas of financial markets, financial institutions, corporate finance and monetary policy.	37	Academy of Economics and Finance (February 2002 - Present).

Sidney Koch 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 75	Director/ Trustee	April 1994 - Present	Retired. Self-Employed Consultant (June 2000 - Present). Formerly, Senior Adviser, Hambro America, Inc. (1993 - 2000); Executive Vice President of Investment Banking, Daiwa Securities America, Inc. (1986 - 1993).	37	None.

Corine T. Norgaard 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 73	Director/ Trustee	June 1991 - Present	President and Owner, Retirement Options, LLC, a training provider for retirement coaches (August 2009 - Present) Formerly, President, Thompson Enterprises (September 2004 - September 2005); Dean of the Barney School of Business, University of Hartford (August 1996 - June 2004). Various other academic positions (1969 - 1993). Certified Public Accountant Ph. D in Accounting and Business	37	MassMutual Corporate Investors and MassMutual Participation Investors (April 1997 - Present); MassMutual Premier Funds (20 funds), Chair of Audit Committee (December 2004 - Present); and MML Series Investment Funds II (8 funds), Chair of Audit Committee (December 2005 - Present).

DIRECTOR/TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) held with the Company/Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) During the Past 5 Years*	Number of Funds in Fund Complex Overseen by Director/Trustee(2)	Other Board Positions Held by Director/Trustee
Joseph E. Obermeyer 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 53	Director/ Trustee	January 2003 - Present	President, Obermeyer & Associates, Inc., a provider of financial and economic consulting services (November 1999 - Present). Formerly, Senior Manager, Arthur Anderson LLP (1995 - 1999); Senior Manager, Coopers & Lybrand, LLP (1993 - 1995); Manager, Price Waterhouse (1988 - 1993); Second Vice President, Smith Barney (1985 - 1988); Consultant, Arthur Anderson & Co. (1984 - 1985).	37	None.

Russell Jones 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 66	Director/ Trustee	December 2007 - Present	Retired. Formerly, Senior Vice President, Chief Investment Officer and Treasurer, and other various positions including Principal Investor Relations Officer, Principal Public Relations Officer and Corporate Parent Treasurer, Kaman Corporation, an aerospace and industrial distribution manufacturer (April 1973 - March 2008). President, Hartford Area Business Economists (1986 - 1987) and Corporate Loan Officer and Credit Analyst, Hartford National Bank (1966 - 1973). Certified AARP Tax Counselor (2011).	37	Independent Director, CIGNA Mutual Funds (8 funds), Chair of Contracts Committee (1995 - 2005).

DIRECTOR/TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) held with the Company/Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) During the Past 5 Years*	Number of Funds in Fund Complex Overseen by Director/Trustee(2)	Other Board Positions Held by Director/Trustee
Directors/Trustees who are "Interested Persons"(4)

Shaun Mathews(3)(4) 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 55	Director/ Trustee	December 2007 - Present	President and Chief Executive Officer, ING Investments, LLC (5) (November 2006 - Present). Formerly, Head of ING Mutual Funds and Investment Products (November 2004 - November 2006).	175	ING Retirement Holdings, Inc. (September 1998 - Present); ING Services Holding Company, Inc. (May 2000 - Present); ING Financial Advisers, LLC (April 2002 - Present); Southland Life Insurance Company (June 2002 - Present); ING Capital Corporation, LLC and ING Investments Distributor, LLC(6) (December 2005 - Present); ING Funds Services, LLC(7), ING Investments, LLC(5) and ING Pilgrim Funding, Inc. (March 2006 - Present); and Directed Services LLC (December 2006 - Present)(8).

*  The information reported includes the principle occupation during the last five years for each Director and other information relating to the professional experience, attributes and skills relevant to each Director's qualifications to serve as Director.

(1)  Directors/Trustees serve until their successors are duly elected and qualified.

(2)  For the purposes of this table (except for Mr. Mathews), "Fund Complex" means the following investment companies: ING Series Fund, Inc.; ING Strategic Allocation Portfolios, Inc.; ING Variable Funds; ING Variable Portfolios, Inc.; ING Balanced Portfolio, Inc.; ING Intermediate Bond Portfolio; and ING Money Market Portfolio.

(3)  For Mr. Mathews, the Fund Complex also includes the following investment companies: ING Asia Pacific High Dividend Equity Income Fund, ING Emerging Markets High Dividend Equity Fund; ING Emerging Markets Local Bond Fund; ING Equity Trust; ING Funds Trust; ING Global Equity Dividend and Premium Opportunity Fund; ING Global Advantage and Premium Opportunity Fund; ING Infrastructure, Industrials, and Materials Fund; ING International High Dividend Equity Income Fund; ING Investors Trust; ING Mayflower Trust; ING Mutual Funds; ING Partners, Inc.; ING Prime Rate Trust; ING Risk Managed Natural Resources Fund; ING Senior Income Fund; ING Separate Portfolios Trust; ING Variable Insurance Trust; and ING Variable Products Trust.

(4)  "Interested person," as defined in the 1940 Act, by virtue of this Director's/Trustee's affiliation with any of the Funds, ING or any of ING's affiliates.

(5)  ING Investments, LLC was previously named ING Pilgrim Investments, LLC. ING Pilgrim Investments, LLC is the successor in interest to ING Pilgrim Investments, Inc., which was previously known as Pilgrim Investments, Inc. and before that was known as Pilgrim America Investments, Inc.

(6)  ING Investments Distributor, LLC was previously named ING Funds Distributor, LLC. ING Funds Distributor, LLC is the successor in interest to ING Funds Distributor, Inc., which was previously known as ING Pilgrim Securities, Inc., and before that, was known as Pilgrim Securities, Inc., and before that was known as Pilgrim America Securities, Inc.

(7)  ING Funds Services, LLC was previously named ING Pilgrim Group, LLC. ING Pilgrim Group, LLC is the successor in interest to ING Pilgrim Group, Inc., which was previously known as Pilgrim Group, Inc. and before that was known as Pilgrim America Group, Inc.

(8)  Directed Services LLC is the successor in interest to Directed Services, Inc.

DIRECTOR/TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held With Company/Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) - During the Past 5 Years
Shaun P. Mathews(5) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 55	President and Chief Executive Officer	December 2006 - Present	President and Chief Executive Officer, ING Investments, LLC (November 2006 - Present). Formerly, Head of ING Mutual Funds and Investment Products (November 2004 - November 2006).

Michael J. Roland 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 52	Executive Vice President	April 2002 - Present	Executive Vice President and Chief Operating Officer, ING Investments, LLC(2) and ING Funds Services, LLC(3) (January 207 - Present). Formerly, Executive Vice President, Head of Product Management (January 2005 - January 2007).

Stanley D. Vyner 230 Park Avenue New York, New York 10169 Age: 60	Executive Vice President	March 2002 - Present	Executive Vice President, ING Investments, LLC(2) (July 2000 - Present) and Chief Investment Risk Officer, ING Investments, LLC(2) (January 2003 - Present).

Joseph M. O'Donnell 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 56	Executive Vice President and Chief Compliance Officer	March 2006 - Present November 2004 - Present	Chief Compliance Officer of the ING Funds (November 2004 - Present); Executive Vice President of the ING Funds (March 2006 - Present); Chief Compliance Officer of ING Investments, LLC(2) (March 2006 - July 2008 and October 2009 - Present); and Investment Advisor Chief Compliance Officer, Directed Services LLC(6) (March 2006 - July 2008 and October 2009 - Present). Formerly, Investment Advisor Chief Compliance Officer, ING Life Insurance and Annuity Company (March 2006 - December 2006).

Todd Modic 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 43	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005 - Present	Senior Vice President, ING Funds Services, LLC(3) (March 2005 - Present).

Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 46	Senior Vice President	December 2003 - Present	Senior Vice President, ING Investments, LLC(2) (October 2003 - Present).

Robert Terris 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 40	Senior Vice President	June 2006 - Present	Senior Vice President, Head of Division Operations, ING Funds Services, LLC(3) (May 2006 - Present). Formerly, Vice President of Administration, ING Funds Services, LLC(3) (October 2001 - May 2006).

Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 43	Vice President and Treasurer	March 2002 - Present	Vice President and Treasurer, ING Funds Services, LLC(3) (November 1995 - Present) and ING Investments, LLC(2) (August 1997 - Present).

Lauren D. Bensinger 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 56	Vice President	March 2003 - Present	Vice President, ING Investments, LLC(2) and ING Funds Services, LLC(3) (February 1996 - Present); Director of Compliance, ING Investments, LLC(2) (October 2004 - Present); and Vice President and Money Laundering Reporting Officer, ING Investments Distributor, LLC(4) (April 2010 - Present). Formerly, Chief Compliance Officer, ING Investments Distributor, LLC(4) (August 1995 - April 2010).

William Evans 10 State House Square Hartford, Connecticut 06103 Age: 38	Vice President	September 2007 - Present	Senior Vice President (March 2010 - Present) and Head of Manager Research and Selection Group (April 2007 - Present). Formerly, Vice President, U.S. Mutual Funds and Investment Products (May 2005 - April 2007).

DIRECTOR/TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held With Company/Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) - During the Past 5 Years
Maria M. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 52	Vice President	September 2004 - Present	Vice President, ING Funds Services, LLC(3) (September 2004 - Present).

Denise Lewis 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 47	Vice President	April 2007 - Present	Vice President, ING Funds Services, LLC (December 2006 - Present). Formerly, Senior Vice President, UMB Investment Services Group, LLC (November 2003 - December 2006).

Kimberly K. Springer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 53	Vice President	March 2006 - Present	Vice President, ING Investment Management - ING Funds (March 2010 - Present); Vice President, ING Funds Services, LLC(3) (March 2006 - Present) and Managing Paralegal, Registration Statements (June 2003 - Present). Formerly, Assistant Vice President, ING Funds Services, LLC(3) (August 2004 - March 2006).

Craig Wheeler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 41	Assistant Vice President	June 2008 - Present	Assistant Vice President - Director of Tax, ING Funds Services (March 2008 - Present). Formerly, Tax Manager, ING Funds Services (March 2005 - March 2008).

Huey P. Falgout, Jr. 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 47	Assistant Secretary	September 2003 - Present	Senior Vice President and Chief Counsel, ING Investment Management - ING Funds (March 2010 - Present). Formerly, Chief Counsel, ING Americas, U.S. Legal Services (October 2003 - March 2010).

Theresa K. Kelety 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 47	Secretary	September 2003 - Present	Vice President and Senior Counsel, ING Investment Management - ING Funds (March 2010 -Present). Formerly, Senior Counsel, ING Americas, U.S. Legal Services (April 2008 - March 2010) and Counsel, ING Americas, U.S. Legal Services (April 2003 - April 2008).

Kathleen Nichols 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 35	Assistant Secretary	June 2008 - Present	Vice President and Counsel, ING Investment Management - ING Funds (March 2010 - Present). Formerly, Counsel, ING Americas, U.S. Legal Services (February 2008 - March 2010) and Associate, Ropes & Gray LLP (September 2005 - February 2008)

Paul Caldarelli 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 59	Assistant Secretary	August 2010 - Present	Vice President and Senior Counsel, ING Investment Management - ING Funds (March 2010-Present). Formerly, Senior Counsel, ING Americas, U.S. Legal Services (April 2008 - March 2010) and Counsel, ING Americas, U.S. Legal Services (May 2005 - April 2008).

(1)  The officers hold office until the next annual meeting of the Trustees and until their successors shall have been elected and qualified.

(2)  ING Investments, LLC was previously named ING Pilgrim Investments, LLC. ING Pilgrim Investments, LLC is the successor in interest to ING Pilgrim Investments, Inc., which was previously known as Pilgrim Investments, Inc. and before that was known as Pilgrim America Investments, Inc.

(3)  ING Funds Services, LLC was previously named ING Pilgrim Group, LLC. ING Pilgrim Group, LLC is the successor in interest to ING Pilgrim Group, Inc., which was previously known as Pilgrim Group, Inc. and before that was known as Pilgrim America Group, Inc.

(4)  ING Investments Distributor, LLC was previously named ING Funds Distributor, LLC. ING Funds Distributor, LLC is the successor in interest to ING Funds Distributor, Inc., which was previously known as ING Pilgrim Securities, Inc., and before that, was known as Pilgrim Securities, Inc., and before that was known as Pilgrim America Securities, Inc.

(5)  Mr. Mathews commenced services as CEO and President of the ING Funds on November 11, 2006.

(6)  Directed Services LLC is the successor in interest to Directed Services, Inc.

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED)

BOARD CONSIDERATION AND APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS

The Investment Company Act of 1940, as amended (the "1940 Act"), provides, in substance, that each investment advisory agreement and sub-advisory agreement for a mutual fund will terminate automatically after the initial term of the agreement (which term may not exceed two years), unless continuation of the agreement is approved annually by the Board of Trustees or Directors, as the case may be (the "Board") of the fund, including a majority of the Trustees/Directors who have no direct or indirect interest in the agreement and who are not "interested persons" of the fund (the "Independent Trustees"). Consistent with this requirement of the 1940 Act, the Board of ING Balanced Portfolio, Inc., ING Strategic Allocation Portfolios, Inc., ING Intermediate Bond Portfolio, ING Money Market Portfolio, ING Variable Funds, ING Variable Portfolios, Inc. and ING Series Fund, Inc., with respect to each portfolio series thereof (each, a "Fund" and, collectively, the "Funds") has established a process for considering on an annual basis approval of the continuation of the investment management agreement for each Fund (the "Advisory Agreement") with ING Investments, LLC (the "Adviser") and the sub-advisory agreement for each Fund (collectively, the "Sub-Advisory Agreements") with each sub-adviser of the Funds (the "Sub-Advisers"). Set forth below is a description of the process followed by the Board in considering approval of the continuation of each Advisory and Sub-Advisory Agreement (collectively, the "Agreements"), together with an explanation of many of the factors considered and related conclusions reached by the Board in voting to approve the continuation of each Agreement for an additional one-year period commencing January 1, 2011, followed by specific considerations with respect to each Fund covered by this report (each, a "Portfolio").

Overview of the Review Process

At a meeting of the Board held on December 15, 2010, the Board, including all of the Independent Trustees, voted to approve continuation of each of the existing Agreements for the Funds. Prior to voting such approvals, the Board received the affirmative recommendation of the Contracts Committee of the Board, which is a Committee of the Board comprised of all of the Independent Trustees and exclusively of the Independent Trustees. The Contracts Committee recommended approval of the Agreements after completing an extensive review of information requested by the Committee from the Adviser and each Sub-Adviser, including the following: (1) comparative performance data for each Fund for various time periods; (2) comparative data regarding management fees, including data regarding the fees charged by the Adviser and Sub-Advisers for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the Funds; (3) comparative data regarding the total expenses of each Fund; (4) copies of each form of Advisory Agreement and Sub-Advisory Agreement; (5) copies of the codes of ethics of the Adviser and each Sub-Adviser, together with information relating to the manner in which each code is administered; (6) financial statements of the Adviser and each Sub-Adviser; (7) profitability analyses for the Adviser and each Sub-Adviser with respect to each Fund, and all Funds as a group; (8) descriptions of the qualifications of the investment personnel responsible for managing each Fund, the structure of their compensation and their responsibilities with respect to managing other accounts or mutual funds; (9) descriptions of the services provided to the Funds, including the investment strategies and techniques used by each Sub-Adviser in managing the Funds; (10) data relating to portfolio turnover and brokerage practices, including practices with respect to the acquisition of research through "soft dollar" benefits received in connection with the Funds' brokerage; (11) descriptions of the policies and procedures of the various service providers of the Funds for protecting the privacy of shareholder information; (12) information relating to projected sales and redemptions of Fund shares and business plans relating to the Adviser's mutual fund platform; (13) descriptions of the business continuity and disaster recovery plans of the Adviser and each Sub-Adviser; (14) descriptions of various compliance programs of the Adviser and Sub-Advisers, including the Adviser's programs for monitoring and enforcing compliance with the Funds' policies with respect to market-timing, late trading and selective portfolio disclosure; (15) independent reports analyzing the quality of the trade execution services performed by Sub-Advisers for the Funds; and (16) other information relevant to an evaluation of the nature, extent and quality of the services provided by the Adviser and each Sub-Adviser in response to a series of detailed questions posed by Goodwin Procter LLP, legal counsel for the Independent Trustees ("Independent Counsel") on behalf of the Independent Trustees.

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

The Contracts Committee began the formal review process in August 2010 when it met separately with Independent Counsel to review the information to be requested from management and the methodology to be used in determining the selected peer groups for comparing performance and expenses (the "Peer Group Methodology"). Prior to the August meeting, the Contracts Committee engaged an independent consultant (the "Independent Consultant") to evaluate, and make recommendations with respect to, the Peer Group Methodology. The Independent Consultant's findings were reported to the Contracts Committee at the August meeting and incorporated into the Peer Group Methodology approved by the Board. The Contracts Committee then held meetings on October 19-20, 2010 and December 13-14, 2010, during which the Independent Trustees, meeting separately with Independent Counsel, reviewed and evaluated the information described above. As part of the review process, the Contracts Committee also met with representatives from the Adviser and/or the Sub-Advisers to discuss the information provided to the Committee. The Contracts Committee also considered information that had been provided by the Adviser and Sub-Advisers throughout the year at other meetings of the Contracts Committee, the Audit Committee, the Compliance Committee and the full Board.

The Independent Trustees were assisted by Independent Counsel, throughout the contract review process. The Independent Trustees relied upon the advice of Independent Counsel and their own business judgment in determining the material factors to be considered in evaluating each Advisory and Sub-Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Independent Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Independent Trustee may have afforded different weight to the various factors in reaching his or her conclusions with respect to each Advisory and Sub-Advisory Agreement.

Nature, Extent and Quality of Services

In considering whether to approve the Advisory and Sub-Advisory Agreements for the Funds for the year commencing January 1, 2011, the Board evaluated the nature, extent and quality of services provided to the Funds by the Adviser and Sub-Advisers. The Board considered the investment management and related services provided by the Adviser and Sub-Advisers, including the quantity and quality of the resources available to provide such services. Among other things, the Board considered the qualifications of the individuals responsible for performing various investment related services.

The Board also considered the quality of the compliance programs of the Adviser and each Sub-Adviser, including the manner in which the Adviser and each Sub-Adviser monitor for compliance with the investment policies and restrictions of a Fund and with the Codes of Ethics of the Funds, the Adviser and the Sub-Advisers with respect to personal trading by employees with access to portfolio information. The Board also considered the actions taken by the Adviser and Sub-Advisers to establish and maintain effective disaster recovery and business continuity plans.

The Board considered the actions taken by the Adviser and its affiliated companies to administer the Funds' policies and procedures for voting proxies, valuing the Funds' assets, selective disclosure of portfolio holdings and preventing late-trading and frequent trading of Fund shares.

The Board also took into account the efforts of the Adviser and its affiliated companies to reduce the expenses of the Funds. With respect to those Funds that are sub-advised by an affiliate of the Adviser, the Board specifically noted that, in recent years, the Adviser and its affiliated companies have significantly reduced the Funds' brokerage costs and portfolio turnover rates, as well as the quantity of research acquired through the use of soft dollars from the Funds' brokerage. The Board also noted the efforts of the Adviser to optimize the number of Funds in the ING complex of mutual funds and to standardize the asset management characteristics and policies across the ING mutual fund platform. The Board considered information provided by management with respect to the progress made within ING Groep to establish an integrated global asset management firm (the "Global Transition"), including information with respect to any benefits to the Funds and their shareholders as a result of operational efficiencies achieved through the Global Transition. The Board also considered the benefits that shareholders of the Funds realize because the Funds are part of the larger ING family of mutual funds, including, in most cases, the ability of shareholders to exchange or transfer investments within the same class of shares among a wide variety of mutual funds without incurring additional sales charges. In that regard, the Board considered the potential impacts of any divestiture of its insurance business, which includes the investment management businesses, by ING Groep or significant

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

change in structure of the investment management business, if any, on the services provided to the Funds by the Adviser and Sub-Advisers. The Board also considered the actions that have been taken by management to retain key investment management personnel in light of such a potential divestiture.

The Board also considered the Adviser's responsiveness and recommendations for Board action and other steps taken in response to the extraordinary dislocations experienced in the capital markets in recent years, including sustained periods of high volatility, credit disruption and government intervention. In particular, the Board considered the Adviser's efforts and expertise with respect to each of the following matters as they relate to the Funds: (i) negotiating and maintaining the availability of bank loan facilities and other sources of credit used to satisfy liquidity needs; (ii) establishing the fair value of securities and other instruments held in investment portfolios during periods of market volatility and issuer-specific disruptions; (iii) negotiating and maintaining credit support from the Funds' securities lending agent with respect to certain defaulted securities held indirectly by the Funds as collateral for securities on loan; and (iv) the ongoing monitoring of investment management processes and risk controls.

The Board's approval of the Advisory and Sub-Advisory Agreements was informed by certain information provided by the Adviser and the applicable Sub-Advisers with respect to certain actions to be taken to correct underperformance and lack of scale with respect to certain Funds as indicated in the Portfolio-by-Portfolio analysis below.

The Board concluded that the nature, extent and quality of advisory and related services provided by the Adviser and each of the Sub-Advisers, taken as a whole, are consistent with the terms of the respective Advisory and Sub-Advisory Agreements and justify the fees paid by the Funds for such services.

Fund Performance

The Board reviewed each Fund's investment performance over various time periods on an absolute basis and relative to the performance of (i) one or more appropriate benchmark indexes (such as the S&P 500 Composite Stock Price Index), (ii) a group of similarly managed mutual funds identified by Lipper, Inc. and/or Morningstar, Inc., and (iii) similarly managed mutual funds within a specified peer group based upon the Peer Group Methodology approved by the Contracts Committee (each, a "Selected Peer Group"). The Board reviewed comparative performance data for the most recent calendar quarter, year-to-date, one-, three-, five- and ten-year periods, where applicable, ending June 30, 2010 and the most recent calendar quarter, year-to-date, one-, three-, and five-year periods ending September 30, 2010. In considering the performance of the Funds, the Board noted the instability of the markets and periods of high volatility during the prior two years and the response of the Adviser and each Sub-Adviser to such volatility. Summaries of selected portions of the performance information reviewed by the Board, together with the Board's conclusions regarding the performance of each Portfolio, are set forth below under "Portfolio-by-Portfolio Analysis."

Management Fees, Sub-Advisory Fees and Expenses

Consideration was given to the contractual investment advisory fee rates, inclusive of administrative fee rates, payable by the Funds to the Adviser and its affiliated companies (referred to collectively as "management fees") and the contractual sub-advisory fee rates payable by the Adviser to each Sub-Adviser for sub-advisory services. As part of its review, the Board considered each Fund's management fee and total expense ratio, as compared to its Selected Peer Group, both before and after giving effect to any undertaking by the Adviser to waive fees and/or limit the total expenses of a Fund. In addition, the Trustees received information regarding the fees charged by each Sub-Adviser to similarly-managed institutional accounts and other mutual funds, if any, and the comparability (or lack thereof) of the services provided by the Sub-Adviser in managing such accounts and other mutual funds to the services provided in managing the Funds. With respect to the Funds sub-advised by an affiliate of the Adviser, the Board evaluated the reasonableness of the total fees received by the Adviser and its affiliate in the aggregate under the Advisory and Sub-Advisory Agreements. With respect to those Funds sub-advised by a Sub-Adviser that is not affiliated with the Adviser, the Board considered the reasonableness of the fees payable to the Sub-Adviser by the Adviser in light of the ability of the Adviser to negotiate such fees on an arm's-length basis. Summaries of selected portions of the fee and expense information reviewed with respect to each Portfolio are set forth below under "Portfolio-by-Portfolio Analysis." After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser and each Sub-Adviser, the Board concluded with respect to each Fund that the management fee charged to the Fund for advisory, sub-advisory and

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

related services is fair and reasonable and that the total expense ratio of the Fund is reasonable.

Profitability

The Board considered information relating to revenues, expenses, and profits realized by the Adviser and each Sub-Adviser attributable to performing advisory, sub-advisory and administrative services for the Funds. With respect to Funds sub-advised by an unaffiliated Sub-Adviser, the Board did not consider the profitability of the Sub-Adviser to be a material factor because the Board believes that the Adviser negotiates sub-advisory fees with the unaffiliated Sub-Adviser on an arm's-length basis. The Board reviewed profitability data for the Adviser and its affiliated companies, including the distributor of the Funds, relating to (i) each Fund separately, (ii) all Funds as a group, (iii) all "retail" Funds as a group, and (iv) all variable insurance product Funds as a group, in each case for the one-year periods ended December 31, 2009 and December 31, 2008 and the nine-month period ended September 30, 2010. With respect to the Adviser and its affiliates, such information was prepared in accordance with a methodology approved by the Contracts Committee. The Board considered the profitability of the Adviser and its affiliated companies attributable to managing and operating each Fund both with and without the profitability of the distributor of the Funds and both before and after giving effect to any expenses incurred by the Adviser or any affiliated company in making revenue sharing or other payments to third parties, including affiliated insurance companies, for distribution and administrative services. With respect to Funds sub-advised by an affiliate of the Adviser, the Board considered the total profits derived by the Adviser and its affiliate in the aggregate attributable to managing and operating each Fund. The Board also considered other direct or indirect benefits that the Adviser and Sub-Advisers, and any affiliated companies thereof, derive from their relationships with the Funds, including the receipt by certain affiliates of the Adviser, of fees relating to the offering of bundled financial products, such as annuity contracts, and the receipt by Sub-Advisers of "soft dollar" benefits from the Funds' brokerage. The Board concluded that, in light of the nature, extent and quality of the services provided, the profits realized by the Adviser and its affiliated companies, individually and taken as a whole, with respect to providing advisory, sub-advisory and administrative services for each Fund are reasonable.

Economies of Scale

In considering the reasonableness of the management fee of each Fund, the Board considered the extent to which economies of scale can be expected to be realized by a Fund's Adviser and its affiliated companies, on the one hand, and by the Fund, on the other hand, as the assets of the Fund increase. The Board noted that the advisory fee schedule for certain Funds includes breakpoints such that, as the assets of the Fund increase, the Fund's management fee will decrease as a percentage of the Fund's total assets. The Board recognized the inherent difficulties in measuring precisely the impact of any economies of scale being realized by the Adviser and its affiliated companies with respect to their management of any one or more Funds. In an effort to determine the extent to which economies of scale, if any, will be realized by the Adviser and its affiliated companies as the assets of the Funds grow, the Board considered the profitability data described above relating to the Adviser and its affiliated companies in light of changes in the assets of the Funds over various time periods. The Board noted that the total assets under management of many of the Funds have decreased during the past several years and concluded that the economies of scale realized by the Adviser and its affiliated companies from managing the Funds have not increased with respect to such Funds. The Board also reviewed information regarding the expense ratio of each Fund in light of changes in the assets of the Funds over various time periods, noting that, as the assets of a Fund increase, the fixed expenses of the Fund, as a percentage of the total assets of the Fund, can be expected to decrease. The Board considered such expense information in light of projections provided by the Adviser with respect to the future growth of assets of the Funds. The Board also considered the extent to which economies of scale have been, or are expected to be, realized as a result of the Global Transition. Based upon the foregoing, the Board concluded that the economies of scale being realized by the Adviser and its affiliated companies do not mandate the implementation of breakpoints or additional breakpoints, as the case may be, with respect to any Fund at this time except as otherwise indicated with respect to any specific Portfolio in the Portfolio-by-Portfolio analysis.

Portfolio-by-Portfolio Analysis

In deciding to approve the continuation of each Advisory and Sub-Advisory Agreement for an additional one-year period beginning January 1, 2011, the Board took into account the specific data and

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

factors identified below relating to the performance, fees and expenses of each Fund and actions being taken by the Adviser or Sub-Adviser, as the case may be, with respect to these matters. Except as otherwise indicated, the performance data described below for each Portfolio is for periods ended September 30, 2010 and the management fees and expense data described below are as of June 30, 2010.

ING Balanced Portfolio

In evaluating the investment performance of ING Balanced Portfolio, the Board noted that the Portfolio outperformed its Morningstar category median for the most recent calendar quarter, year-to-date and one-year periods but had underperformed its Morningstar category median for the three-year and five-year periods. The Board received performance information relating to a benchmark index of fixed income securities (the "FISB") and equity securities (the "ESB") from which the Board could calculate a composite benchmark index (the "Composite Benchmark") comprised of 60% ESB and 40% FISB. The Board noted that the Portfolio outperformed the Composite Benchmark for the most recent calendar quarter, one-year and year-to-date periods but underperformed for the three-year and five-year periods. The Board considered the fact that the Portfolio is ranked in its Morningstar category in the first quintile for the year-to-date and one-year periods, the second quintile for the most recent calendar quarter, in the third quintile for the three-year period, and in the fourth quintile for the five-year period. The Board noted that the Portfolio underwent a strategy change whereby the method of selecting stocks for the equity component of the Portfolio shifted from the use of a quantitative based model to a fundamental research method and that in connection therewith the Sub-adviser replaced the portfolio manager. Additionally, the Board noted that the Sub-Adviser replaced the portfolio manager for the fixed income component of the Portfolio during the first part of 2009. The Board concluded that appropriate actions are being taken to improve performance and that additional time is needed to evaluate the effectiveness of these actions.

In assessing the reasonableness of the management fee and expense ratio of ING Balanced Portfolio, the Board noted that the management fee for the Portfolio is below the median and below the average management fees of the funds in its Selected Peer Group and that the expense ratio for the Portfolio is below the median and average expense ratios of the funds in its Selected Peer Group.

ING BlackRock Science and Technology Opportunities Portfolio

In evaluating the investment performance of ING BlackRock Science and Technology Opportunities Portfolio, the Board noted that: (1) the Portfolio outperformed its Morningstar category median and benchmark index for all periods presented; and (2) the Portfolio is ranked in its Morningstar category in the third quintile for all periods presented. The Board concluded that the performance of the Portfolio has been satisfactory.

In assessing the reasonableness of the management fee and expense ratio for ING BlackRock Science and Technology Opportunities Portfolio, the Board noted that the management fee for the Portfolio is above the median and average management fees of the funds in its Selected Peer Group and that the expense ratio for the Portfolio is above the median and average expense ratios of the portfolios in its Selected Peer Group. Additionally, the Board noted that the Portfolio benefits from an expense cap implemented by the Adviser for the Portfolio, which resulted in a management fee waiver of .02 of 1% (two basis points) of the Portfolio's average net assets.

ING Growth and Income Portfolio

In evaluating the investment performance of ING Growth and Income Portfolio, the Board noted that: (1) the Portfolio outperformed its Morningstar category median for the year-to-date, three-year and five-year periods, but underperformed for the most recent calendar quarter and one-year period; (2) the Portfolio outperformed its benchmark index for the three-year and five-year periods but underperformed for the most recent calendar quarter, year-to-date and one-year periods; and (3) the Portfolio is ranked in its Morningstar category in the second quintile for the three-year and five-year periods, and in the third quintile for the most recent calendar quarter, year-to-date and one-year periods. The Board concluded that the performance of the Portfolio is satisfactory.

In assessing the reasonableness of the management fee and expense ratio for ING Growth and Income Portfolio, the Board noted that the management fee for the Portfolio is below the median and average management fees of the funds in its Selected Peer Group and that the expense ratio for the Portfolio is below the median and average expense ratios of the funds in its Selected Peer Group.

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

ING Small Company Portfolio

In evaluating the investment performance of ING Small Company Portfolio, the Board noted that: (1) the Portfolio outperformed its Morningstar category median all periods presented; (2) the Portfolio underperformed its benchmark index for the most recent calendar quarter, but outperformed the benchmark index for the one-year, three-year and five-year periods; and (3) the Portfolio is ranked in its Morningstar category in the first quintile for the five-year period, in the second quintile for the three-year period, one-year period and year-to-date period and in the third quintile for the most recent calendar quarter. The Board concluded that the performance of the Portfolio is satisfactory.

In assessing the reasonableness of the management fee and expense ratio for ING Small Company Portfolio, the Board noted that the management fee for the Portfolio is below the median and average management fees of the funds in its Selected Peer Group, and that the expense ratio for the Portfolio is below the median and average expense ratios of the funds in its Selected Peer Group.

ING Intermediate Bond Portfolio

In evaluating the investment performance of ING Intermediate Bond Portfolio, the Board noted that: (1) the Portfolio outperformed its Morningstar category median for the most recent calendar quarter, year-to-date and one-year periods, but underperformed for the three-year and five-year periods; (2) the Portfolio outperformed its benchmark index for the most recent calendar quarter, year-to-date and one-year periods but underperformed for the three-year and five-year periods; and (3) the Portfolio is ranked in its Morningstar category in the first quintile for the year-to-date and one-year periods, the second quintile for the most recent calendar quarter, in the fourth quintile for the five-year period and in the fifth quintile for the three-year period. The Board noted that the Sub-Adviser replaced the portfolio manager to the Portfolio in January 2009 and that, under the direction of the new portfolio manager, the performance of the Portfolio has improved. The Board concluded that the performance of the Portfolio is satisfactory.

In assessing the reasonableness of the management fee and expense ratio for ING Intermediate Bond Portfolio, the Board noted that the management fee for the Portfolio is below the median and average management fees of the funds in its Selected Peer Group, and that the expense ratio for the Portfolio is below the median and average expense ratios of the funds in its Selected Peer Group.

ING Money Market Portfolio

In evaluating the investment performance of ING Money Market Portfolio, the Board noted that: (1) the Portfolio outperformed its Morningstar category median and its benchmark index for all periods presented; and (2) although the Portfolio is not ranked by Morningstar, the Portfolio is ranked in its Lipper category in the first quintile for all periods presented. In assessing the performance of the Portfolio, the Board noted that in response to the extreme volatility throughout 2009 the Sub-Adviser voluntarily chose to reduce the level of risk in the Portfolio by investing primarily in highly liquid instruments of short duration of high quality issuers that have received direct central government support or guarantees and securities that are the subject of liquidity programs of the Federal Reserve or the U.S. Treasury, and that the Sub-Adviser continued to operate the Portfolio in a risk averse manner throughout 2010. The Board also recognized that throughout 2009 and 2010 the Adviser and its affiliates have been waiving, and/or reimbursing fees in order for the Portfolio to maintain a net yield equal to, or greater than zero. The Board concluded that the performance of the Portfolio is satisfactory.

In assessing the reasonableness of the management fee and expense ratio for ING Money Market Portfolio, the Board noted that the management fee for the Portfolio is below the median and average management fees of the funds in its Selected Peer Group, and that the expense ratio for the Portfolio is equal to the median and above the average expense ratios of the funds in its Selected Peer Group. The Board noted that during 2010 the Adviser and its affiliates continued to voluntarily waive, and/or reimburse fees in order for the Portfolio to maintain a net yield equal to, or greater than zero.

Investment Adviser

ING Investments, LLC
7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258

Administrator

ING Funds Services, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Distributor

ING Investments Distributor, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Transfer Agent

BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809

Independent Registered Public Accounting Firm

KPMG LLP
Two Financial Center
60 South Street
Boston, Massachusetts 02111

Custodian

The Bank of New York Mellon
One Wall Street
New York, New York 10286

Legal Counsel

Goodwin Procter LLP
Exchange Place
53 State Street
Boston, Massachusetts 02109

Before investing, carefully consider the investment objectives, risks, charges and expenses of the variable annuity contract and the underlying variable investment options. This and other information is contained in the prospectus for the variable annuity contract and the underlying variable investment options. Obtain these prospectuses from your agent/registered representative and read them carefully before investing.

  VPAR-ACAPAPALL  (1210 021811)

Item 2. Code of Ethics.

As of the end of the period covered by this report, Registrant had adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to the Registrant’s principal executive officer and principal financial officer.  There were no amendments to the Code during the period covered by the report.  The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code during the period covered by this report.  The code of ethics is filed herewith pursuant to Item 10(a)(1), Exhibit 99.CODE ETH.

Item 3. Audit Committee Financial Expert.

The Board of Trustees has determined that Corine Norgaard and Joseph Obermeyer are each audit committee financial experts, as defined in Item 3 of Form N-CSR.  Ms. Norgaard and Mr. Obermeyer are both “independent” for purposes of Item 3 of Form N-CSR.

Item 4.  Principal Accountant Fees and Services.

(a)                                  Audit Fees:  The aggregate fees billed for each of the last two fiscal years for professional services rendered by KPMG LLP (“KPMG”), the principal accountant for the audit of the registrant’s annual financial statements, for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $41,216 for year ended December 31, 2010 and $39,885 for year ended December 31, 2009.

(b)                                 Audit-Related Fees:  The aggregate fees billed in each of the last two fiscal years for assurance and related services by KPMG that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $2,150 for year ended December 31, 2010 and $2,150 for year ended December 31, 2009.

(c)                                  Tax Fees:  The aggregate fees billed in each of the last two fiscal years for professional services rendered by KPMG for tax compliance, tax advice, and tax planning were $1,940 in the year ended December 31, 2010 and $9,665 in the year ended December 31, 2009.  Such services included review of excise distribution calculations (if applicable), preparation of the Funds’ federal, state and excise tax returns, tax services related to mergers and routine consulting.

(d)                                 All Other Fees:  The aggregate fees billed in each of the last two fiscal years for products and services provided by KPMG, other than the services reported in paragraphs (a) through (c) of this Item.

None

(e) (1)     Audit Committee Pre-Approval Policies and Procedures

2

AUDIT AND NON-AUDIT SERVICES
PRE-APPROVAL POLICY

I.              Statement of Principles

Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of the Board of Directors or Trustees (the “Committee”) of the ING Funds (each a “Fund,” collectively, the “Funds”) set out under Paragraph I on Exhibit A to this Audit and Non-Audit Services Pre-Approval Policy (“Policy”) is responsible for the oversight of the work of the Funds’ independent auditors.  As part of its responsibilities, the Committee must pre-approve the audit and non-audit services performed by the auditors in order to assure that the provision of these services does not impair the auditors’ independence from the Funds.  The Committee has adopted, and the Board has ratified, this Policy, which sets out the procedures and conditions under which the services of the independent auditors may be pre-approved.

Under Securities and Exchange Commission (“SEC”) rules promulgated in accordance with the Act, the Funds’ may establish two different approaches to pre-approving audit and non-audit services.  The Committee may approve services without consideration of specific case-by-case services (“general pre-approval”) or it may pre-approve specific services (“specific pre-approval”).  The Committee believes that the combination of these approaches contemplated in this Policy results in an effective and efficient method for pre-approving audit and non-audit services to be performed by the Funds’ independent auditors.  Under this Policy, services that are not of a type that may receive general pre-approval require specific pre-approval by the Committee.  Any proposed services that exceed pre-approved cost levels or budgeted amounts will also require the Committee’s specific pre-approval.

For both types of approval, the Committee considers whether the subject services are consistent with the SEC’s rules on auditor independence and that such services are compatible with maintaining the auditors’ independence.  The Committee also considers whether a particular audit firm is in the best position to provide effective and efficient services to the Funds.  Reasons that the auditors are in the best position include the auditors’ familiarity with the Funds’ business, personnel, culture, accounting systems, risk profile, and other factors, and whether the services will enhance the Funds’ ability to manage and control risk or improve audit quality.  Such factors will be considered as a whole, with no one factor being determinative.

The appendices attached to this Policy describe the audit, audit-related, tax-related, and other services that have the Committee’s general pre-approval.  For any service that has been approved through general pre-approval, the general pre-approval will remain in place for a period 12 months from the date of pre-approval, unless the Committee determines that a different period is appropriate.  The Committee will annually review and pre-approve the services that may be provided by the independent auditors without specific pre-approval.  The Committee will revise the list of services subject to general pre-approval as appropriate.  This Policy does not serve as a delegation to Fund management of the Committee’s duty to pre-approve services performed by the Funds’ independent auditors.

3

II.            Audit Services

The annual audit services engagement terms and fees are subject to the Committee’s specific pre-approval.  Audit services are those services that are normally provided by auditors in connection with statutory and regulatory filings or engagements or those that generally only independent auditors can reasonably provide.  They include the Funds’ annual financial statement audit and procedures that the independent auditors must perform in order to form an opinion on the Funds’ financial statements (e.g., information systems and procedural reviews and testing).  The Committee will monitor the audit services engagement and approve any changes in terms, conditions or fees deemed by the Committee to be necessary or appropriate.

The Committee may grant general pre-approval to other audit services, such as statutory audits and services associated with SEC registration statements, periodic reports and other documents filed with the SEC or issued in connection with securities offerings.

The Committee has pre-approved the audit services listed on Appendix A.  The Committee must specifically approve all audit services not listed on Appendix A.

III.           Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or the review of the Funds’ financial statements or are traditionally performed by the independent auditors.  The Committee believes that the provision of audit-related services will not impair the independent auditors’ independence, and therefore may grant pre-approval to audit-related services.  Audit-related services include accounting consultations related to accounting, financial reporting or disclosure matters not classified as “audit services;” assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures relating to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Form N-SAR or Form N-CSR.

The Committee has pre-approved the audit-related services listed on Appendix B.  The Committee must specifically approve all audit-related services not listed on Appendix B.

IV.           Tax Services

The Committee believes the independent auditors can provide tax services to the Funds, including tax compliance, tax planning, and tax advice, without compromising the auditors’ independence.  Therefore, the Committee may grant general pre-approval with respect to tax services historically provided by the Funds’ independent auditors that do not, in the Committee’s view, impair auditor independence and that are consistent with the SEC’s rules on auditor independence.

The Committee will not grant pre-approval if the independent auditors initially recommends a transaction the sole business purpose of which is tax avoidance and the tax treatment of which may

4

not be supported in the Internal Revenue Code and related regulations.  The Committee may consult outside counsel to determine that tax planning and reporting positions are consistent with this Policy.

The Committee has pre-approved the tax-related services listed on Appendix C.  The Committee must specifically approve all tax-related services not listed on Appendix C.

V.            Other Services

The Committee believes it may grant approval of non-audit services that are permissible services for independent auditors to a Fund.  The Committee has determined to grant general pre-approval to other services that it believes are routine and recurring, do not impair auditor independence, and are consistent with SEC rules on auditor independence.

The Committee has pre-approved the non-audit services listed on Appendix D.  The Committee must specifically approve all non-audit services not listed on Appendix D.

A list of the SEC’s prohibited non-audit services is attached to this Policy as Appendix E.  The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of these impermissible services and the applicability of exceptions to certain of the SEC’s prohibitions.

VI.           Pre-approval of Fee levels and Budgeted Amounts

The Committee will annually establish pre-approval fee levels or budgeted amounts for audit, audit-related, tax and non-audit services to be provided to the Funds by the independent auditors.  Any proposed services exceeding these levels or amounts require the Committee’s specific pre-approval.  The Committee considers fees for audit and non-audit services when deciding whether to pre-approve services.  The Committee may determine, for a pre-approval period of 12 months, the appropriate ratio between the total amount of fees for the Fund’s audit, audit-related, and tax services (including fees for services provided to Fund affiliates that are subject to pre-approval), and the total amount of fees for certain permissible non-audit services for the Fund classified as other services (including any such services provided to Fund affiliates that are subject to pre-approval).

VII.         Procedures

Requests or applications for services to be provided by the independent auditors will be submitted to management.  If management determines that the services do not fall within those services generally pre-approved by the Committee and set out in the appendices to these procedures, management will submit the services to the Committee or its delagee.  Any such submission will include a detailed description of the services to be rendered.

Notwithstanding this paragraph, the Committee will, on quarterly basis, receive from the independent auditors a list of services provided to date by the auditors during Pre-Approval Period.

5

VIII.        Delegation

The Committee may delegate pre-approval authority to one or more of the Committee’s members.  Any member or members to whom such pre-approval authority is delegated must report any pre-approval decisions, including any pre-approved services, to the Committee at its next scheduled meeting.  The Committee will identify any member to whom pre-approval authority is delegated in writing.  The member will retain such authority for a period of 12 months from the date of pre-approval unless the Committee determines that a different period is appropriate.  The period of delegated authority may be terminated by the Committee or at the option of the member.

IX.           Additional Requirements

The Committee will take any measures the Committee deems necessary or appropriate to oversee the work of the independent auditors and to assure the auditors’ independence from the Funds.  This may include reviewing a formal written statement from the independent auditors delineating all relationships between the auditors and the Funds, consistent with Independence Standards Board No. 1, and discussing with the auditors their methods and procedures for ensuring independence.

Effective April 23, 2008, the KPMG LLP (“KPMG”) audit team for the ING Funds accepted the global responsibility for monitoring the auditor independence for KPMG relative to the ING Funds.  Using a proprietary system called Sentinel, the audit team is able to identify and manage potential conflicts of interest across the member firms of the KPMG International Network and prevent the provision of prohibited services to the ING entities that would impair KPMG independence with the respect to the ING Funds.  In addition to receiving pre-approval from the ING Funds Audit Committee for services provided to the ING Funds and for services for ING entities in the Investment Company Complex, the audit team has developed a process for periodic notification via email to the ING Funds’ Audit Committee Chairpersons regarding requests to provide services to ING Groep NV and its affiliates from KPMG offices worldwide.   Additionally, KPMG provides a quarterly summary of the fees for services that have commenced for ING Groep NV and Affiliates at each Audit Committee Meeting.

Date last approved: September 22, 2010

6

Appendix A
Pre-Approved Audit Services for the Pre-Approval Period  September 22, 2010 through December 31, 2011

Service

	The Fund(s)	Fee Range
Statutory audits or financial audits (including tax services associated with audit services)	Ö	As presented to Audit Committee(1)

Services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., consents), and assistance in responding to SEC comment letters.

	Ö	Not to exceed $9,750 per filing

Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies.

	Ö	Not to exceed $8,000 during the Pre-Approval Period

(1)          For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in KPMG’s Proposal or any Engagement Letter covering the period at issue.  Fees in the Engagement Letter will be controlling.

7

Appendix B
Pre-Approved Audit-Related Services for the Pre-Approval Period September 22, 2010 through December 31, 2011

Service

	The Fund(s)	Fund Affiliates	Fee Range
Services related to Fund mergers (Excluding tax services – See Appendix C for tax services associated with fund mergers)	Ö	Ö	Not to exceed $10,000 per merger

Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies. [Note: Under SEC rules some consultations may be “audit” services and others may be “audit-related” services.]

	Ö		Not to exceed $5,000 per occurrence during the Pre-Approval Period

Review of the Funds’ semi-annual financial statements	Ö		Not to exceed $2,400 per set of financial statements per fund

Reports to regulatory or government agencies related to the annual engagement	Ö		Up to $5,000 per occurrence during the Pre-Approval Period

Regulatory compliance assistance	Ö	Ö	Not to exceed $5,000 per quarter

Training courses		Ö	Not to exceed $2,000 per course

8

Appendix C
Pre-Approved Tax Services for the Pre-Approval Period September 22, 2010 through December 31, 2011

Service

	The Fund(s)	Fund Affiliates	Fee Range
Preparation of federal and state income tax returns and federal excise tax returns for the Funds including assistance and review with excise tax distributions.	Ö		As presented to Audit Committee(2)

Review of IRC Sections 851(b) and 817(h) diversification testing on a real-time basis	Ö		As presented to Audit Committee(2)

Assistance and advice regarding year-end reporting for 1099’s	Ö		As presented to Audit Committee(2)

Tax assistance and advice regarding statutory, regulatory or administrative developments	Ö	Ö	Not to exceed $5,000 in aggregate for the Funds or for the Funds’ investment adviser during the Pre-Approval Period

Tax training courses		Ö	Not to exceed $2,000 per course during the Pre-Approval Period

(2)          For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, as provided in KPMG’s Proposal or any Engagement Letter covering the period at issue.  Fees in the Engagement Letter will be controlling.

9

Appendix C, continued

Service

	The Fund(s)	Fund Affiliates	Fee Range
Tax services associated with Fund mergers	Ö	Ö	Not to exceed $4,000 per fund per merger during the Pre-Approval Period

Other tax-related assistance and consultation, including, without limitation, assistance in evaluating derivative financial instruments and international tax issues, qualification and distribution issues, and similar routine tax consultations

	Ö		Not to exceed $50,000 during the Pre-Approval Period

10

Appendix D
Pre-Approved Other Services for the Pre-Approval Period September 22, 2010 through December 31, 2011

Service

	The Fund(s)	Fund Affiliates	Fee Range
Agreed-upon procedures for Class B share 12b-1 programs		Ö	Not to exceed $60,000 during the Pre-Approval Period

Security counts performed pursuant to Rule 17f-2 of the 1940 Act (i.e., counts for Funds holding securities with affiliated sub-custodians)

(Cost to be split 50% the funds and 50% ING Investments, LLC)

	Ö	Ö	Not to exceed $5,000 per Fund during the Pre-Approval Period

11

Appendix E

Prohibited Non-Audit Services
Dated:            2010 and 2011

•                  Bookkeeping or other services related to the accounting records or financial statements of the Funds

•                  Financial information systems design and implementation

•                  Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•                  Actuarial services

•                  Internal audit outsourcing services

•                  Management functions

•                  Human resources

•                  Broker-dealer, investment adviser, or investment banking services

•                  Legal services

•                  Expert services unrelated to the audit

•                  Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

12

EXHIBIT A

ING BALANCED PORTFOLIO, INC.

ING STRATEGIC ALLOCATION PORTFOLIOS, INC.

ING INTERMEDIATE BOND PORTFOLIO

ING MONEY MARKET PORTFOLIO

ING VARIABLE FUNDS

ING VARIABLE PORTFOLIOS, INC.

ING SERIES FUND, INC.

13

(e) (2)                Percentage of services referred to in 4(b) — (4)(d) that were approved by the audit committee

100% of the services were approved by the audit committee.

(f)                                   Percentage of hours expended attributable to work performed by other than full time employees of KPMG if greater than 50%.

Not applicable.

(g)                                 Non-Audit Fees:  The non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were $1,220,728 for year ended December 31, 2010 and $2,106,219 for year ended December 31, 2009.

(h)                                 Principal Accountants Independence:  The Registrant’s Audit committee has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining KPMG’s independence.

Item 5.  Audit Committee of Listed Registrants.

Not applicable.

14

Item 6.  Schedule of Investments

Summary schedule is included as part of the report to shareholders filed under Item 1 of this Form, if applicable.

15

Report of Independent Registered Public Accounting Firm

The Shareholders, Board of Directors/Trustees

ING Variable Funds

We have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States),  the statement of assets and liabilities, including the summary portfolio of investments, of ING Growth and Income Portfolio, a series of ING Variable Funds, as of December 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended and have issued our unqualified report thereon dated February 24, 2011 (which report and financial statements are included in Item 1 of this Certified Shareholder Report on Form N-CSR). In connection with our audit of the aforementioned financial statements and financial highlights, we also audited the related portfolio of investments included in Item 6 of this Form N-CSR.  The portfolio of investments is the responsibility of management.  Our responsibility is to express an opinion on the portfolio of investments based on our audits.

In our opinion, the portfolio of investments, when considered in relation to the basic financial statements taken as a whole, present fairly, in all material respects, the information set forth therein.

Boston, Massachusetts

March 7, 2011

16

PORTFOLIO OF INVESTMENTS
ING Growth and Income Portfolio	as of December 31, 2010

Shares			Value
COMMON STOCK: 98.0%
		Consumer Discretionary: 9.8%
601,700	@	AnnTaylor Stores Corp.	$16,480,563
1,936,300		Comcast Corp. – Class A	42,540,511
965,271	@	DIRECTV	38,543,271
1,659,500	L	International Game Technology	29,356,555
394,953	@	Liberty Media Corp. - Starz	26,256,475
1,249,232		Macy’s, Inc.	31,605,570
1,759,800		Regal Entertainment Group	20,660,052
716,200	@, L	Urban Outfitters, Inc.	25,647,122
1,253,900		Wyndham Worldwide Corp.	37,566,844
			268,656,963
		Consumer Staples: 9.7%
1,256,400		Coca-Cola Enterprises, Inc.	31,447,692
285,100	@	Energizer Holdings, Inc.	20,783,790
1,164,882		PepsiCo, Inc.	76,101,741
917,192		Procter & Gamble Co.	59,002,961
1,452,600		Wal-Mart Stores, Inc.	78,338,718
			265,674,902
		Energy: 13.4%
1,089,200		Arch Coal, Inc.	38,187,352
1,885,315		ExxonMobil Corp.	137,854,233
544,415		National Oilwell Varco, Inc.	36,611,909
830,408		Nexen, Inc.	19,016,343
596,100		Schlumberger Ltd.	49,774,350
944,600		Suncor Energy, Inc.	36,168,734
399,400	@	Transocean Ltd.	27,762,294
990,500	L	Valero Energy Corp.	22,900,360
			368,275,575
		Financials: 16.3%
1,875,673	@, L	Blackstone Group LP	26,540,773
14,365,800	@	Citigroup, Inc.	67,950,234
844,400	L	Comerica, Inc.	35,667,456
167,100		Goldman Sachs Group, Inc.	28,099,536
2,140,960		JPMorgan Chase & Co.	90,819,523
595,300		Prudential Financial, Inc.	34,950,063
539,685		Reinsurance Group of America, Inc.	28,986,481
2,755,400		Wells Fargo & Co.	85,389,846
404,800		Willis Group Holdings Ltd.	14,018,224
1,535,600		XL Group PLC	33,506,792
			445,928,928
		Health Care: 10.2%
966,200		Aetna, Inc.	29,478,762
1,181,300		AmerisourceBergen Corp.	40,305,956
537,177		Covidien PLC	24,527,502
627,100	@	Medco Health Solutions, Inc.	38,422,417
1,625,100		Merck & Co., Inc.	58,568,604
3,709,217		Pfizer, Inc.	64,948,390
459,562		Teva Pharmaceutical Industries Ltd. ADR	23,956,967
			280,208,598
		Industrials: 10.8%
316,200	L	Acuity Brands, Inc.	18,235,254
578,600		Boeing Co.	37,759,436
474,200	@	Cooper Industries PLC	27,641,118
642,900		Fluor Corp.	42,598,554
2,640,900		General Electric Co.	48,302,061
567,500		Harsco Corp.	16,071,599
408,530	@	TransDigm Group, Inc.	29,418,245
568,000		Trinity Industries, Inc.	15,114,480
298,980		Union Pacific Corp.	27,703,487
517,859	@	WABCO Holdings, Inc.	31,553,149
			294,397,383
		Information Technology: 19.5%
368,607	@	Apple, Inc.	118,897,874
116,600	@	Google, Inc. - Class A	69,256,902
2,647,300		Intel Corp.	55,672,719
2,602,800	L	Jabil Circuit, Inc.	52,290,252
404,000	@	Lam Research Corp.	20,919,120
2,078,400	@	Marvell Technology Group Ltd.	38,554,320
3,615,761		Microsoft Corp.	100,952,048
1,593,917		Qualcomm, Inc.	78,882,952
			535,426,187
		Materials: 3.9%
717,100		EI Du Pont de Nemours & Co.	35,768,948
1,451,800		Packaging Corp. of America	37,514,512
576,100	L	United States Steel Corp.	33,655,762
			106,939,222

17

		Telecommunication Services: 2.6%
6,587,700	@	Sprint Nextel Corp.		27,865,971
1,191,300		Verizon Communications, Inc.		42,624,714
				70,490,685
		Utilities: 1.8%
2,595,300	L	Great Plains Energy, Inc.		50,322,867
				50,322,867
		Total Common Stock (Cost $2,219,462,869)		2,686,321,310

Principal Amount

CORPORATE BONDS/NOTES: 0.0%
		Energy:
$10,000,000	R, X	Southern Energy Escrow		$—

		Utilities: 0.0%
20,000,000		Mirant Corp. Escrow		—
				—
		Total Corporate Bonds/Notes (Cost $-)		—

		Total Long-Term Investments (Cost $2,219,462,869)		2,686,321,310

Shares

SHORT-TERM INVESTMENTS: 4.7%
		Mutual Funds: 2.1%
56,996,000		Blackrock Liquidity Funds TempFund Portfolio - Class I		56,996,000

		Total Mutual Funds (Cost $56,996,000)		56,996,000

		Securities Lending Collateral(cc): 2.6%
70,524,418		BNY Mellon Overnight Government Fund (1)		70,524,418
822,936	R	BNY Institutional Cash Reserves Fund, Series B (1)(2)		658,349

		Total Securities Lending Collateral (Cost $71,347,354)		71,182,767

		Total Short-Term Investments (Cost $128,343,354)		128,178,767

		Total Investments in Securities
		(Cost $2,347,806,223) *	102.7%	$2,814,500,077
		Other Assets and Liabilities - Net	(2.7)	(74,134,157)
		Net Assets	100.0%	$2,740,365,920

@	Non-income producing security
ADR	American Depositary Receipt
(cc)	Securities purchased with cash collateral for securities loaned.
(1)	Collateral received from brokers for securities lending was invested in these short-term investments.
(2)

On September 12, 2008, BNY established a separate sleeve of the Institutional Cash Reserves Fund (Series B) to hold certain Lehman Brothers defaulted debt obligations. The Portfolio’s position in Series B is being fair valued daily. Please see the accompanying Notes to Financial Statements for additional details on securities lending.

R	Restricted security
L	Loaned security, a portion or all of the security is on loan at December 31, 2010.
X	Fair value determined by ING Funds Valuation Committee appointed by the Funds’ Board of Directors/Trustees.

18

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The Nominating Committee operates pursuant to a Charter approved by the Board.  The primary purpose of the Nominating Committee is to consider, evaluate and make recommendations to the Board with respect to the nomination and selection of Independent Trustees. In evaluating candidates, the Nominating Committee may consider a variety of factors, but specific qualifications of candidates for Board membership will be based on the needs of the Board at the time of nomination.

The Nominating Committee is willing to consider nominations received from shareholders and shall assess shareholder nominees in the same manner as it reviews nominees it identifies.  A shareholder nominee for director should be submitted in writing to the Fund’s Secretary. Any such shareholder nomination should include sufficient background information concerning the candidate and should be received in a timely manner.  At a minimum, the following information as to each individual proposed for nomination as director should be included:  the individual’s written consent to be named in the proxy statement as a nominee (if nominated) and to serve as a director (if elected), and all information relating to such individual that is required to be disclosed in a solicitation of proxies for election of directors, or is otherwise required, in each case under applicable federal securities laws, rules and regulations.

The Secretary shall submit all nominations received in a timely manner to the Nominating Committee.  To be timely, any such submission must be delivered to the Fund’s Secretary not earlier than the 90th day prior to such meeting and not later than the close of business on the later of the 60th day prior to such meeting or the 10th day following the day on which public announcement of the date of the meeting is first made, by either disclosure in a press release or in a document publicly filed by the Fund with the SEC.

In evaluating a candidate for the position of Independent Trustee, including any candidate recommended by shareholders of the Fund, the Nominating Committee shall consider the following:  (i) the candidate’s knowledge in matters relating to the mutual fund industry; (ii) any experience possessed by the candidate as a director or senior officer of other public companies; (iii) the candidate’s educational background, reputation for high ethical standards and professional integrity; (iv) any specific financial, technical or other expertise possessed by the candidate, and the extent to which such expertise would complement the Board’s existing mix of skills, core competencies and qualifications; (v) the candidate’s perceived ability to contribute to the ongoing functions of the Board, including the candidate’s ability and commitment to attend meetings regularly and work collaboratively with other members of the Board; (vi) the candidate’s ability to qualify as an Independent Trustee for purposes of the 1940 Act; and (vii) such other factors as the Committee determines to be relevant in light of the existing composition of the Board and any anticipated vacancies.  Prior to making a final recommendation to the Board, the Committee shall conduct personal interviews with those candidates it concludes are the most qualified candidates.

19

Item 11.  Controls and Procedures.

(a)                                  Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant’s disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant’s disclosure controls and procedures allow timely preparation and review of the information for the registrant’s Form N-CSR and the officer certifications of such Form N-CSR.

(b)                                 There were no significant changes in the registrant’s internal controls that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2)

A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached hereto as EX-99.CERT.

(b)	The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT

(3)	Not applicable.

20

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): ING Variable Funds

By	/s/ Shaun P. Mathews
Shaun P. Mathews
President and Chief Executive Officer

Date: March 7, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Shaun P. Mathews
Shaun P. Mathews
President and Chief Executive Officer

Date: March 7, 2011

By	/s/ Todd Modic
Todd Modic
Senior Vice President and Chief Financial Officer

Date: March 7, 2011

21